UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. __)
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Health Fitness Corporation

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT
INTRODUCTION
OUTSTANDING SHARES AND VOTING RIGHTS
PRINCIPAL SHAREHOLDERS AND MANAGEMENT SHAREHOLDINGS
ELECTION OF DIRECTORS (Proposal #1)
CORPORATE GOVERNANCE
CERTAIN TRANSACTIONS
EXECUTIVE COMPENSATION
APPROVAL OF AMENDED AND RESTATED 2005 STOCK OPTION PLAN (Proposal #2)
APPROVAL OF 2007 EQUITY INCENTIVE PLAN (Proposal #3)
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Proposal #4)
AUDIT COMMITTEE REPORT
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
OTHER BUSINESS
SHAREHOLDER PROPOSALS

HEALTH FITNESS CORPORATION

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

     The Annual Meeting of Shareholders of Health Fitness Corporation will be held at 3:30 p.m., Central time, on May 21, 2007, at the Company’s corporate offices, 3600 American Boulevard West, Bloomington, Minnesota, for the following purposes:
1.	To elect 8 individuals to serve on the Board of Directors for a term of one year or until their successors are duly elected and qualified.

2.	To approve the Company’s amended and restated 2005 Stock Option Plan.

3.	To approve the Company’s 2007 Equity Incentive Plan.

4.	To ratify the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for 2007.

5.	To consider and act upon such other matters as may properly come before the meeting and any adjournments or postponements thereof.
     Only shareholders of record at the close of business on April 2, 2007 are entitled to notice of the meeting and to vote at the meeting or any adjournment or postponement thereof.
     Your vote is important. We ask that you complete, sign, date and return the enclosed proxy in the envelope provided or vote over the internet or by telephone, as described on the enclosed proxy. The prompt return of proxies will save the Company the expense of further requests for proxies.

BY ORDER OF THE BOARD OF DIRECTORS

Gregg O. Lehman, Ph.D.
President and Chief Executive Officer

Bloomington, Minnesota
April 16, 2007

HEALTH FITNESS CORPORATION
Annual Meeting of Shareholders
May 21, 2007

PROXY STATEMENT

INTRODUCTION
     Your proxy is solicited by the Board of Directors of Health Fitness Corporation (the “Company”) for the Annual Meeting of Shareholders to be held on May 21, 2007, at the location and for the purposes set forth in the Notice of Meeting, and at any adjournment or postponement thereof.
     The cost of soliciting proxies, including the preparation, assembly and mailing of the proxies and soliciting material, as well as the cost of forwarding such material to beneficial owners of the Company’s Common Stock, will be borne by the Company. Directors, officers and regular employees of the Company may, without compensation other than their regular remuneration, solicit proxies personally or by telephone.
     You may vote your shares by telephone, over the internet or by mail by following the instructions on the enclosed proxy. If you vote by telephone or over the internet, you do not need to return your proxy by mail. Internet and telephone voting facilities will close at 12:00 p.m., Central time, on May 18, 2007. If your shares are held in “street name,” you must instruct the record holder of your shares in order to vote.
     Any shareholder giving a proxy may revoke it at any time prior to its use at the meeting by giving written notice of such revocation to the Secretary of the Company or by attending and voting at the meeting. Proxies not revoked will be voted in accordance with the choice specified by shareholders by means of the ballot provided on the Proxy for that purpose. Proxies which are signed but which lack any such specification will, subject to the following, be voted in favor of the proposals set forth in the Notice of Meeting and in favor of the number and slate of directors proposed by the Board of Directors and listed herein. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. Abstentions, therefore, as to any proposal will have the same effect as votes against such proposal. If a broker returns a “non-vote” proxy, indicating a lack of voting instructions by the beneficial holder of the shares and a lack of discretionary authority on the part of the broker to vote on a particular matter, then the shares covered by such non-vote proxy shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote required for approval of such matter.
     The mailing address of the principal executive offices of the Company is 3600 American Boulevard West, Suite 560, Bloomington, Minnesota 55431. The Company expects that this Proxy Statement, the related proxy and Notice of Meeting will first be mailed to shareholders on or about April 16, 2007.

OUTSTANDING SHARES AND VOTING RIGHTS
     The Board of Directors of the Company has fixed April 2, 2007 as the record date for determining shareholders entitled to vote at the Annual Meeting. Persons who were not shareholders on such date will not be allowed to vote at the Annual Meeting. At the close of business on April 2, 2007, 19,630,740 shares of the Company’s Common Stock were issued and outstanding. The Common Stock is the only outstanding class of capital stock of the Company entitled to vote at the meeting. Each share of Common Stock is entitled to one vote on each matter to be voted upon at the meeting. No holders of any capital stock of the Company are entitled to cumulative voting rights.

PRINCIPAL SHAREHOLDERS AND MANAGEMENT SHAREHOLDINGS
     The following table sets forth as of April 2, 2007 certain information regarding beneficial ownership of our Common Stock by:
•	Each person known to us to beneficially own 5% or more of our Common Stock;

•	Each executive officer named in the Summary Compensation Table on page 30, who in this proxy statement are collectively referred to as the “named executive officers;”

•	Each of our directors (including nominees); and

•	All of our executive officers (as that term is defined in the Securities Act of 1933) and directors as a group.
     We have determined beneficial ownership in accordance with Rule 13d-3 under the Securities Exchange Act of 1934. Beneficial ownership generally means having sole or shared voting or investment power with respect to securities. Unless otherwise indicated in the footnotes to the table, each shareholder named in the table has sole voting and investment power with respect to the shares of Common Stock set forth opposite the shareholder’s name. We have based our calculation of the percentage of beneficial ownership on 19,630,740 shares of Common Stock outstanding on April 2, 2007. Unless otherwise noted below, the address of each beneficial owner listed on the table is c/o Health Fitness Corporation, 3600 American Blvd. W., Suite 560, Bloomington, MN 55431.

			Percent of
Name of Beneficial Owner	Number		Class(1)
5% Beneficial Owners:
Perkins Capital Management, Inc. 730 East Lake Street Wayzata, MN 55391	2,631,752	(2)	13.41%
Pequot Capital Management, Inc. 500 Nyala Farm Road Westport, CT 06680	2,468,840	(3)	12.03%
Magnetar Capital Master Fund, Ltd. c/o Magnetar Financial LLC 1603 Orrington Ave., 13th Floor Evanston, IL 60201	1,946,250	(4)	9.73%
Gruber & McBaine Capital Management 50 Osgood Place — Penthouse San Francisco, CA 94133	1,435,860	(5)	7.25%
Named Executive Officers and Directors:
Gregg O. Lehman	68,333	(6)	*
Jerry V. Noyce	578,105	(7)	2.9%
Wesley W. Winnekins	169,250	(8)	*
Jeanne C. Crawford	192,170	(9)	*
Brian Gagne	44,722	(10)	*
Katherine M. Hamlin	42,500	(11)	*
James A. Bernards	166,000	(12)	*
Mark W. Sheffert	156,722	(13)	*
John C. Penn	106,000	(14)	*
Linda Hall Whitman	101,000	(14)	*
Rodney A. Young	101,000	(14)	*
K. James Ehlen	93,500	(15)	*
Robert J. Marzec	65,000	(16)	*
All executive officers and directors as a group (18 persons)	2,482,257	(17)	11.81%

*	Less than one percent.

(1)	Shares not outstanding but deemed beneficially owned by virtue of the right of a person to acquire them as of April 2, 2007, or within 60 days of such date, are treated as outstanding only when determining the percent owned by such individual and when determining the percent owned by a group.

(2)	In its most recent Schedule 13G/A filing with the Securities and Exchange Commission on January 12, 2007, Perkins Capital Management, Inc. represents that it has sole voting power over 1,024,000 of the shares, no voting power over the remaining 1,607,752 shares and sole dispositive power over all such shares.

(3)	In its most recent Schedule 13G/A filing with the SEC on April 10, 2007, Pequot Capital Management, Inc. represents that it holds for the accounts of its clients 1,569,200 shares of Common Stock and 899,640 shares of Common Stock issuable pursuant to currently exercisable warrants. Pequot Capital Management, Inc. is an investment advisor registered under Section 203 of the Investment Advisers Act of 1940 and, as such, has beneficial ownership of these shares through the investment discretion it exercises over its clients’ accounts. Although such accounts do not have beneficial ownership of such shares for purposes of Section 13 and Section 16 of the Securities Exchange Act of 1934, one account of Pequot Capital Management, Inc., Pequot Scout Fund, L.P., owns of record more than 5% of the Company’s outstanding shares.

(4)	In its most recent Schedule 13G filing with the SEC on February 15, 2007, affiliates of Magnetar Capital Master Fund, Ltd. represent that they own for the benefit of that entity 1,571,400 shares of Common Stock and 374,850 shares issuable pursuant to currently exercisable warrants. Magnetar Financial serves as investment adviser to Magnetar Capital Master Fund. In such capacity, Magnetar Financial exercises voting and investment power over the shares held for the account of Magnetar Capital Master Fund. Magnetar Financial is a registered investment adviser under Section 203 of the Investment Advisers Act of 1940, as amended. Magnetar Capital Partners serves as the sole member and parent holding company of Magnetar Financial. Supernova Management is the general partner of Magnetar Capital Partners. The manager of Supernova Management is Mr. Alec Litowitz.

(5)	In its most recent Schedule 13G filing with the SEC on January 26, 2007, Gruber & McBaine Capital Management, LLC (“GMCM”), Eric B. Swergold, J. Patterson McBaine and Jon D. Gruber represent that they possess shared voting and shared dispositive power of 1,255,320 shares of Common Stock. GMCM also holds currently exercisable warrants to purchase 180,540 shares of Common Stock. GMCM is a registered investment advisor whose clients have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of the stock. Messrs. Gruber and McBaine are the managers, controlling persons and portfolio managers of GMCM. No individual client holdings of the stock are more than five percent of the outstanding stock. Lagunitas Partners, LP is an investment limited partnership of which GMCM is the general partner. Lagunitas is not a member of any group within the meaning of Rule 13d-5(b) and disclaims beneficial ownership of the securities with respect to its ownership is reposited. Jon D. Gruber has sole voting and dispositive power over 146,860 shares in addition to those held through Gruber & McBaine Capital Management. J. Patterson McBaine has sole voting and dispositive power over 161,160 shares in addition to the 1,255,320 held through Gruber & McBaine Capital Management.

(6)	Includes 15,000 shares which may be purchased upon exercise of options that were exercisable by Mr. Lehman as of April 2, 2007, or within 60 days of such date.

(7)	Includes 319,000 shares which may be purchased upon exercise of options that were exercisable by Mr. Noyce as of April 2, 2007, or within 60 days of such date.

(8)	Includes 169,250 shares which may be purchased upon exercise of options that were exercisable by Mr. Winnekins as of April 2, 2007, or within 60 days of such date.

(9)	Includes 112,500 shares which may be purchased upon exercise of options by Ms. Crawford that were exercisable as of April 2, 2007, or within 60 days of such date. Also includes 39,000 shares held by Ms. Crawford’s spouse.

(10)	Includes 42,500 shares which may be purchased upon exercise of options by Mr. Gagne that were exercisable as of April 2, 2007, or within 60 days of such date.

(11)	Includes 42,500 shares which may be purchased upon exercise of options by Ms. Hamlin as of April 2, 2007, or within 60 days of such date.

(12)	Includes 10,000 shares held by an employee benefit plan over which Mr. Bernards has voting and investment power, and 95,000 shares which may be purchased upon exercise of options that were exercisable by Mr. Bernards as of April 2, 2007, or within 60 days of such date.

(13)	Includes 81,000 shares which may be purchased upon exercise of options by Mr. Sheffert that were exercisable as of April 2, 2007, or within 60 days of such date.

(14)	Includes 81,000 shares which may be purchased upon exercise of options by each of Mr. Penn, Ms. Whitman and Mr. Young that were exercisable as of April 2, 2007, or within 60 days of such date.

(15)	Includes 73,500 shares which may be purchased upon exercise of options by Dr. Ehlen that were exercisable as of April 2, 2007, or within 60 days of such date.

(16)	Includes 45,000 shares which may be purchased upon exercise of options by Mr. Marzec that were exercisable as of April 2, 2007, or within 60 days of such date.

(17)	Includes 1,392,625 shares which may be purchased upon exercise of options that were exercisable as of April 2, 2007, or within 60 days of such date. Excludes 553,882 shares held of record by two officers, but held in escrow at Wells Fargo Bank, National Association, and subject to forfeiture on or prior to approximately June 30, 2007 in accordance with the terms of that certain Escrow Agreement dated December 23, 2005 to which such officers, Wells Fargo and the Company are parties.

ELECTION OF DIRECTORS
(Proposal #1)
General Information
     The Board of Directors has fixed the number of directors for the ensuing year at eight (8) and the independent directors of the Board recommend that eight (8) of the current members be nominated and elected at the Annual Meeting. Under applicable Minnesota law, the election of each nominee requires the affirmative vote by a plurality of the voting power of the shares present and entitled to vote on the election of directors at the Annual Meeting at which a quorum is present.
     In the absence of other instructions, each proxy will be voted for each of the nominees listed below. If elected, each nominee will serve until the next annual meeting of shareholders and until his or her successor shall be elected and qualified. If, prior to the meeting, it should become known that any of the nominees will be unable to serve as a director after the meeting by reason of death, incapacity or other occurrence, the proxies will be voted for such substitute nominee as is selected by the Board of Directors or, alternatively, not voted for any nominee.
     The names and ages of all of the director nominees and the positions held by each with the Company are as follows:

Name	Age	Position
Mark W. Sheffert	59	Chairman
Jerry V. Noyce	62	Vice Chairman
Gregg O. Lehman, Ph.D.	59	President and Chief Executive Officer
K. James Ehlen, M.D.	62	Director
Robert J. Marzec	62	Director
John C. Penn	67	Director
Linda Hall Whitman, Ph.D.	58	Director
Rodney A. Young	52	Director
     Mark W. Sheffert, a director of the Company since January 2001 and Chairman of the Board since May 2006, has served as Chairman and Chief Executive Officer of Manchester Companies, Inc., an investment banking and business advisory firm, since December 1989. Prior to that, he was President of First Bank System, Inc. (now U.S. Bank) a $28 billion bank holding company headquartered in Minneapolis, Minnesota. He also served as Chairman and CEO for First Trust, a $20 billion trust company based in St. Paul, Minnesota. For 10 years prior to First Bank, Mr. Sheffert served as President and Chief Operating Officer of North Central Insurance Company. Mr. Sheffert has served on the Board of Directors for over thirty-eight public and private companies, and he currently serves on the Board of BNC Bank Corp, a publicly-held company, and Mesaba Airlines, a subsidiary of MAIR Holdings, a publicly-held company.
     Jerry V. Noyce has been the Vice Chairman of the Company since January 1, 2007. He served as President and Chief Executive Officer of the Company from November 2000 through December 31, 2006 and has been a director since January 2001. From October 1973 to March 1997, he was Chief Executive Officer and Executive Vice President of Northwest Racquet, Swim & Health Clubs. From March 1997 to November 1999, Mr. Noyce served as Regional Chief Executive Officer of CSI/Wellbridge Company, the successor to Northwest Racquet, where he was responsible for all operations at the Northwest Clubs and the Flagship Athletic Club. Since January 2006, Mr. Noyce has served on the board of directors of The

Health Enhancement Research Organization, a not-for-profit coalition of organizations with common interests in health promotion, disease management and health related productivity research.
     Gregg O. Lehman, Ph.D., has been a director of the Company since September 22, 2006, and, on January 1, 2007 became President and Chief Executive Officer of the Company. From March 2006 through December 2006 Mr. Lehman served as Chairman, President and Chief Executive Officer of INSPIRIS Inc., a Nashville-based specialty care management company that provides care to frail Medicare Advantage members in long-term care facilities. From 2003 to 2006, Mr. Lehman was President and Chief Executive Officer of Gordian Health Solutions, Inc., a Nashville company dedicated to improving the health of employees and dependents for employers and health plans. From 1998 to 2003, Mr. Lehman served as President and Chief Executive Officer of the National Business Coalition on Health, a Washington D.C.-based movement of ninety employer-led coalitions seeking better quality and more cost-effective healthcare for employees. Mr. Lehman has a Ph.D. and an M.S. from Purdue University in Higher Education Administration.
     K. James Ehlen, M.D., a director of the Company since April 2001, currently serves as Chief Executive Officer of the Halleland Health Consulting Group, a Minneapolis-based health consulting firm. From February 2001 to April 2003, Dr. Ehlen served as Chief, Clinical Leadership, for Humana Inc., a national managed care organization. He was Executive Leader of Health Care Practice for Halleland Health Consulting Group from May 2000 to February 2001 and was a self-employed health care consultant from June 1999 to May 2000. From October 1988 to June 1999, Dr. Ehlen served as Chief Executive Officer of Allina Health System, an integrated health care organization. Dr. Ehlen currently provides medical advisory consulting services to the Company as a representative of Halleland Health Consulting. See “Certain Transactions” on page 17. Dr. Ehlen is also a director of Angeion Corporation, a publicly-held company.
     Robert J. Marzec, C.P.A., a director of the Company since May 2004, retired in July 2002 as a partner in PricewaterhouseCoopers LLP. Mr. Marzec was admitted to the firm’s partnership in 1979 and was the managing partner of the firm’s Minneapolis office from 1991 to 1998. Mr. Marzec holds a Bachelor’s Degree from Northwestern University and a Master’s Degree in Business Administration from DePaul University. Mr. Marzec is also a director of Medtox Scientific, Inc. and Apogee Enterprises, Inc., both of which are publicly-held companies. He also serves on a number of civic boards and committees.
     John C. Penn, a director of the Company since April 2001, served as Chairman of the Board from January 2004 to May 2006, and currently serves as Chairman of Intek Plastics, Inc., a custom extruder of plastic products for the window and door industries. From 1999 to 2003, he served as Vice Chairman and Chief Executive Officer of Satellite Companies, a family-owned group of three companies engaged in the manufacture and international sales of portable restroom equipment, distribution and rental of relocateable buildings, and sales and maintenance of private aircraft. He served for 21 years as an outside board member of those companies before joining them as an employee in 1999. For 25 years prior to joining Satellite Companies, Mr. Penn served as Chief Executive Officer of several companies in the manufacturing and medical industries, including Center for Diagnostic Imaging, Benson Optical and Arctic Enterprises. Mr. Penn is also a director of Angeion Corporation, a publicly-held company.
     Linda Hall Whitman, Ph.D., a director of the Company since April 2001, was Chief Executive Officer of MinuteClinic, a healthcare services company, from 2002 to 2005. Linda joined UnitedHealth Group in 2006 as Vice President, Business Development in Public and Senior Markets Group. Prior to that, she was President of Ceridian Performance Partners (an employee benefits provider), Ceridian Corporation from 1996 through 2000 and Vice President, Business Integration at Ceridian from 1995 to 1996. From 1980 to 1995 she served in various management and executive positions with Honeywell, Inc., including Vice President, Consumer Business Group from 1993 to 1995. Ms. Whitman was a director of MTS Systems Incorporation from 1985 through January 2006 and August Technology Corporation from 2001 to 2006. She served on the Ninth District Federal Reserve Bank Board as a Class C Director from 1999 to 2005, and served as its Chair from 2004 to 2005.

     Rodney A. Young, a director of the Company since April 2001, has served as President, Chief Executive Officer and director of Angeion Corporation, a publicly-held medical company, since November 2004, joining Angeion as its Executive Vice President in July 2004. Mr. Young was Chief Executive Officer and President of LecTec Corporation, a developer, manufacturer and marketer of healthcare consumer and over-the-counter pharmaceutical products, from August 1996 to July 2003, also serving as the Chairman of the Board of LecTec from November 1996 to July 2003. Prior to that, Mr. Young served Baxter International, Inc. for five years in various management roles, most recently as Vice President and General Manager of the Specialized Distribution Division. Mr. Young also serves as a director of Possis Medical, Inc., a publicly-held company, Delta Dental Plan of Minnesota and Allina Health Care System.
CORPORATE GOVERNANCE
Independence
     The Board of Directors has determined that Mark W. Sheffert, James A. Bernards, Robert J. Marzec, John C. Penn, Rodney A. Young and Linda Hall Whitman, constituting a majority the Board of Directors, are independent directors since none of them is believed to have any relationships that, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and since such directors otherwise satisfy the requirements of Nasdaq Rule 4200(a)(15). Although the Company is not subject to Nasdaq rules, the Board of Directors believes that Nasdaq Rule 4200(a)(15) is helpful in determining the Company’s independent directors. On February 22, 2007, James Bernards advised the Board that he would not stand for re-election as a director at the 2007 Annual Meeting of Shareholders. After Mr. Bernards is no longer a director, five of the Company’s remaining eight directors will satisfy the foregoing independence requirements.
     Although Gregg O. Lehman was an independent director when he was appointed to the Board on September 22, 2006, he is now precluded from being considered independent because he has been employed by the Company as President and Chief Executive Officer since January 1, 2007. Similarly, Jerry V. Noyce’s position with the Company as Vice Chairman prevents him from being considered an independent director. K. James Ehlen is precluded by the Board from being independent since he has received compensation as a consultant to the Company. The Company expects that Dr. Ehlen will qualify as an independent director under Nasdaq Rule 4200(a)(15) on February 1, 2008. See “Certain Transactions” on page 17.
Code of Conduct
     The Board has approved Ethics and Code of Conduct policies that apply to all employees, directors and officers, including the principal executive officer, principal financial officer, principal accounting officer and controller. The Ethics and Code of Conduct policies address such topics as protection and proper use of our assets, compliance with applicable laws and regulations, accuracy and preservation of records, accounting and financial reporting, conflicts of interest and insider trading. The Ethics and Code of Conduct policies are available on the Company’s website at www.hfit.com. Health Fitness Corporation intends to include on its website any amendment to, or waiver from, a provision of its Ethics or Code of Conduct policy that applies to the principal executive officer, principal financial officer, principal accounting officer and controller that relates to any element of the code of ethics definition enumerated in Item 406(b) of Regulation S-K under the Securities Act of 1933.
Shareholder Communications with the Board of Directors
     Shareholders may communicate directly with the Board of Directors. All communications should be directed to the Company’s Secretary at the address below and should prominently indicate on the outside of the envelope that it is intended for the Board of Directors or for non-management directors, and the

Company’s Secretary will forward the communications to all specified directors. If no director is specified, the communication will be forwarded to the entire Board. Shareholder communications to the Board should be sent to:
Health Fitness Corporation Board of Directors
Attention: Secretary
3600 American Boulevard West, Suite 560
Bloomington, Minnesota 55431
Director Attendance at Annual Meetings
     Directors’ attendance at Annual Meetings can provide shareholders with an opportunity to communicate with directors about issues affecting the Company. The Company does not have a policy regarding director attendance, but all directors are encouraged to attend the Annual Meeting of Shareholders. The 2006 Annual Meeting of Shareholders was attended by eight directors.
Committee and Board Meetings
     During fiscal 2006, the Board held eight formal meetings. The directors often communicate informally to discuss the affairs of the Company and, when appropriate, take formal action by written consent of a majority of all directors, in accordance with the Company’s charter and bylaws and Minnesota law.
     The Company’s Board of Directors has four standing committees, the Audit Committee, the Compensation/Human Capital Committee, the Finance Committee and the Nominating/Governance Committee. Members of such committees met formally and informally from time to time throughout fiscal 2006 on committee matters.
     Each director attended 75% or more of the aggregate number of meetings of the Board and of committees of which he or she was a member.
Current Committee Membership
     The following table sets forth the membership of each of the Company’s committees.

	Compensation and Human		Nominating/Governance
Audit Committee	Capital Committee(1)	Finance Committee(2)	Committee(3)
Robert J. Marzec (Chair) James Bernards(4) Mark W. Sheffert	Linda Hall Whitman (Chair) John C. Penn Rodney A. Young K. James Ehlen(5)	John C. Penn (Chair) James Bernards(4) Mark W. Sheffert	Mark W. Sheffert (Chair) Robert J. Marzec John C. Penn Linda Hall Whitman

(1)	Gregg O. Lehman and John C. Penn replaced James Bernards as members of the Compensation and Human Capital Committee in November 2006. Mr. Lehman resigned from this Committee when he began negotiating for an employment position with the Company.

(2)	John C. Penn replaced former director Carey Musech as a member of the Finance Committee and replaced Mark W. Sheffert as Chair of the Finance Committee in May 2006.

(3)	Mark W. Sheffert replaced John C. Penn as Chair of the Nominating/Governance Committee in May 2006.

(4)	James Bernards replaced John C. Penn as a member of the Audit Committee in November 2006. On February 22, 2007, James Bernards advised the Board that he would not stand for re-election as a director at the 2007 Annual Meeting of Shareholders.

(5)	Dr. Ehlen was appointed to the Compensation and Human Capital Committee as a non-voting member in March 2006, and became a voting member in March 2007.

Audit Committee
     The Audit Committee is comprised of directors Robert J. Marzec (Chair), James A. Bernards and Mark W. Sheffert. Messrs. Marzec, Bernards and Sheffert satisfy, in the judgment of the Board of Directors, the independence requirements of Nasdaq Rule 4200(a)(15) (although the Company is not required to comply with such provision), and the Audit Committee satisfies the criteria of Section 10A(m)(3) and Rule 10A-3 of the Securities Exchange Act of 1934. The Audit Committee is responsible for the oversight relating to the Company’s systems of internal and disclosure controls and its financial accounting and reporting matters. The Audit Committee is also responsible for appointment, compensation, retention and oversight of the work of any publicly registered accounting firm, including the Company’s independent public accountants. The Audit Committee charter is attached to this proxy statement as Exhibit A, and may be amended by approval of the Board. The charter was last amended on March 27, 2007. The Audit Committee met five times during fiscal 2006.
     Audit Committee Financial Expert
     The Board has determined that Robert J. Marzec is the “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K under the Securities Act of 1933. The designation of Mr. Marzec as the audit committee financial expert does not impose on Mr. Marzec any duties, obligations or liability that are greater than the duties, obligations and liability imposed on Mr. Marzec as a member of the Audit Committee and the Board of Directors in the absence of such designation or identification.
Compensation/Human Capital Committee
     The responsibility for evaluation of the compensation policies of the Company, oversight of management’s performance, and recommendations regarding compensation of senior management, has been delegated by the Board to the Compensation/Human Capital Committee of the Board, which is referred to in this proxy statement as the “Compensation Committee.”
     Compensation Committee Interlocks and Insider Participation
     The current members of the Compensation Committee are Linda Hall Whitman, Ph.D. (Chair), John C. Penn, Rodney A. Young and K. James Ehlen, M.D. The Board has determined that each of Ms. Whitman and Messrs. Penn and Young is independent, since none of them is believed to have any relationships that, in the Board’s opinion, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Board has also determined that these Compensation Committee members satisfy the definition of “independence” set forth in Nasdaq Rule 4200(a)(15) (although the Company is not required to comply with such provision). None of these members of the Compensation Committee is or ever has been an employee or officer of the Company, and none of these members is affiliated with any entity other than the Company with which an executive officer of the Company is affiliated.
     In addition to the three independent members, K. James Ehlen, M.D., a director who also serves as a medical advisor to the Company, is a member of the Compensation Committee. The Board originally appointed Dr. Ehlen as a non-voting member of the Compensation Committee due to his role as a medical advisor to the Company. In March 2007, in connection with reserving the Board’s final authority to approve compensation for the Section 16 officers, as described below, and requiring that the Compensation Committee would continue to have three independent members, the Board determined that Dr. Ehlen could vote on Compensation Committee matters. The Company believes that Dr. Ehlen is particularly valuable in discussions regarding the performance and adequacy of the Company’s personnel, including its executive officers, and in all other personnel policy matters. Dr. Ehlen’s membership on the Compensation Committee is subject to the continuing condition that he not receive more than $30,000 in consulting fees during any twelve-month period. In 2006, the Company paid Dr. Ehlen $4,500 for his consulting services. The Company expects that Dr. Ehlen will qualify as an independent director under Nasdaq Rule 4200(a)(15) on February 1, 2008.
     The Board appointed Gregg O. Lehman, Ph.D., our President and Chief Executive Officer, to the Compensation Committee on November 2, 2006 when Mr. Lehman was an independent director. Subsequent to this appointment, the Board entered into discussions with Mr. Lehman to engage him as President and Chief Executive Officer, and due to these discussions, on November 21, 2006, Mr. Lehman resigned from his position on the Compensation Committee. Mr. Lehman entered into an employment agreement with the Company on December 1, 2006 and his employment with the Company became effective on January 1, 2007, as discussed in “Employment Agreement with Gregg Lehman” on page 34.
     Compensation Committee Charter and Scope of Authority
     Under the Compensation Committee’s written charter, the primary duties and responsibilities of the Compensation Committee include the following:
•	reviewing the procedures, processes and policies used to compensate executives;

•	approving compensation plans, performance reviews and salaries for executives, other than executives designated by the Board as subject to Section 16 under the Securities Exchange Act of 1934, or “Section 16 officers”;

•	recommending to the Board compensation plans, performance reviews and salaries for Section 16 officers,

•	reviewing and discussing with management the Compensation Discussion & Analysis section and determining whether to recommend to the full Board that it be included in the annual report and proxy statement;

•	approving bonus and cash incentive plans and related payout potential and objectives, other than for Section 16 officers;

•	recommending to the Board bonus and cash incentive plans and related payout potential and objectives for Section 16 officers;

•	recommending stock option, employee stock purchase, restricted stock and other equity incentive plans to the full Board for submission to shareholders;

•	granting stock option and other equity awards to executives and management/key associates, other than Section 16 officers;

•	recommending to the Board stock option and other equity awards to Section 16 officers;

•	reviewing and recommending to the full Board material changes to the 401(k) plan; and

•	working with management on human capital matters, including organizational alignment, recruitment and retention of executive talent and succession plan development.
     The Compensation Committee charter is attached to this proxy statement as Exhibit B, and may be amended by approval of the Board. The charter was last amended on March 27, 2007.
     Prior to March 12, 2007, the Compensation Committee had the authority to set salary, bonuses and other compensation elements for all executives other than the Vice Chairman and Chief Executive Officer, and to grant equity awards to all executives other than the Vice Chairman, Chief Executive

Officer and Chief Financial Officer. However, the Board determined that it would be appropriate for the full Board to approve compensation and all other compensation-related determinations for all of the executives designated by the Board as Section 16 officers, in order to provide the Board with more active oversight of compensation policies and practices relating to the key executives. The Board amended the Compensation Committee charter and adopted an amended and restated Stock Option Plan, as described under “Approval of Amended and Restated 2005 Stock Option Plan” on page 46, which reserve this approval authority to the Board, limit the Compensation Committee’s role as administrator of the plans and require full Board approval for any matters relating to the Section 16 officers.
     The Board has designated the following executives as the Company’s Section 16 officers:

Gregg O. Lehman, Ph.D.	President and Chief Executive Officer
Jerry V. Noyce	Vice Chairman
Wesley W. Winnekins	Chief Financial Officer and Treasurer
Jeanne C. Crawford	Vice President-Human Resources and Secretary
James A. Narum	Vice President Account Services — U.S. Auto
David T. Hurt	Vice President Account Services — Fitness Management
Katherine M. Hamlin	Vice President Account Services — Health Management
Brian J. Gagne	National Vice President — Health Management
Michael R. Seethaler	National Vice President — Business Development
John F. Ellis	Chief Information Officer
Peter A. Egan, Ph.D.	Chief Science Officer
     In making its compensation decisions and recommendations, the Compensation Committee takes into account the recommendations of the Chief Executive Officer. Other than giving his recommendations, the Chief Executive Officer does not participate in the Compensation Committee’s decisions regarding executive compensation. With respect to its recommendations for compensation of the Section 16 officers, the Compensation Committee evaluates those executives’ respective performances in light of established goals and objectives and applies the same principles it follows in determining the compensation of the other executive officers. All of the Compensation Committee’s actions, decisions and recommendations are reported to our Board.
     The Compensation Committee’s authority does not include approving or recommending compensation for our directors, which is reviewed and recommended to the full Board by the Nominating/Governance Committee, as discussed on page 15.
     The Compensation Committee may create subcommittees consisting of one or more directors and delegate any of its duties and responsibilities to any such subcommittees, unless otherwise prohibited by applicable laws or listing standards. However, subcommittees may not have any decision-making authority and must report regularly to the Compensation Committee. In addition, the Compensation Committee previously had the authority periodically to grant the Chief Executive Officer the authority to grant a specific number or a stated range of stock option awards to management/key employees within stated parameters and within a stated timeframe. The Compensation Committee did not make any such delegations in 2006, and the amended and restated the charter of the Compensation Committee no longer includes this authority.
     Compensation Committee Meetings and Actions
     The Compensation Committee met ten times in 2006. The schedule of meetings, as well as the agenda for each Compensation Committee meeting, is made by the Chair of the Compensation

Committee in consultation with management. The Chief Executive Officer and Vice President of Human Resources typically attend all Compensation Committee meetings, other than any discussions relating to the setting of executive compensation, and the Chief Financial Officer attended meetings at which the Compensation Committee discussed the development of our new management bonus program, described below. Representatives of the Company’s legal counsel began to attend Compensation Committee meetings in December 2006, and representatives of Upstart Solutions, or Upstart, a compensation consultant, attended Compensation Committee meetings in December 2006 at which the Compensation Committee discussed the new management bonus program described below.
     Compensation Consultants
     The Compensation Committee utilized the services of two compensation consultants in 2006.
     At the end of 2005, the Compensation Committee authorized management to engage Launch Venture Services, or Launch, a compensation consultant chosen by management, to compare executive compensation data of publicly-traded companies with similar revenue profiles to that of the Company and in business services industries, as well as data from various public company surveys. As part of its study, Launch made various recommendations as to changes in base salary, annual incentives, total cash compensation and stock option grants to executives. Launch reported its results to management, which presented these results to the Compensation Committee. The Compensation Committee and Board used this information in setting executive compensation in 2006, as discussed in “Compensation Discussion and Analysis — Compensation Programs and Elements of Compensation — Overview,” beginning on page 20.
     Later in 2006, when the Compensation Committee began discussing the new management bonus program, it authorized management to work with Launch to review elements of the plan proposed by the Compensation Committee and modeled by management. This review was limited solely to elements of the plan developed by the Compensation Committee and management up to that point, and did not include any recommendations by Launch as to a specific program. Management reported the results of this review to the Compensation Committee.
     As the management bonus program developed and became more complex, the Compensation Committee authorized management to engage a different compensation consultant recommended by the Compensation Committee, Upstart, to formulate a new plan. Rather than reviewing materials prepared by management and the Compensation Committee, Upstart developed a complete plan with management for the Compensation Committee to consider. A representative of Upstart attended two Compensation Committee meetings and one Board meeting to describe its recommended plan. See “Compensation Discussion And Analysis — Compensation Programs and Elements of Compensation — Benchmarking,” beginning on page 21, and “Compensation Discussion and Analysis — Management Bonus Program,” beginning on page 27.
     The Company paid all amounts due to these compensation consultants, at the approval of the Compensation Committee. The Chair of the Compensation Committee received copies of the bills submitted by these compensation consultants.
Finance Committee
     The Finance Committee, which consists of John C. Penn (Chair), Mark W. Sheffert and James A. Bernards, is charged with exploring strategic opportunities and the methods that might be available for financing such opportunities. The Finance Committee charter is attached to this proxy statement as Exhibit C, and may be amended by approval of the Board. The charter was last amended on March 27, 2007. The Finance Committee did not meet during fiscal 2006.

Nominating/Governance Committee
     The Nominating/Governance Committee consists of the Chairman of the Board (Mark W. Sheffert), the Chairman of the Audit Committee (Robert J. Marzec), the Chairman of the Compensation/Human Capital Committee (Linda Hall Whitman), and the Chairman of the Finance Committee (John C. Penn). Though not required to comply with such provision, the Board believes that each member of the Nominating/Governance Committee satisfies the independence requirements of Nasdaq Rule 4200(a)(15). The nominees for election to the Board at the annual meeting of shareholders were recommended by the Nominating/Governance Committee. The Nominating/Governance Committee charter is attached to this proxy statement as Exhibit D, and may be amended by approval of the Board. The charter was last amended on March 27, 2007. The Nominating/Governance Committee met two times during fiscal 2006.
     The Nominating/Governance Committee will review director nominees proposed by shareholders. Shareholders may recommend a nominee to be considered by the Nominating/Governance Committee by submitting a written proposal to the Chairman of the Board of Directors, at Health Fitness Corporation, 3600 American Boulevard West, Suite 560, Bloomington, Minnesota 55431. A consent signed by the proposed nominee agreeing to be considered as a director should accompany the written proposal. The proposal should include the name and address of the nominee, in addition to the qualifications and experience of said nominee.
     The Nominating/Governance Committee is responsible for tasks relating to the adoption of corporate governance policies and procedures, the nomination of directors, the review and recommendation of the Board of Directors Compensation Plan, and the oversight of the organization of Board committees. The Nominating/Governance Committee has the ability to employ recruiting firms to assist in the identification and recruitment of director candidates and other advisors, but it did not do so in 2006.
     When selecting candidates for recommendation to the Board of Directors, the Nominating/Governance Committee will consider the attributes of the candidates and the needs of the Board and will review all candidates in the same manner, regardless of the source of the recommendation. In evaluating director nominees, a candidate should have certain minimum qualifications, including being able to read and understand basic financial statements, be familiar with our business and industry, have high moral character and mature judgment, and be able to work collegially with others. In addition, factors such as the following shall be considered:
•	appropriate size and diversity of the Board;

•	needs of the Board with respect to particular talent and experience;

•	knowledge, skills and experience of nominee;

•	familiarity with domestic and international business affairs;

•	legal and regulatory requirements;

•	appreciation of the relationship of our business to the changing needs of society; and

•	desire to balance the benefit of continuity with the periodic injection of the fresh perspective provided by a new member.

2006 Director Compensation

	Fees Earned or Paid	Stock Awards	Option Awards		All Other Compensation	Total
Name	in Cash ($)	($)	($)(1)		($)	($)
Mark W. Sheffert (Chair)	32,438	—	11,700	(2)	—	44,138
Gregg O. Lehman (3)	5,000	32,000 (4)	8,700	(5)	—	45,700
James A. Bernards	21,500	—	11,700	(2)	—	33,200
K. James Ehlen	24,000	—	11,700	(2)	4,500 (6)	40,200
Robert J. Marzec	29,875	—	10,950	(7)	—	40,825
John C. Penn	27,750	—	11,700	(2)	—	39,450
Linda Hall Whitman	27,500	—	11,700	(2)	—	39,200
Rodney A. Young	25,250	—	11,700	(2)	—	36,950
Cary Musech(8)	6,375	—	—		—	6,375

(1)	Represents the amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2006 in accordance with FAS 123(R). The assumptions used to determine the valuation of the awards are discussed in Management’s Discussion and Analysis of Financial Condition and Results of Operations and in Note 9 to our consolidated financial statements, each included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 30, 2007. Each of the option awards reflected in this column was fully vested when granted, and the grant date fair value of each of these awards, computed in accordance with FAS 123(R), is the same as the amount recognized for financial statement reporting purposes as reflected in this column. The full grant date fair value of all of the awards to these directors, computed in accordance with FAS 123(R), is $89,850.

As of December 31, 2006, each non-employee director had the following number of options outstanding: Mark W. Sheffert, 81,000; Gregg O. Lehman, 15,000; James A. Bernards, 95,000; K. James Ehlen, 73,500; Robert J. Marzec, 45,000; John C. Penn, 81,000; Linda Hall Whitman, 81,000; and Rodney A. Young, 81,000.

(2)	In accordance with the Board of Directors Compensation Plan, on May 16, 2006, Mr. Sheffert, Mr. Bernards, Dr. Ehlen, Mr. Penn, Ms. Whitman and Mr. Young each received six-year fully vested options to purchase 15,000 shares of the Company’s Common Stock at an exercise price of $1.95 per share.

(3)	Mr. Lehman became a director on September 22, 2006.

(4)	In accordance with the Board of Directors Compensation Plan, on September 22, 2006, Mr. Lehman received a grant of fully vested 20,000 shares of the Company’s Common Stock. The Company recognized the expense based upon the number of shares, multiplied by $1.60, the closing price of the Company’s Common Stock on the date of grant.

(5)	In accordance with the Board of Directors Compensation Plan, on September 22, 2006, Mr. Lehman received a six-year fully vested option to purchase 15,000 shares of the Company’s Common Stock at an exercise price of $1.60 per share.

(6)	Includes compensation for consulting services unrelated to directorship. See “Certain Transactions” on page 17.

(7)	In accordance with the Board of Directors Compensation Plan, on May 18, 2006, Mr. Marzec received a six-year fully vested option to purchase 15,000 shares of the Company’s Common Stock at an exercise price of $1.82 per share.

(8)	Mr. Musech resigned from our Board of Directors on April 7, 2006. He did not receive an option award during fiscal 2006.
Material Factors That May Affect An Understanding of the Director Compensation Table
     Under the Board of Directors Compensation Plan effective on January 17, 2007, directors who are not employees of the Company receive the following compensation:
     1. Each director receives an annual cash retainer of $12,000, payable quarterly at a rate of $3,000 in advance of each quarter.
     2. The Chairman of the Board receives an additional annual cash retainer of $6,000, payable quarterly at a rate of $1,500 in advance of each quarter. In addition, in January 2007 the non-

employee directors, other than Mark W. Sheffert, approved an additional annual fee of $30,000 to Mr. Sheffert for his additional services provided in connection with the launch of the Company’s strategic plan and related projects and the development of the Company’s Office of the Chair structure, which was formed upon the appointment of Jerry V. Noyce as Vice Chairman and Gregg O. Lehman as President and Chief Executive Officer. This fee will be paid quarterly and is subject to suspension or termination by the Board.
     3. The Chair of the Audit Committee receives an additional annual cash retainer of $5,000, payable quarterly at a rate of $1,250 in advance of each quarter.
     4. The Chairs of each of the Compensation/Human Capital and Nominating/Governance Committees receives an additional annual cash retainer of $2,500, payable quarterly at a rate of $625 in advance of each quarter.
     5. The Chair of the Finance Committee receives a $250 committee meeting fee (in addition to fees paid to all committee members for their attendance at such committee meetings).
     6. Each director receives a cash payment of $1,000 for attending each regular and special Board meeting. Telephonic Board meetings, or a director’s telephonic attendance at a Board meeting, are compensated at 75% of the full payment.
     7. Committee members receive a cash payment of $500 for attending each regular and special committee meeting. Telephonic committee meetings, or the director’s telephonic attendance at a committee meeting, will be compensated at 75% of the full payment.
     8. Upon the initial election to the Board, a director receives a grant of 20,000 shares of Common Stock.
     9. Upon the initial election to the Board and annually thereafter, a director will receive a six-year fully vested option to purchase 15,000 shares of Common Stock. The option will have an exercise price equal to the fair market value of the Common Stock on the date of grant.
CERTAIN TRANSACTIONS
     Under its charter, as amended on March 27, 2007, the Audit Committee has the responsibility to review transactions that are considered “related party transactions” under Rule 404 of Regulation S-K of the Securities Act of 1933, and make a recommendation to the full Board, excluding inside and interested directors. The full Board of independent directors then ultimately determines whether to approve the transaction. In accordance with Minnesota corporate law, directors who believe that they may be related parties in transactions with the Company will inform the Board of such belief, provide all relevant information, and recuse themselves from any consideration of such transactions. If a director believes but is not certain that he has a related party relationship, the Nominating/Governance Committee will make the determination following consideration of all available information.
     The only related party transaction that occurred in 2006 relates to K. James Ehlen, M.D., who is the Chief Executive Officer of Halleland Health Consulting Group and serves on our Board. On December 1, 2003, the Company entered into a Professional Services Agreement with Dr. Ehlen. The scope of services provided by Dr. Ehlen primarily included serving as the Company’s medical advisor, representing the Company as its lead clinical representative with clients, and supporting the Company’s enhancement of its corporate health and wellness services strategy. The agreement had an initial term of 120 days and stated that Dr. Ehlen would receive a monthly retainer of $10,000. On April 1, 2004, the Company renewed the agreement with Dr. Ehlen. The new agreement stated that Dr. Ehlen would receive a monthly retainer of $7,500 and expired on December 31, 2004. Currently, Dr. Ehlen continues to provide substantially the same services to the Company on a month-to-month basis. For fiscal year 2006, the Company paid Dr. Ehlen $4,500 for his services.
VOTE REQUIRED
     The Board recommends that you vote “FOR” each of the nominees to the Board of Directors set forth in this Proposal #1. Under applicable Minnesota law, the election of each nominee requires the affirmative vote by a plurality of the voting power of the shares present and entitled to vote on the election of directors at the Annual Meeting at which a quorum is present.

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
Overview
     In this section, we describe the Company’s compensation programs and policies and the material elements of compensation for our named executive officers.
     The Compensation Committee oversees our compensation and benefits policies and reviews the compensation for all of our executive officers. Prior to March 12, 2007, the Compensation Committee had the authority to set salary, bonuses and other compensation elements for all executives other than the Vice Chairman and Chief Executive Officer, and to grant equity awards to all executives other than the Vice Chairman, Chief Executive Officer and Chief Financial Officer. However, the Board determined that it would be appropriate for the full Board to approve compensation and all other compensation-related determinations for all of the Section 16 officers, including the named executive officers, in order to provide the Board with more active oversight of compensation policies and practices relating to the key executives.
Guiding Principles and Objectives for Compensation
     The Board and Compensation Committee have developed an executive compensation program that is designed to attract, retain, motivate and fairly reward the high performing individuals that the Company needs in order to achieve and maintain a competitive position in the employee health improvement industry. The program is also intended to ensure the accomplishment of the Company’s financial objectives and to align the interests of employees, including management, with those of long-term shareholders. The following principles influence and guide the Company’s compensation practices:
Compensation rewards performance.
     The Company has followed a practice of linking compensation, including executive compensation, to individual levels of performance, as well as to the performance of the Company as a whole. Performance-based compensation is also intended to foster and sustain a performance-oriented culture at the Company.
Compensation levels are sufficiently competitive to attract and retain talent.
     Overall compensation levels are targeted to attract the type of talent needed to achieve and maintain a leadership position in the Company’s industry, and then to retain that talent in the long-term.
Compensation aligns interests of executives with shareholders.
     Executive compensation is intended to align the interests and expectations of our executive officers with the interests and expectations of our shareholders by rewarding executive officers for achieving financial growth of the Company.
Incentive compensation is awarded based upon clear objectives.
     Incentive compensation is linked to specific performance objectives that management can understand and have a reasonable prospect to achieve, while keeping in line with the Company’s strategic goals. These objectives are balanced and linked across different functional areas.

Compensation reflects position and responsibility, and incentive compensation is a greater part of total compensation for more senior positions.
     Total compensation generally increases with position and responsibility, and is structured so as to avoid disparities among employees with similar duties. As position and responsibility increases, a greater percentage of total compensation is tied to corporate and individual performance, and therefore at risk. Thus, individuals with greater roles and responsibilities associated with achieving the Company’s performance targets bear a greater proportion of the risk that those goals are not achieved and receive a greater proportion of the reward if the goals are met or exceeded. This philosophy encourages executives to meet performance targets and achieve long term revenue and earnings growth, while also fostering a sense of fairness among officers.
Incentive compensation strikes a balance between short-term and long-term performance.
     The compensation plans encourage management to achieve strong annual performance in a manner that supports and ensures the Company’s long-term success. To reward a balanced approach, the Company uses both an annual incentive bonus plan and long-term equity incentives. Our long-term incentives put shares of our stock in the hands of the executive officers to give them a meaningful stake in long-term success of the business.
Compensation Programs and Elements of Compensation
Overview
     The Company’s executive compensation program in 2006 had three basic elements: base salary, non-equity incentive compensation in the form of an annual bonus, and long-term, equity-based incentive compensation. Each element was established in light of individual and Company performance, compensation programs at companies with comparable revenue and service profiles, equity among employees, and cost effectiveness. Our Chief Executive Officer and Vice President of Human Resources worked with the Compensation Committee and Board, as well as with external compensation consultants, to establish compensation plans to achieve the Company’s performance targets. The principles that total compensation increases with position and responsibility, and that compensation is tied to performance, are reflected by the fact that the portion of each element varies with position, level of responsibility, and achievement of individual and Company performance targets.
     Each year the Compensation Committee reviews its executive compensation polices and programs and determines what changes, if any, are appropriate for the following year. To establish the amount for each element, the Compensation Committee reviews annual performance objectives for each executive officer with the Chief Executive Officer, evaluates each officer’s goals and the contributions made by that person to the Company, considers any internal pay disparities and what actions should be taken to correct them and reviews each officer’s key responsibility areas. The Compensation Committee also reviews recommendations from the Chief Executive Officer as to salary increases, bonuses and stock option grants to all executive officers.
     As part of its role in reviewing and recommending compensation for our Chief Executive Officer, the Compensation Committee circulates and reviews a CEO Development Evaluation to the full Board, which includes evaluations of the Chief Executive Officer’s competencies in several categories. The Chief Executive Officer also performs his own self-evaluation. The Chairman of the Board collects the evaluations and discusses the results with the Chief Executive Officer, and the results are presented to the full Board. The Compensation Committee reviews the individual performances of each of the other named executive officers and in the future will recommend to the Board, rather than set, the compensation for these executive officers.

     Tally Sheets
     The Compensation Committee reviews tally sheets which include the executives’ base salaries and performance-based bonuses for the prior year. In making stock option grants, or recommendations for stock option grants in the case of the Chief Executive Officer and Chief Financial Officer, the Compensation Committee reviewed the prior five years of stock option grants to these executives, as well as the expense to the Company of those grants and all proposed new grants. The tally sheets also typically include additional information setting forth the total compensation obligations to our executives under various scenarios, including voluntary termination, retirement scenarios, involuntary termination and involuntary termination due to our change-in-control. The Compensation Committee expects to continue to use tally sheets in the future in making recommendations for compensation for the named executive officers, and the Board will review the same tally sheets in approving this compensation.
     Benchmarking
     In the past, the Vice President of Human Resources has collected available data regarding executive compensation at other companies with similar revenue profiles and in business services industries as a basis of comparison. However, in 2006, the Compensation Committee also reviewed information on executive compensation at other companies collected by Launch Venture Services, or Launch, a compensation consultant, which the Compensation Committee authorized management to engage. Launch compared executive compensation data of publicly-traded companies located in the Twin Cities metropolitan area and elsewhere with similar revenue profiles to that of the Company and in business services industries, as well as data from various public company surveys. The companies analyzed in Launch’s survey include the following: Plato Learning, Inc., Hawkins Chemical Inc., Digi International, Inc., Stellent, Inc., Famous Dave’s, Inc., Datalink Corporation, CNS, FSI International, Hickory Tech Corporation, Rimage Corporation, Nortech Systems Incorporated, Fargo Electronics, Inc., Possis Medical, Inc., RTW, Inc., Medtox Scientific, Inc., Synovis, Cash Systems, Inc., Delphax Technologies, Inc., HMN Financial, Inc., Excelligence Learning Corporation, Omega Protein Corporation, Inc., TRM Corporation, NationsHealth, Phase Forward Incorporated, Precis Health, WebSideStory, Inc., and United American Healthcare Corporation.
     As part of its study, Launch determined that the Company’s salaries and incentive targets were generally below the median range for the companies in the study and made recommendations as to changes in base salary, annual incentives, total cash compensation and stock option grants to executives. Launch reported its results to management, which presented these results to the Compensation Committee. The Compensation Committee and Board considered these results to assist it in setting executive compensation in 2006, which resulted in increases in base salary and stock option grants to principal executives in order to bring these compensation elements in line with the minimum of the median salary and option ranges of the comparable companies.
     At the end of 2006, based upon the recommendation of members of the Compensation Committee, management worked with another compensation consultant, Upstart Solutions, or Upstart, to strengthen the long-term nature of the compensation program. In addition to assisting with the development of the new management bonus program, as described below, Upstart developed a list of comparable companies in the health, wellness and fitness services industries, which the Compensation Committee and Board expect to use as a basis for comparison of executive compensation in 2007 and in future years. The companies in this group include the following: Capital Senior Living Corporation, CareGuide, Inc., Continucare Corporation, I-trax, Inc., National Home Health Care Corp., NightHawk Radiology Holdings, Inc., NovaMed, Inc., PainCare Holdings, Inc., The Providence Service Corporation, U.S. Physical Therapy, Inc., and ATC Healthcare, Inc.

Main Elements of Compensation
     Base Salary
     Base salary is designed to be in the median range of salary levels for equivalent positions at comparable companies nationwide, which is intended primarily to attract high performing individuals while remaining in line with compensation amounts paid by other companies. Each executive’s actual salary within this competitive framework depends on the individual’s performance, responsibilities, experience, leadership and potential future contribution. As the Compensation Committee has deemed necessary (but not necessarily every year), it reviews base salary for each executive officer by identifying pay levels for similar roles in other organizations and the past performance of the executive officers. The Compensation Committee then considers the scope of responsibilities for each role, the value added by the executive throughout the year and the internal equity of established pay levels. Executives do not necessarily receive increases every year. When they do, the changes are typically effective in March of the new fiscal year. Promotional increases normally take place when new roles are assumed.
     The original base salaries of the named executive officers were set by their employment agreements, with increases for the Vice Chairman and Chief Executive Officer determined by the Board upon recommendation of the Compensation Committee and increases for the other executive officers determined by the Compensation Committee. In accordance with the study by Launch described above, the Compensation Committee, or, in the case of the Chief Executive Officer, the Board, determined that the base salaries of the Company’s executive officers were below the median range for other comparable companies. Accordingly, along with annual merit increases, modest increases to achieve levels closer to the minimum of the median ranges were made to base salaries in 2006, which the Compensation Committee and Board felt was important in order to retain the executives.
     In the future, the Compensation Committee will not have the authority to approve salary increases for the Section 16 officers, including the named executive officers, but will recommend any increases to the Board.
     Annual Bonus
     The Company uses non-equity incentive compensation in the form of annual bonuses to motivate, reward and retain executives on a short-term basis. The annual bonus also may be used to attract individuals based upon year-to-year earning potential in the marketplace. The Compensation Committee and Board designed the 2006 Executive Bonus Plan to provide an annual cash bonus to executive officers based on the achievement of certain financial objectives for the Company, as set by the Board, which the executive officers could understand and influence. Payments under the bonus plan are primarily based on the achievement of financial objectives tied to revenue and earnings before interest, taxes, depreciation and amortization. In addition, a small portion of bonuses paid to certain executives in 2006 was based upon other factors which the Compensation Committee and Board determined were appropriate for particular positions, such as performance in a particular business area for the head of that business area.
     The Compensation Committee observed that the bonus incentive targets used by the Company in 2005 were generally below the median ranges for the companies in the Launch study described above. The Compensation Committee and Board approved the measures and target bonus opportunities at the beginning of 2006 after reviewing the Company’s strategic objectives and market pay information for similar roles in other organizations. The 2006 Executive Bonus Plan as approved by the Board provided for the following:
•	the Chief Executive Officer was eligible to receive a bonus of between 15% and 50% of his base salary;

•	the Chief Financial Officer was eligible to receive a bonus of between 15% and 40% of his base salary; and

•	other executive officers were eligible to receive bonuses of between 10% and 30% of their base salaries.
The level of bonus received corresponds with the Company achieving between 95% to 110% or more of budgeted financial objectives. No bonuses are earned on financial objectives for which the Company achieves less than 95% of the planned target. The Company believes that the budgeted financial targets for 2006 were aggressive, yet achievable, and that disclosure of the exact budgeted financial objectives would cause it competitive harm.
     Based upon the Company’s performance in 2006, our Vice Chairman, for his performance as Chief Executive Officer in 2006, received a bonus of 30% of his 2006 annual salary, our Chief Financial Officer received a bonus of 20% of his 2006 annual salary, and the other named executive officers received bonuses of 18% or 19% of their 2006 annual salaries.
     In addition to the bonuses payable to the named executive officers under the 2006 Executive Bonus Plan, these executive officers received bonus payments at the beginning of fiscal 2006 that they earned under the 2005 Executive Bonus Plan. Under the 2005 Executive Bonus Plan:
•	the Chief Executive Officer and Chief Financial Officer were eligible to receive bonuses of between 17% and 45% of their base salary; and

•	other executive officers were eligible to receive between 10% and 37% of their base salary.
The level of bonus was based upon the Company achieving between 100% to 110% or more of budgeted financial objectives. The Company’s financial results in 2005 were at 93% of the targets established in the 2005 Executive Bonus Plan and therefore most of the executive officers were not eligible to receive bonuses under this plan. However, the Board and Compensation Committee exercised discretion to grant modest bonuses below the minimum payouts under the 2005 Executive Bonus Plan to some of the executive officers based on individual performance as a reward for that performance and retention purposes.
     Long-Term Incentives
     In order to foster its policies of growth and alignment of shareholder interests with those of key employees, the Company provides long-term, equity-based incentives that will encourage executives to work to create lasting revenue and earnings growth. Equity-based incentives are also a useful tool for attracting talent who would achieve long term earning potential. Under the program in 2006, long-term incentive compensation consisted of stock options that vest ratably on an annual basis for a term of four years, and expire after six years. The Compensation Committee and Board make grants of stock options subject to the terms of the Company’s customary Incentive Stock Option Agreement and 2005 Stock Option Plan, which our shareholders approved on June 7, 2005. See “Approval of Amended and Restated 2005 Stock Option Plan” on page 46 for a description of the proposed amendments to the 2005 Stock Option Plan. The deferred vesting of the options is designed to create an incentive for the executive to remain with the Company. Accordingly, the executive is rewarded only if the shareholders receive the benefit of appreciation in the price of the Common Stock. This promotes the compensation philosophies of aligning management’s interests with those of shareholders and using compensation formulas that encourage key executives to remain with the Company.
     Because long-term options vest over time, the Compensation Committee and Board annually grant new options to existing employees to reward performance for the prior year and provide continuing incentives for future performance. The Compensation Committee and Board consider the size of the previous grants and the number of options held, but these factors are not entirely determinative of future grants. Each executive’s annual grants are based upon the individual’s performance, responsibilities, experience, leadership and potential future contribution, and any other factors deemed relevant by the Compensation Committee and the Board. The Compensation Committee and the Board also consider the potential expense to the Company of all stock option grants.
     In 2006, the Board made stock option grants for the Chief Executive Officer and Chief Financial Officer based upon recommendation of the Compensation Committee. Stock option grants for other executive officers were proposed by the Chief Executive Officer and made by the Compensation Committee. In the future, the Compensation Committee will recommend, and the Board must approve, grants to all Section 16 officers, including the named executive officers.
Equity Award Granting Policy
     The Company historically did not have a formal policy for granting of stock options, but the practice had been that option grants were made only by the Compensation Committee, other than grants to our Chief Executive Officer and Chief Financial Officer, which were made by the Board, and all option grants were priced on the date of grant.
     In late 2006 and early 2007, our Board developed and adopted a policy with respect to the granting of options, restricted stock and other equity-based awards that specifies who has authority to grant the awards and when the awards may be granted. The policy provides the following:
•	awards to Section 16 officers under the 2005 Stock Option Plan or any other equity incentive plan shall be made by the Board upon recommendation of the Compensation Committee;

•	awards to employees who are not Section 16 officers under the 2005 Stock Option Plan shall be granted by the Compensation Committee and reported to the Board, with no further approval from the Board required;

•	awards to employees who are not Section 16 officers that are made under any equity or equity-related plan, agreement or arrangement other than the 2005 Stock Option Plan shall be made by the Board or Compensation Committee, as may be determined by the Board in connection with the adoption of such plan, agreement or arrangement;

•	awards to non-employee directors shall be made by the Board only at the board meeting held in connection with the annual meeting of shareholders and upon recommendation of the Nominating/Governance Committee in accordance with the then-applicable Board of Directors Compensation Plan, except for awards made in connection with an individual’s joining the Board as a non-employee director, which may be made at or about the date that such individual becomes a member of the Board, upon recommendation of the Nominating/Governance Committee in accordance with the then-applicable Board of Directors Compensation Plan;

•	awards to newly-hired Section 16 officers may be made by the Board upon recommendation of the Compensation Committee at or about the date that such individual becomes an employee;

•	awards to newly-hired employees who are not Section 16 officers may be made by the Compensation Committee at or about the date that such individual becomes an employee, and shall be reported to the Board, with no further approval from the Board required;

•	except for awards to newly-hired Section 16 officers and other employees, which may granted as permitted in the preceding paragraphs, all awards including grants made in connection with promoting Section 16 officers and employees, shall be made at (i) regularly scheduled meetings of the Board (in the case of Section 16 officers) or Compensation Committee (in the case of other employees) that occur within an open trading window under the Company’s insider trading policy, or (ii) regularly scheduled meetings of the Board (in the case of Section 16 officers) or Compensation Committee (in the case of other employees) that precede by not more than seven calendar days an open trading window under the Company’s insider trading policy (provided that such grants are made effective as of, and with an exercise price not less than the fair market value of the Common Stock as of, a date within the trading window; in the case of an open trading window following the release of financial results by the Company, such grants would be made effective no less than 48 hours following the release of such financial results);

•	in addition, with respect to discretionary annual awards and awards under the Company’s management bonus programs made to employees for performance in a fiscal year, only at meetings of the Board (in the case of Section 16 officers) or Compensation Committee (in the case of other employees) that occur prior to February 26 of each year, provided that such grants are made effective as of February 26 (or the next trading day thereafter, if the stock markets are not open on such day);

•	the Board (in the case of the Section 16 officers) and Compensation Committee (in the case of other employees) may from time to time at meetings also grant awards to executive officers and other key employees solely for the recognition of outstanding performance or for retention purposes, in each case as determined by the Board or Compensation Committee, as applicable, provided that grants of such awards may only be made effective as of, and with an exercise price not less than the fair market value of the Company’s Common Stock as of, the fifth trading day of the month following the month in which the meeting occurs, and provided further that the Board or Compensation Committee, as applicable, shall consider the existence of any material, nonpublic information at such time in its determination of whether to make any such grant if such grant would not be made during an open trading window; and

•	all awards having an exercise price shall be priced at the last sale or closing price quoted by the OTC Bulletin Board, the National Quotation Bureau, or any comparable reporting service on the date of the grant of such option or award.
The policy’s provisions regarding the timing of grants are designed to avoid any impropriety by restricting the grants to those periods when there would typically be no opportunity to misuse material nonpublic information in connection with the pricing of a grant, or, in the case of annual grants, to establish a set date each year for the grants to be made so as to prevent any discretion in setting grant dates, but also provide the Board and Compensation Committee with limited flexibility to make grants from time to time in extraordinary circumstances.
Other Elements
     Personal Benefits and Perquisites
     We primarily compensate our executive officers with cash and equity and not perquisites. The Company’s perquisite awards are fairly modest, so as to avoid a negative impact on internal pay and equality. The Board and Compensation Committee believe that perquisites are necessary to some extent in order attract and retain talent, but that such perquisites should be limited to what is typical in the Company’s industry. The Company provides the President and Chief Executive Officer a $500 per

month car allowance and a reimbursement of up to $200 per month for one country club membership, in addition to paying up to $2,500 for the initial country club membership fee. Jerry Noyce served as President and Chief Executive Officer for fiscal 2006 and, accordingly, received the monthly car and country club allowances during that year. Mr. Noyce, in his current position as Vice Chairman, will continue to receive these benefits. Gregg O. Lehman, Ph.D., our current President and Chief Executive Office, receives these same benefits. We also provide memberships at airline clubs for our executive officers who travel on a regular basis. We do not anticipate providing any additional perquisites to any of our executive officers at this time.
     The Company provides all full-time employees with what it believes are customary benefits, which include a 401(k) savings plan and matching contributions of $0.20 for each $1.00 contributed, up to 10% of eligible compensation; health and dental plans; an employee stock purchase plan; life insurance; and long- and short-term disability insurance plans.
     The Company has agreed to pay Mr. Lehman commuting and reasonable local living costs in the Twin Cities Metropolitan Area for up to six months following January 1, 2007, the effective date of his employment, subject to further discussion if Mr. Lehman has not moved at such time. The Board determined that the Company should pay these expenses to Mr. Lehman during the time he was not residing in the Twin Cities in order to facilitate his transition into the Company. The Company did not award to Mr. Lehman any perquisites or benefits during the 2006 fiscal year in his capacity as an independent director.
     Post-Termination Compensation and Benefits
     The employment agreements of all of the named executive officers provide that these executive officers would continue to receive their base salaries for a specified severance period following termination without “cause.” This salary continuation is intended to provide the executive officers with pay for the time they would potentially need to find replacement positions. We have also included change in control provisions in the employment agreements of Jerry Noyce, Gregg Lehman, Wesley W. Winnekins, Jeanne Crawford and Brian Gagne. The agreements generally provide that, in the event of a change in control, each executive officer would receive severance pay for a specified period if the executive officer is terminated without cause upon a change in control. The change in control provisions are designed to retain the executive officer and provide for continuity of management in the event of an actual or threatened change in control of the Company.
     In December 2006, the Compensation Committee increased the severance periods for Mr. Winnekins and Ms. Crawford to nine months from three months, for Mr. Gagne to six months from three months, and for Ms. Hamlin to four months from three months, and added the change in control severance payments to the employment agreements of Messrs. Winnekins and Gagne and Ms. Crawford, as a retention measure in order to reflect the nature of their respective positions and provide them with pay for the amount of time they would potentially need to find replacement positions in the event of termination upon change in control.
     The employment agreements also include non-solicitation and non-disparagement covenants, and non-competition provisions that prevent the named executive officers from having certain relationships with our competitors. The Board and Compensation Committee included these provisions based on the determination that the Company would likely experience competitive harm if any person who was serving or who had recently served as a principal executive officer solicited the Company’s employees, disparaged the Company, or accepted employment with a competitor.
     The Board may provide for payment or immediate vesting of option awards under our 2005 Stock Option Plan in the event of a change in control, and the Board may take any other action as it may deem appropriate to further the purposes of the 2005 Stock Option Plan or protect the interests of the option holders upon a change in control. The Board has already determined, as reflected in their employment agreements, that options granted under our 2005 Stock Option Plan to Messrs. Noyce and Lehman will immediately vest in connection with a change in control under certain conditions.
     See “Payments Upon Termination or Change-in-Control” on page 38.
Management Bonus Program
     On March 27, 2007, our Board, upon the recommendation of the Compensation Committee, approved a new management bonus program. The Compensation Committee began to develop this management bonus program following the Board’s approval of the Company’s strategic plan for 2007 through 2009. The Board believed that it would be appropriate to link a portion of incentive compensation for management to the long-term strategic plan, rather than set separate yearly goals as the sole basis for long-term incentive compensation. The Board and the Compensation Committee determined that a bonus program tied directly to the strategic plan would provide enhanced incentives for management to both achieve the goals of the strategic plan and remain with the Company. The Compensation Committee held six meetings with management at which the Compensation Committee engaged in extensive discussions with management regarding the prospective program. Management had an integral role in developing and preparing models of different structures for the new program, and as described under “Compensation Consultants” on page 14, Upstart assisted the Compensation Committee and management with the development of the new management bonus program. The Compensation Committee reported to the Board regarding the management bonus program at four meetings in 2007.
     The new management bonus program is comprised of two elements: a short term incentive annual cash bonus and a long term incentive pool of restricted stock awards that executives would earn at the end of 2009. The Compensation Committee would also have the discretion to make stock option grants in addition to the cash bonus and restricted stock award components of the management bonus program. The Compensation Committee considered several alternatives and factors, including the expense of each alternative to the Company and the potential number of shares underlying options or restricted stock awards, and determined that these elements and the allocation thereof would best achieve the goals of retaining and rewarding the executive officers and at the same time motivate them to accomplish the Company’s financial objectives and align their interests with those of our shareholders.
Cash Bonus
     With respect to cash bonus in 2007, the new bonus program provides for cash payouts based on the Company achieving between 95% to 110% of plan accomplishment, which is consistent with the 2006 Executive Bonus Plan. Plan accomplishment is based upon a combined percentage achievement of revenue and earnings before interest, taxes, depreciation and amortization. The Vice Chairman and Chief Executive Officer may receive bonuses of between 15% and 50% of their base salary, the Chief Financial Officer may receive a bonus of between 15% and 40% of his base salary, and other executive officers may receive between 10% and 30% of their base salary. No bonuses are earned on financial objectives for which the Company achieves less than 95% of the planned target. In the case of the Vice Chairman only, the bonus is partially dependent upon the achievement of personal objectives. Cash bonuses for future years will be determined by the Compensation Committee or Board, as applicable.
Restricted Stock Awards
     Historically, stock option awards have been the Company’s primary form of equity compensation. The Company had selected this form because of favorable accounting and tax treatment. However, beginning in 2006 the accounting treatment for stock options changed as a result of Statement of Financial Accounting Standards No. 123(R), making the accounting treatment of stock options less attractive. As a result, the Company assessed the desirability of granting shares of restricted stock to employees, particularly members of senior management, and concluded that restricted stock in addition to a reduced number of stock options would provide an equally motivating form of incentive compensation.

Accordingly, the management bonus program utilizes grants of restricted stock that would be earned and vested by executives at the end of 2009, based upon the Company’s achievement of its strategic three year plan, which is intended to provide substantial retention and performance incentives to the participants in the program.
     The number of shares that vest will be based upon the Company achieving at least 95% of plan accomplishment, and up to 110% of plan accomplishment. Generally speaking, executives would have to be employed by the Company at the time of the completion of the Company’s 2009 annual audit in order for their shares of restricted stock to vest, which the Compensation Committee and Board believe will provide substantial retention and performance incentives to the participants in the program. Restricted stock would provide participants with equity in the Company. The implementation of the restricted stock element of the management bonus program will require the approval by our shareholders of the 2007 Equity Incentive Plan. See “Approval of 2007 Equity Incentive Plan” on page 49.
     Participants in the new management bonus program have the option, at the outset of the program, to choose a cash bonus to be paid at the completion of the Company’s 2009 annual audit, in lieu of restricted stock awards. The Board and Compensation Committee included this option in order to provide retention and performance incentives for those executives who expressed a preference throughout the development of the management bonus program for additional cash bonus potential rather than restricted stock. The Board adopted a Cash Incentive Plan to provide these bonuses to any executives choosing cash rather than restricted stock. The performance objectives of the Cash Incentive Plan would be the same as those under the 2007 Equity Incentive Plan and participants would receive their cash bonuses at the same time, and to the same extent, that the restricted stock vests.
     As of March 27, 2007, the Board has determined that only the Company’s Section 16 officers are eligible to receive restricted stock awards, or the cash bonus in lieu of restricted stock, but the Board or committee may designate additional participants.
Stock Options
     The Board and the Compensation Committee would continue to have the discretion to make stock option grants in order to award individual performance in each year of the program. The stock option grants would have the same vesting and expiration terms as prior grants, which would serve the same retention function. In addition, our Board has approved an amendment to our 2005 Stock Option Plan to provide for a net share settlement manner of exercise of stock options in order to provide option holders with an additional means by which to exercise their options. This amendment will require the approval by our shareholders. See “Approval of Amended and Restated 2005 Stock Option Plan” on page 46.
Employment Agreements
     We have entered into written employment agreements with all of our named executive officers to provide both the Company and the executive officers with protections and rights that would otherwise not be memorialized in a verbal contract, and to express the commitment on the part of the Company and the executive officer to the employment relationship. For a summary of the material terms of each of the named executive officer’s employment agreement, see “Material Factors That May Affect An Understanding of the Summary Compensation Table and Grants of Plan-Based Awards Table — Employment Agreements and 2006 Compensation” on page 31.
Stock Ownership/Retention Guidelines and Other Policies
     The Company does not have any stock ownership guidelines or a stock retention policy. The Company’s insider trading policy prohibits the trading of Company securities on a short-term basis and requires that any Company stock purchased in the open market be held for a minimum of six months.

This policy also states that employees should not “margin” or “sell short” Company stock, or buy or sell put or call options on Company stock.
Conclusion
     The Company has concluded that the base salary, annual bonus and long-term incentives for each of the named executive officers, as well as the total compensation received by those executives, in 2006 are reasonable and appropriate in light of the Company’s goals and competitive requirements. The amounts are in the best interests of the Company and shareholders because they enable the Company to attract, retain, motivate and fairly reward talent and further the philosophies of ensuring the accomplishment of the Company’s financial objectives and aligning the interests of management with those of long-term shareholders.
Compensation Committee Report
     The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis set forth above with our management and management has represented to the Compensation Committee that the Compensation Discussion and Analysis is accurate. Based on this review and discussion with management, the Compensation Committee recommended to our Board that the Compensation Discussion and Analysis be included in this proxy statement and in our Annual Report on Form 10-K for the fiscal year ended December 31, 2006.

Members of the Compensation Committee Linda Hall Whitman, Ph.D. (Chair) John C. Penn Rodney A. Young K. James Ehlen, M.D.

Summary Compensation Table

						Non-Equity Incentive
Name and Principal		Salary			Option Awards	Plan Compensation		All Other
Position	Year	($)(1)	Bonus ($)		($)(2)	($)		Compensation ($)		Total ($)
Gregg O. Lehman President and Chief Executive Officer(3)	2006	—	—		—	—		—		—
Jerry V. Noyce Vice Chairman(4)	2006	268,295	—		80,045	82,500	(5)	11,097	(6)	441,937
Wesley W. Winnekins Chief Financial Officer	2006	175,152	—		24,718	36,000	(7)	100		235,970
Brian J. Gagne National Vice President — Health Management	2006	139,278	$15,000	(10)	19,655	26,625	(11)	2,279	(12)	202,837
Jeanne Crawford, Vice President — Human Resources and Secretary	2006	142,606	—		25,934	26,100	(8)	1,917	(9)	196,557
Katherine M. Hamlin Vice President Account Services-Health Management	2006	127,399	$10,000	(10)	19,655	24,375	(13)	2,037	(14)	183,466

(1)	Amounts shown are not reduced to reflect the named executive officers’ elections, if any, to contribute portions of their salaries to 401(k) plans.

(2)	Amounts in this column represent the amounts recognized for financial statement reporting purposes for the fiscal year ended December 31, 2006 in accordance with FAS 123(R), and thus may include amounts from awards granted in and prior to 2006. The assumptions used to determine the valuation of the awards are discussed in Management’s Discussion and Analysis of Financial Condition and Results of Operations and in Note 9 to our consolidated financial statements, each included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 30, 2007. See the Grants of Plan-Based Awards table for further information regarding the awards granted in 2006 and the Outstanding Equity Awards at Fiscal Year-end table for information regarding all outstanding awards.

(3)	Mr. Lehman assumed the position of President and Chief Executive Officer on January 1, 2007 and accordingly earned no compensation as an executive officer in 2006. See the Director Compensation Table for compensation Mr. Lehman earned during fiscal 2006 in his capacity as an independent director.

(4)	Mr. Noyce served as President and Chief Executive Officer through December 31, 2006, and assumed the position of Vice Chairman effective January 1, 2007.

(5)	Non-equity incentive compensation of $82,500 was paid to Mr. Noyce in 2007 for his services in fiscal 2006 under the 2006 Executive Bonus Plan. In addition, Mr. Noyce earned non-equity incentive compensation of $35,000 for his services in fiscal 2005 under the 2005 Executive Bonus Plan, which was paid to him in March 2006.

(6)	Includes compensation of $2,697 in the form of a Company contribution to Mr. Noyce’s 401(k) plan, a car allowance of $6,000 and reimbursement of country club dues totaling $2,400.

(7)	Non-equity incentive compensation of $36,000 was paid to Mr. Winnekins in 2007 for his services in fiscal 2006 under the 2006 Executive Bonus Plan. In addition, Mr. Winnekins earned non-equity incentive compensation of $30,000 for his services in fiscal 2005 under the 2005 Executive Bonus Plan, which was paid to him in March 2006.

(8)	Non-equity incentive compensation of $26,100 was paid to Ms. Crawford in 2007 for her services in fiscal 2006 under the 2006 Executive Bonus Plan. In addition, Ms. Crawford earned non-equity incentive compensation of $20,000 for her services in fiscal 2005 under the 2005 Executive Bonus Plan, which was paid to her in March 2006.

(9)	Includes compensation of $1,817 in the form of a Company contribution to Ms. Crawford’s 401(k) plan.

(10)	The Compensation Committee awarded special bonuses to Mr. Gagne and Ms. Hamlin in December 2006 in recognition of their contributions to the development of the Company’s health management business segment in 2006. The bonuses were in addition to those awarded to Mr. Gagne and Ms. Hamlin under the 2006 Executive Bonus Plan for achievement of previously communicated performance targets.

(11)	Non-equity incentive compensation of $26,625 was paid to Mr. Gagne in 2007 for his services in fiscal 2006 under the 2006 Executive Bonus Plan. In addition, Mr. Gagne earned non-equity incentive compensation of $20,000 for his services in fiscal 2005 under the 2005 Executive Bonus Plan, which was paid to him in March 2006.

(12)	Includes compensation of $2,179 in the form of a Company contribution to Mr. Gagne’s 401(k) plan.

(13)	Non-equity incentive compensation of $24,375 was paid to Ms. Hamlin in 2007 for her services in fiscal 2006 under the 2006 Executive Bonus Plan. In addition, Ms. Hamlin earned non-equity incentive compensation of $19,524 for her services in fiscal 2005 under the 2005 Executive Bonus Plan, which was paid to her in March 2006.

(14)	Includes compensation of $1,937 in the form of a Company contribution to Ms. Hamlin’s 401(k) plan.
Grants of Plan-Based Awards in 2006

		All Other Option
		Awards Number of
		Securities		Exercise or Base	Grant Date Fair
		Underlying Options		Price of Option	Value of Stock and
Name	Grant Date	(#)		Awards ($/sh)	Option Awards ($)
Gregg O. Lehman(1)	—	—		—	—
Jerry V. Noyce	1/24/06	100,000	(2)	2.69	163,000	(3)
Wesley W. Winnekins	1/24/06	40,000	(2)	2.69	65,200	(3)
Brian J. Gagne	1/24/06	20,000	(2)	2.69	32,600	(3)
Jeanne Crawford	1/24/06	30,000	(2)	2.69	48,900	(3)
Katherine M. Hamlin	1/24/06	20,000	(2)	2.69	32,600	(3)

(1)	Mr. Lehman assumed the position of President and Chief Executive Officer on January 1, 2007 and accordingly received no grants of plan-based awards as an executive officer in 2006. See the Director Compensation Table for compensation and awards Mr. Lehman earned during fiscal 2006 in his capacity as an independent director.

(2)	All options were granted pursuant to the 2005 Stock Option Plan. The options vest ratably on January 24 of each year from 2007 through 2010, and expire on January 24, 2012.

(3)	Amounts in this column represent the grant date fair value of the option awards determined in accordance with FAS 123(R).
Material Factors That May Affect An Understanding of the Summary Compensation Table and Grants of Plan-Based Awards Table
Employment Agreements and 2006 Compensation
     The following is a summary of the material terms of the employment agreements for each of the named executive officers, other than termination and change in control provisions, and their compensation arrangements in 2006. For information about termination and change in control provisions in the employment agreements, see “Payments Upon Termination or Change-in-Control” on page 38. For a description of Mr. Lehman’s employment agreement, see “Employment Agreement with Gregg Lehman” on page 34.
     Jerry Noyce
     In November 2000, the Company entered into an employment agreement with Jerry Noyce, the former President and Chief Executive Officer. The Company and Mr. Noyce amended Mr. Noyce’s current employment agreement on December 1, 2006 to reflect his new position of Vice Chairman, which became effective on January 1, 2007. Mr. Noyce’s duties and responsibilities as Vice Chairman will be subject to determination by the Board. The Board determines increases to Mr. Noyce’s salary and sets annual bonus goals and criteria. Mr. Noyce also receives the personal benefits and perquisites described above in “Compensation Discussion and Analysis — Other Elements.”
     For 2006, the Board considered the Company’s financial performance and relative shareowner return, the value of similar incentive awards to chief executive officers at comparable companies, and the awards given to Mr. Noyce in past years. The Board increased Mr. Noyce’s annual base salary to $275,000 from $250,096, in order to bring his salary in line with the minimum of the median salary range at comparable companies. Under the 2006 Executive Bonus Plan, Mr. Noyce earned non-equity incentive compensation in the form of a bonus of $82,500. In early 2007, the Board granted Mr. Noyce 50,000 stock options in recognition of his performance in 2006 and for continuing incentives. Mr. Noyce’s bonus comprised 18.67% of his overall 2006 cash compensation, and his salary and bonus together comprised 79.38% of his overall 2006 compensation. Equity-based long-term incentive compensation, which has value only upon stock price appreciation, comprised 18.11% of Mr. Noyce’s overall 2006 compensation.
     Mr. Noyce also received a bonus of $35,000 in 2006 for his performance in 2005 and the Board granted Mr. Noyce 100,000 stock options in 2006 in recognition of his performance in 2005 and for continuing incentives, and to recognize the launch of a strategic planning effort to substantially increase shareholder value, in addition to the determination that his prior grants were not in line with executives of his level at comparable companies.
     Wesley W. Winnekins
     The Company’s employment agreement with Wesley W. Winnekins, Chief Financial Officer, was effective as of February 9, 2001 and continues for an indefinite term until terminated in accordance with the agreement. The Board determines increases to Mr. Winnekins’ salary and sets annual bonus goals and criteria. Mr. Winnekins is eligible to participate in the Company’s employee benefit plans and programs offered from time to time.
     For 2006, the Board and Compensation Committee considered the Company’s financial performance and relative shareowner return, the value of similar incentive awards to chief financial officers at comparable companies, and the awards given to Mr. Winnekins in past years. The Compensation Committee increased Mr. Winnekins’ annual base salary to $180,000 from $162,000. Under the 2006 Executive Bonus Plan, Mr. Winnekins earned non-equity incentive compensation in the form of a bonus of $36,000. In early 2007, the Board granted Mr. Winnekins 30,000 stock options in recognition of his performance in 2006 and for continuing incentives. Because Mr. Winnekins will be eligible to receive restricted stock under the new management bonus program, the number of stock options granted to him for 2006 performance represented 75% of the 40,000 stock options granted to him in 2006 for his performance in 2005. Mr. Winnekins’ bonus comprised 15.26% of his overall 2006 cash compensation, and his salary and bonus together comprised 89.48% of his overall 2006 compensation. Equity-based long-term incentive compensation, which has value only upon stock price appreciation, comprised 10.48% of Mr. Winnekins’ overall 2006 compensation.
     In addition, the Board granted Mr. Winnekins 40,000 stock options in 2006 in recognition of his performance in 2005 and for continuing incentives, and the determination that his prior grants were not in line with executives of his level at comparable companies. Mr. Winnekins also received a bonus of $30,000 in 2006 for his performance in 2005.
     Brian Gagne
     The Company’s employment agreement with Brian Gagne, National Vice President — Health Management, was effective as of December 8, 2003 and continues for an indefinite term until terminated in accordance with its terms. The Board determines increases to Mr. Gagne’s salary, and Mr. Gagne is eligible to participate in the Executive Bonus Plans established by the Board from time to time. Mr.

Gagne is eligible to participate in the Company’s employee benefit plans and programs offered from time to time.
     For 2006, the Compensation Committee considered the Company’s financial performance and relative shareowner return, the value of similar incentive awards to vice presidents at comparable companies, and the awards given to Mr. Gagne in past years. The Compensation Committee increased Mr. Gagne’s annual base salary to $142,000 from $131,890. Under the 2006 Executive Bonus Plan, Mr. Gagne earned non-equity incentive compensation in the form of a bonus of $26,625. The Compensation Committee also granted Mr. Gagne a special additional bonus of $15,000 in recognition of his efforts in 2006 in increasing the Company’s revenues in its health management business segment, which had a record year. The Compensation Committee, based upon recommendations from the Chief Executive Officer, felt that this special bonus would reward Mr. Gagne for a successful year and provide him with continued incentive to remain with the Company. In early 2007, the Compensation Committee granted Mr. Gagne 15,000 stock options in recognition of his performance in 2006 and for continuing incentives. Because Mr. Gagne will be eligible to receive restricted stock under the new management bonus program, the number of stock options granted to him for 2006 performance represented 75% of the 20,000 stock options granted to him in 2006 for his performance in 2005. Mr. Gagne’s bonuses comprised 20.52% of his overall 2006 cash compensation, and his salary and bonuses together comprised 89.19% of his overall 2006 compensation. Equity-based long-term incentive compensation, which has value only upon stock price appreciation, comprised 9.69% of Mr. Gagne’s overall 2006 compensation.
     In addition, the Compensation Committee granted Mr. Gagne 20,000 stock options in 2006 in recognition of his performance in 2005 and for continuing incentives, and the determination that his prior grants were not in line with executives of her level at comparable companies. Mr. Gagne also received a bonus of $20,000 in 2006 for his performance in 2005.
     Jeanne C. Crawford
     The Company’s employment agreement with Jeanne Crawford, Vice President of Human Resources, was effective as of March 1, 2003 and continues for an indefinite term until terminated in accordance with its terms. The Board determines increases to Ms. Crawford’s salary, and Ms. Crawford is eligible to participate in the Executive Bonus Plans established by the Board from time to time. Ms. Crawford is eligible to participate in the Company’s employee benefit plans and programs offered from time to time.
     For 2006, the Compensation Committee considered the Company’s financial performance and relative shareowner return, the value of similar incentive awards to vice presidents at comparable companies, and the awards given to Ms. Crawford in past years. The Compensation Committee increased Ms. Crawford’s annual base salary to $145,000 from $136,105. Under the 2006 Executive Bonus Plan, Ms. Crawford earned non-equity incentive compensation in the form of a bonus of $26,100. In early 2007, the Compensation Committee granted Ms. Crawford 22,500 stock options in recognition of her performance in 2006 and for continuing incentives. Because Ms. Crawford will be eligible to receive restricted stock under the new management bonus program, the number of stock options granted to her for 2006 performance represented 75% of the 30,000 stock options granted to her in 2006 for her performance in 2005. Ms. Crawford’s bonus comprised 13.28% of her overall 2006 cash compensation, and her salary and bonus together comprised 85.83% of her overall 2006 compensation. Equity-based long-term incentive compensation, which has value only upon stock price appreciation, comprised 13.19% of Ms. Crawford’s overall 2006 compensation.
     In addition, the Compensation Committee granted Ms. Crawford 30,000 stock options in 2006 in recognition of her performance in 2005 and for continuing incentives, and the determination that her prior grants were not in line with executives of her level at comparable companies. Ms. Crawford also received a bonus of $20,000 in 2006 for her performance in 2005.

     Katherine Hamlin
     The Company’s employment agreement with Katherine Hamlin, Vice President Account Services - Health Management, was effective as of December 8, 2003 and continues for an indefinite term until terminated in accordance with its terms. The Board determines increases to Ms. Hamlin’s salary, and Ms. Hamlin is eligible to participate in the Executive Bonus Plans established by the Board from time to time. Ms. Hamlin is eligible to participate in the Company’s employee benefit plans and programs offered from time to time.
     For 2006, the Compensation Committee considered the Company’s financial performance and relative shareowner return, the value of similar incentive awards to vice presidents at comparable companies, and the awards given to Ms. Hamlin in past years. The Compensation Committee increased Ms. Hamlin’s annual base salary to $130,000 from $120,342. Under the 2006 Executive Bonus Plan, Ms. Hamlin earned non-equity incentive compensation in the form of a bonus of $24,375. The Compensation Committee also granted Ms. Hamlin a special additional bonus of $10,000 in recognition of her efforts in 2006 in increasing the Company’s revenues in its health management business segment, which had a record year. The Compensation Committee, based upon recommendations from the Chief Executive Officer, felt that this special bonus would reward Ms. Hamlin for a successful year and provide her with continued incentive to remain with the Company. In early 2007, the Compensation Committee granted Ms. Hamlin 15,000 stock options in recognition of her performance in 2006 and for continuing incentives. Because Ms. Hamlin will be eligible to receive restricted stock under the new management bonus program, the number of stock options granted to her for 2006 performance represented 75% of the 20,000 stock options granted to her in 2006 for her performance in 2005. Ms. Hamlin’s bonuses comprised 18.74% of her overall 2006 cash compensation, and her salary and bonuses together comprised 88.18% of her overall 2006 compensation. Equity-based long-term incentive compensation, which has value only upon stock price appreciation, comprised 10.71% of Ms. Hamlin’s overall 2006 compensation.
     In addition, the Compensation Committee granted Ms. Hamlin 20,000 stock options in 2006 in recognition of her performance in 2005 and for continuing incentives, and the determination that her prior grants were not in line with executives of her level at comparable companies. Ms. Hamlin also received a bonus of $15,000 in 2006 for her performance in 2005.
Employment Agreement with Gregg Lehman
     The Company entered into an employment agreement with Mr. Lehman, our current President and Chief Executive Officer, on December 1, 2006, which became effective on January 1, 2007. Mr. Lehman will serve for an indefinite term until his employment is terminated in accordance with the terms of the agreement. The Company will pay Mr. Lehman an annual salary of $275,000, and Mr. Lehman will be eligible for annual bonuses of between 15% and 50% of his base salary, based upon the achievement of financial objectives set annually by the Board. On January 1, 2007, the effective date of the agreement, the Company granted Mr. Lehman an equity award of 50,000 shares of restricted Common Stock, which vest in three equal installments on the first of the year for each of 2007, 2008 and 2009. In addition, the Board granted Mr. Lehman 250,000 stock options under the 2005 Stock Option Plan. The options vest ratably over five years, and the exercise price of the options is equal to $2.65, the fair market value on the date of the grant.
     Either party may terminate the agreement upon written notice to the other party. If the Company terminates Mr. Lehman’s employment without cause, he will continue to receive his base salary for a period of 12 months following termination. If Mr. Lehman’s employment is terminated upon a change in control or if Mr. Lehman resigns upon a change in control of the Company if he is not offered the opportunity to continue as the Chief Executive Officer of the surviving business, he will continue to receive his base salary for a period of 12, 18 or 24 months following the termination, depending upon the duration of Mr. Lehman’s employment at the time of the termination. Upon death, disability, termination without cause or a change in control of the Company, all of Mr. Lehman’s outstanding stock options will immediately vest.
     Mr. Lehman’s employment agreement includes non-competition, non-solicitation and non-disparagement restrictive covenants substantially similar to those in Mr. Noyce’s agreement.
     The terms of Mr. Lehman’s employment agreement, including the compensation provisions thereof, are substantially similar to those of Mr. Noyce’s employment agreement for his service as President and Chief Executive Officer. The Board believed that it needed to provide Mr. Lehman with sufficient incentives to accept the position, and similar terms to those of Mr. Noyce were an indication of its commitment to Mr. Lehman. The primary difference between Mr. Lehman’s agreement and Mr. Noyce’s agreement is the grant of 50,000 shares of restricted stock to Mr. Lehman. Mr. Lehman had to forego a substantial bonus from his former employer in order to accept his position with the Company, and the Board believed that the grant of restricted stock would both help to offset this bonus and also provide Mr. Lehman with additional incentives to perform over the vesting period of the restricted stock.
2005 Stock Option Plan
     The Compensation Committee and Board make grants of stock options subject to the terms of the Company’s customary Incentive Stock Option Agreement and 2005 Stock Option Plan, which our shareholders approved on June 7, 2005. Stock options granted in 2006 vest ratably on an annual basis for a term of four years, and expire after six years. See “Approval of Amended and Restated 2005 Stock Option Plan” on page 46 for a description of the proposed amendments to the 2005 Stock Option Plan.
2006 Executive Bonus Plan
     The Compensation Committee and Board designed the 2006 Executive Bonus Plan to provide non-equity incentive compensation in the form of an annual cash bonus to executive officers based on the achievement of certain financial objectives for the Company, as set by the Board. Payments under the 2006 Executive Bonus Plan were primarily based on the achievement of financial objectives tied to revenue and earnings before interest, taxes, depreciation and amortization. In addition, a small portion of bonuses paid to certain executives was based upon other factors which the Compensation Committee and Board determined were appropriate for particular positions, such as performance in a particular business area for the head of that business area.
     The 2006 Executive Bonus Plan as approved by the Board provided for the following:
•	the Chief Executive Officer was eligible to receive a bonus of between 15% and 50% of his base salary;

•	the Chief Financial Officer was eligible to receive a bonus of between 15% and 40% of his base salary; and

•	Other executive officers were eligible to receive bonuses of between 10% and 30% of their base salaries.
     The level of bonus received corresponds with the Company achieving between 95% to 110% or more of budgeted financial objectives. No bonuses are earned on financial objectives for which the Company achieves less than 95% of the planned target. The Company believes that the budgeted financial targets for 2006 were aggressive, yet achievable, and that disclosure of the exact budgeted financial objectives would cause it competitive harm.

Outstanding Equity Awards at 2006 Fiscal Year-End

	Option Awards
	Number of
	Securities	Number of Securities		Option
	Underlying	Underlying		Exercise	Option
	Unexercised Options	Unexercised Options		Price	Expiration
Name	(#) Exercisable	(#) Unexercisable		($)	Date
Gregg O. Lehman(1)	15,000	0		1.60	9/22/2012
	15,000	0		0.95	8/1/2011
	82,000	0		0.47	2/21/2008
	61,500	20,500	(2)	0.39	2/10/2009
Jerry V. Noyce	20,000	0		1.25	12/8/2013
	40,000	40,000	(3)	2.07	3/10/2014
	10,000	30,000	(4)	2.62	2/24/2011
	0	100,000	(5)	2.69	1/24/2012
	80,000	0		0.69	2/9/2007 (6)
	10,000	0		0.95	8/1/2011
	17,000	0		0.47	2/21/2008
Wesley W. Winnekins	12,750	4,250	(7)	0.39	2/10/2009
	10,000	0		0.69	7/25/2013
	8,500	8,500	(8)	2.07	3/10/2014
	2,500	7,500	(9)	2.62	2/24/2011
	0	40,000	(10)	2.69	1/24/2012
	30,000	10,000	(11)	1.25	12/8/2009
Brian J. Gagne	1,875	5,625	(12)	2.81	2/4/2011
	1,875	5,625	(13)	2.62	2/24/2011
	0	20,000	(14)	2.69	1/24/2012
	40,000	0		0.55	12/13/2007
	15,000	0		0.47	2/21/2008
	11,250	3,750	(15)	0.39	2/10/2009
Jeanne Crawford	10,000	0		0.69	7/25/2013
	7,500	7,500	(16)	2.07	3/10/2014
	10,000	10,000	(17)	2.27	12/15/2010
	1,875	5,625	(18)	2.62	2/24/2011
	0	30,000	(19)	2.69	1/24/2012
	30,000	10,000	(11)	1.25	12/8/2009
Katherine M. Hamlin	1,875	5,625	(12)	2.81	2/4/2011
	1,875	5,625	(13)	2.62	2/24/2011
	0	20,000	(14)	2.69	1/24/2012

(1)	Mr. Lehman assumed the position of President and Chief Executive Officer on January 1, 2007 and accordingly received no equity awards as an executive officer in 2006. See the Director Compensation Table for awards Mr. Lehman earned during fiscal 2006 in his capacity as an independent director. The option award listed in this table reflects options granted to Mr. Lehman upon his appointment to the Board of Directors on September 22, 2006.

(2)	Vests in increments of 20,500 shares on February 10 of each year, beginning in 2004.

(3)	Vests in increments of 20,000 shares on March 10 of each year, beginning in 2005.

(4)	Vests in increments of 10,000 shares on February 24 of each year, beginning in 2006.

(5)	Vests in increments of 25,000 shares on January 24 of each year, beginning in 2007.

(6)	Mr. Winnekins exercised these options on January 9, 2007.

(7)	Vests in increments of 4,250 shares on February 10 of each year, beginning in 2004.

(8)	Vests in increments of 4,250 shares on March 10 of each year, beginning in 2005.

(9)	Vests in increments of 2,500 shares on February 24 of each year, beginning in 2006.

(10)	Vests in increments of 10,000 shares on January 24 of each year, beginning in 2007.

(11)	Vests in increments of 10,000 shares on December 8 of each year, beginning in 2004.

(12)	Vests in increments of 1,875 shares on February 4 of each year, beginning in 2006.

(13)	Vests in increments of 1,875 shares on February 24 of each year, beginning in 2006.

(14)	Vests in increments of 5,000 shares on January 24 of each year, beginning in 2007.

(15)	Vests in increments of 3,750 shares on February 10 of each year, beginning in 2004.

(16)	Vests in increments of 3,750 shares on March 10 of each year, beginning in 2005.

(17)	Vests in increments of 5,000 shares on December 15 of each year, beginning in 2005.

(18)	Vests in increments of 1,875 shares on February 24 of each year, beginning in 2006.

(19)	Vests in increments of 7,500 shares on January 24 of each year, beginning in 2007.
Option Exercises and Stock Vested in Fiscal 2006

Option Awards
Number of
	Shares Acquired	Value Realized
Name	on Exercise (#)	on Exercise ($)
Gregg O. Lehman(1)	—	—
Jerry V. Noyce	250,000	$463,275 (2)
Wesley W. Winnekins	—	—
Brian J. Gagne	—	—
Jeanne Crawford	—	—
Katherine M. Hamlin	—	—

(1)	Mr. Lehman assumed the position of President and Chief Executive Officer on January 1, 2007 and accordingly exercised no options or had any stock awards vest as an executive officer in 2006. See the Director Compensation Table for awards Mr. Lehman earned during fiscal 2006 in his capacity as an independent director.

(2)	Mr. Noyce exercised options for 250,000 shares of Common Stock on November 27, 2006. The closing price for the Company’s Common Stock on that date was $2.15 per share, and the exercise price of the options was $0.2969 per share.
Pension Benefits and Nonqualified Deferred Compensation
     The Company has no pension or similar plan providing for payments or other benefits at, following or in connection with retirement, other than a 401(k) tax-qualified defined contribution plan. The Company also has no nonqualified defined contribution or other nonqualified deferred compensation plans.

Payments Upon Termination or Change-in-Control
     The employment agreement of each named executive officer entitles the executive to certain payments following termination of employment under one or more of the following circumstances: voluntary termination, retirement, termination without cause, termination for cause, change in control, disability and death. The following are descriptions of the relevant provisions of each named executive officer’s employment agreement and the potential payments if the named executive officer’s employment terminated as of December 31, 2006. We have not included this information regarding Gregg O. Lehman, Ph.D., our current President and Chief Executive Officer, in this section because he was not employed by the Company at any time in 2006. See “Material Factors That May Affect An Understanding of the Summary Compensation Table and Grants of Plan-Based Awards Table — Employment Agreement with Gregg Lehman” on page 34 for a description of the relevant termination provisions of his employment agreement.
Jerry V. Noyce
     Mr. Noyce’s employment agreement may be terminated by either party upon written notice to the other party, or by mutual agreement of the parties. The Company may also unilaterally terminate the agreement for “cause” or if Mr. Noyce is unable to perform his duties due to a disability. The agreement automatically terminates upon death or when Mr. Noyce reaches normal retirement age. The agreement may also be terminated upon a change in control of the Company.
     The agreement provides that Mr. Noyce’s entitlement to salary and benefits generally cease as of the date of termination. If Mr. Noyce is terminated without “cause,” he will continue to receive his base salary for a period of 12 months following such termination, along with a pro-rated share of his bonus compensation. The pro-rated bonus is calculated from January 1st of the calendar year in which termination occurs, through the end of the most recently concluded fiscal quarter. Pro-rated bonus payments are also available if the agreement is terminated due to mutual agreement, death, disability, retirement or change in control.
     If the agreement is terminated due to a change in control, Mr. Noyce will receive his base salary for a period of 24 months following termination. In addition, if Mr. Noyce resigned in connection with a change in control in 2006 because he was not named chief executive officer of the new controlling entity, he would have been entitled to receive his base salary for a period of 12 months following termination. However, as part of the amendment to Mr. Noyce’s employment agreement to change his position to Vice Chairman, this provision granting Mr. Noyce severance benefits upon his resignation was removed, effective on January 1, 2007.
     Options granted under our 2005 Stock Option Plan to Mr. Noyce immediately vest if his employment is terminated in connection with death, disability or normal retirement. In the case of vesting due to death or disability, Mr. Noyce or his heirs or representatives must exercise the options within the earlier of their original expiration dates and one year from the date his employment terminates. If Mr. Noyce’s employment terminates due to his retirement, he must exercise the options within the earlier of their original expiration dates and three months from the date his employment terminates. In addition, Mr. Noyce will be entitled to immediate vesting of all his outstanding option awards at the time of a change in control if his employment is terminated upon such change in control. If Mr. Noyce’s employment terminates for a reason other than death, disability, retirement or change in control, he will be entitled to exercise only those options that were vested as of the date of termination, and must do so within the earlier of their original expiration dates and three months from the date his employment terminates.
     Mr. Noyce’s employment agreement also includes non-solicitation and non-disparagement covenants, and non-competition provisions that prevent him from having certain relationships with any of our competitors in the corporate, hospital, or community management fitness and wellness industry. The non-competition provisions state that Mr. Noyce cannot directly or indirectly own, consult for, be employed by, participate in, or provide services to a competitor located within a 25 mile radius of any of the Company’s sites during his employment with the Company and for a period of two years after his resignation or termination for any reason. However, if Mr. Noyce’s termination is without “cause” or due to a change in control, the non-competition covenant will be effective only while Mr. Noyce is receiving separation payments.
     The non-solicitation provision states that during his employment and for a period of two years after his employment with the Company ends, Mr. Noyce may not solicit the Company’s current, former or potential customers for the purpose of providing products or services similar to those provided by the Company, use contacts he developed during his employment with the Company for the purpose of solicitation, or attempt to interfere with the relationships between the Company and any of its employees or independent contractors. However, if Mr. Noyce’s termination is without “cause” or due to a change in control, the non-solicitation covenant will be effective only while Mr. Noyce is receiving separation payments.
     The non-disparagement covenant prohibits Mr. Noyce from disparaging or defaming the Company or any of its directors, officers, employees, customers or vendors during his employment and at all times thereafter.
     The following table sets forth the potential payments upon termination, retirement, termination without cause, termination for cause, change in control, disability and death if Mr. Noyce’s employment had terminated on December 31, 2006:

								Voluntary
			Involuntary		Termination			Resignation
			Not For		Due to			due to
Benefits and	Voluntary	Normal	Cause	For Cause	Change in			Change in
Payments Upon	Resignation	Retirement	Termination	Termination	Control on	Disability	Death on	Control on
Separation	on 12/31/06	on 12/31/06	on 12/31/06	on 12/31/06	12/31/06	on 12/31/06	12/31/06	12/31/06
Cash Payment(1)	0	0	$275,000	0	$550,000	0	0	$275,000
Pro-rated Non-Equity Incentive Award(2)	$82,500	$82,500	$82,500	0	$82,500	$82,500	$82,500	$82,500
Stock Options	0	$70,430 (3)	0	0	$70,430 (3)	$70,430 (3)	$70,430 (3)	$70,430 (3)
Accrued Vacation	$5,670	$5,670	$5,670	$5,670	$5,670	$5,670	$5,670	$5,670

(1)	Based on Mr. Noyce’s annual base salary for fiscal 2006.

(2)	Based on the non-equity incentive award earned by Mr. Noyce from January 1, 2006 through December 31, 2006.

(3)	Reflects the excess of the fair market value of the shares underlying unvested options over the exercise price of such options, the vesting of which accelerates in connection with the specified event. Fair market value is based upon a per share price of $2.65, the closing price of the Company’s Common Stock on the first trading day following December 31, 2006. Unvested options with an exercise price in excess of $2.65 per share are disregarded on the assumption that the executive would not exercise such options. For further information regarding the awards as of fiscal year end, see the table entitled “Outstanding Equity Awards at 2006 Fiscal Year-End.”
Wesley W. Winnekins
     Mr. Winnekins’ employment agreement may be terminated by either party upon written notice to the other party, or by mutual agreement of the parties. The Company may also unilaterally terminate the agreement for cause or if Mr. Winnekins is unable to perform his duties due to a disability. The agreement automatically terminates upon death or when Mr. Winnekins reaches normal retirement age. The agreement may also be terminated upon a change in control of the Company.
     The agreement provides that Mr. Winnekins’ entitlement to salary and benefits generally cease as of the date of termination. If Mr. Winnekins is terminated without “cause” or in connection with a change in control, he will continue to receive his base salary for a period of nine months following such termination.
     Options granted under our 2005 Stock Option Plan to Mr. Winnekins immediately vest if his employment is terminated in connection with death, disability or normal retirement. In the case of vesting due to death or disability, Mr. Winnekins or his heirs or representatives must exercise the options within the earlier of their original expiration dates and one year from the date his employment terminates. If Mr. Winnekins’ employment terminates due to his retirement, he must exercise the options within the earlier of their original expiration dates and three months from the date his employment terminates. In addition, at the discretion of the Board, Mr. Winnekins will be entitled to immediate vesting of all his outstanding option awards at the time of a change in control or he may receive options of the new entity that have a value proportionate to the value of the options he held in the Company. If Mr. Winnekins’ employment terminates for a reason other than death, disability, retirement or change in control, he will be entitled to exercise only those options that were vested as of the date of termination, and must do so within the earlier of their original expiration dates and three months from the date his employment terminates.
     Mr. Winnekins’ employment agreement also includes non-solicitation and non-disparagement covenants. The non-solicitation provision states that during his employment and for a period of two years after his employment with the Company ends, Mr. Winnekins may not solicit the Company’s current, former or potential customers for the purpose of providing products or services similar to those provided by the Company, use contacts he developed during his employment with the Company for the purpose of solicitation, or attempt to interfere with the relationships between the Company and any of its employees or independent contractors. The non-disparagement covenant prohibits Mr. Winnekins from disparaging or defaming the Company or any of its directors, officers, employees, customers or vendors during his employment and at all times thereafter.
     The following table sets forth the potential payments upon termination, retirement, termination without cause, termination for cause, change in control, disability and death if Mr. Winnekins’ employment had terminated on December 31, 2006:

			Involuntary		Termination
			Not For		Due to
Benefits and	Voluntary	Normal	Cause	For Cause	Change in
Payments Upon	Termination	Retirement	Termination	Termination	Control on		Disability	Death on
Separation	on 12/31/06	on 12/31/06	on 12/31/06	on 12/31/06	12/31/06		on 12/31/06	12/31/06
Cash Payment(1)	0	0	$135,000	0	$135,000		0	0
Pro-rated Non-Equity Incentive Award	0	0	0	0	0		0	0
Stock Options	0	$14,760 (2)	0	0	$14,760	(2)(3)	$14,760 (2)	$14,760 (2)
Accrued Vacation	$8,654	$8,654	$8,654	$8,654	$8,654		$8,654	$8,654

(1)	Based on Mr. Winnekins’ annual base salary for fiscal 2006.

(2)	Reflects the excess of the fair market value of the shares underlying unvested options over the exercise price of such options, the vesting of which accelerates in connection with the specified event. Fair market value is based upon a per share price of $2.65, the closing price of the Company’s Common Stock on the first trading day following December 31, 2006. Unvested options with an exercise price in excess of $2.65 per share are disregarded on the assumption that the executive would not exercise such options. For further information regarding the awards as of fiscal year end, see the table entitled “Outstanding Equity Awards at 2006 Fiscal Year-End.”

(3)	Value is based on the assumption that the Board would provide for acceleration of the right to exercise all unvested outstanding option awards.
Brian J. Gagne
     Mr. Gagne’s employment agreement may be terminated by either party upon written notice to the other party, or by mutual agreement of the parties. The Company may also unilaterally terminate the agreement for cause or if Mr. Gagne is unable to perform his duties due to a disability. The agreement automatically terminates upon death or when Mr. Gagne reaches normal retirement age. The agreement may also be terminated upon a change in control of the Company.
     The agreement provides that Mr. Gagne’s entitlement to salary and benefits generally cease as of the date of termination. If Mr. Gagne is terminated without “cause” or in connection with a change in control, he will continue to receive his base salary for a period of six months following such termination.
     Options granted under our 2005 Stock Option Plan to Mr. Gagne immediately vest if his employment is terminated in connection with death, disability or normal retirement. In the case of vesting due to death or disability, Mr. Gagne or his heirs or representatives must exercise the options within the earlier of their original expiration dates and one year from the date his employment terminates. If Mr. Gagne’s employment terminates due to his retirement, he must exercise the options within the earlier of their original expiration dates and three months from the date his employment terminates. In addition, at the discretion of the Board, Mr. Gagne will be entitled to immediate vesting of all his outstanding option awards at the time of a change in control or he may receive options of the new entity that have a value proportionate to the value of the options he held in the Company. If Mr. Gagne’s employment terminates for a reason other than death, disability, retirement or change in control, he will be entitled to exercise only those options that were vested as of the date of termination, and must do so within the earlier of their original expiration dates and three months from the date his employment terminates.
     Mr. Gagne’s employment agreement also includes non-solicitation and non-disparagement provisions, and non-competition provisions that prevent him from using confidential information gained during his employment with the Company to directly or indirectly assist other organizations in the research, development, production, marketing or sales of competing products, processes, technologies, inventions or services. Mr. Gagne cannot directly or indirectly render services that would exploit confidential information to enhance the use or marketability of such products or services during his employment and for a period of eighteen months after his resignation or termination for any reason.
     The non-solicitation provision states that during his employment and for a period of eighteen months after his employment with the Company ends, Mr. Gagne may not solicit the Company’s current, former or potential customers for the purpose of providing products or services similar to those provided by the Company, use contacts he developed during his employment with the Company for the purpose of solicitation, or attempt to interfere with the relationships between the Company and any of its employees or independent contractors. The non-disparagement covenant prohibits Mr. Gagne from disparaging or defaming the Company or any of its directors, officers, employees, customers or vendors during his employment and at all times thereafter.
     The following table sets forth the potential payments upon termination, retirement, termination without cause, termination for cause, change in control, disability and death if Mr. Gagne’s employment had terminated on December 31, 2006:

			Involuntary		Termination
			Not For		Due to
Benefits and	Voluntary	Normal	Cause	For Cause	Change in
Payments Upon	Termination	Retirement	Termination	Termination	Control on		Disability	Death on
Separation	on 12/31/06	on 12/31/06	on 12/31/06	on 12/31/06	12/31/06		on 12/31/06	12/31/06
Cash Payment(1)	0	0	$71,000	0	$71,000		0	0
Pro-rated Non-Equity Incentive Award	0	0	0	0	0		0	0
Stock Options	0	$14,169 (2)	0	0	$14,169	(2)(3)	$14,169 (2)	$14,169 (2)
Accrued Vacation	$5,582	$5,582	$5,582	$5,582	$5,582		$5,582	$5,582

(1)	Based on Mr. Gagne’s annual base salary for fiscal 2006.

(2)	Reflects the excess of the fair market value of the shares underlying unvested options over the exercise price of such options, the vesting of which accelerates in connection with the specified event. Fair market value is based upon a per share price of $2.65, the closing price of the Company’s Common Stock on the first trading day following December 31, 2006. Unvested options with an exercise price in excess of $2.65 per share are disregarded on the assumption that the executive would not exercise such options. For further information regarding the awards as of fiscal year end, see the table entitled “Outstanding Equity Awards at 2006 Fiscal Year-End.”

(3)	Value is based on the assumption that the Board would provide for acceleration of the right to exercise all unvested outstanding option awards.
Jeanne Crawford
     Ms. Crawford’s employment agreement may be terminated by either party upon written notice to the other party, or by mutual agreement of the parties. The Company may also unilaterally terminate the agreement for cause or if Ms. Crawford is unable to perform her duties due to a disability. The agreement automatically terminates upon death or when Ms. Crawford reaches normal retirement age. The agreement may also be terminated upon a change in control of the Company.
     The agreement provides that Ms. Crawford’s entitlement to salary and benefits generally cease as of the date of termination. If Ms. Crawford is terminated without “cause” or in connection with a change in control, she will continue to receive her base salary for a period of nine months following such termination.
     Options granted under our 2005 Stock Option Plan to Ms. Crawford immediately vest if her employment is terminated in connection with death, disability or normal retirement. In the case of vesting due to death or disability, Ms. Crawford or her heirs or representatives must exercise the options within the earlier of their original expiration dates and one year from the date her employment terminates. If Ms. Crawford’s employment terminates due to her retirement, she must exercise the options within the earlier of their original expiration dates and three months from the date her employment terminates. In addition, at the discretion of the Board, Ms. Crawford will be entitled to immediate vesting of all his outstanding option awards at the time of a change in control or he may receive options of the new entity that have a value proportionate to the value of the options he held in the Company. If Ms. Crawford’s employment terminates for a reason other than death, disability, retirement or change in control, she will be entitled to exercise only those options that were vested as of the date of termination, and must do so within the earlier of their original expiration dates and three months from the date her employment terminates.
     Ms. Crawford’s employment agreement also includes non-solicitation and non-disparagement covenants. The non-solicitation provision states that during her employment and for a period of one year after her employment with the Company ends, Ms. Crawford may not solicit the Company’s current, former or potential customers for the purpose of providing products or services similar to those provided by the Company, use contacts she developed during her employment with the Company for the purpose of solicitation, or attempt to interfere with the relationships between the Company and any of its employees or independent contractors. The non-disparagement covenant prohibits Ms. Crawford from disparaging or defaming the Company or any of its directors, officers, employees, customers or vendors during her employment and at all times thereafter.

     The following table sets forth the potential payments upon termination, retirement, termination without cause, termination for cause, change in control, disability and death if Ms. Crawford’s employment had terminated on December 31, 2006:

			Involuntary		Termination
			Not For		Due to
Benefits and	Voluntary	Normal	Cause	For Cause	Change in
Payments Upon	Termination	Retirement	Termination	Termination	Control on		Disability	Death on
Separation	on 12/31/06	on 12/31/06	on 12/31/06	on 12/31/06	12/31/06		on 12/31/06	12/31/06
Cash Payment(1)	0	0	$108,750	0	$108,750		0	0
Pro-rated Non-Equity Incentive Award	0	0	0	0	0		0	0
Stock Options	0	$16,794 (2)	0	0	$16,794	(2)(3)	$16,794 (2)	$16,794 (2)
Accrued Vacation	$4,744	$4,744	$4,744	$4,744	$4,744		$4,744	$4,744

(1)	Based on Ms. Crawford’s annual base salary for fiscal 2006.

(2)	Reflects the excess of the fair market value of the shares underlying unvested options over the exercise price of such options, the vesting of which accelerates in connection with the specified event. Fair market value is based upon a per share price of $2.65, the closing price of the Company’s Common Stock on the first trading day following December 31, 2006. Unvested options with an exercise price in excess of $2.65 per share are disregarded on the assumption that the executive would not exercise such options. For further information regarding the awards as of fiscal year end, see the table entitled “Outstanding Equity Awards at 2006 Fiscal Year-End.”

(3)	Value is based on the assumption that the Board would provide for acceleration of the right to exercise all unvested outstanding option awards.
Katherine M. Hamlin
     Ms. Hamlin’s employment agreement may be terminated by either party upon written notice to the other party, or by mutual agreement of the parties. The Company may also unilaterally terminate the agreement for cause or if Ms. Hamlin is unable to perform her duties due to a disability. The agreement automatically terminates upon death or when Ms. Hamlin reaches normal retirement age.
     The agreement provides that Ms. Hamlin’s entitlement to salary and benefits generally cease as of the date of termination. If Ms. Hamlin is terminated without “cause,” she will continue to receive her base salary for a period of four months following such termination.
     Options granted under our 2005 Stock Option Plan to Ms. Hamlin immediately vest if her employment is terminated in connection with death, disability or normal retirement. In the case of vesting due to death or disability, Ms. Hamlin or her heirs or representatives must exercise the options within the earlier of their original expiration dates and one year from the date her employment terminates. If Ms. Hamlin’s employment terminates due to her retirement, she must exercise the options within the earlier of their original expiration dates and three months from the date her employment terminates. In addition, at the discretion of the Board, Ms. Hamlin will be entitled to immediate vesting of all his outstanding option awards at the time of a change in control or he may receive options of the new entity that have a value proportionate to the value of the options he held in the Company. If Ms. Hamlin’s employment terminates for a reason other than death, disability, retirement or change in control, she will be entitled to exercise only those options that were vested as of the date of termination, and must do so within the earlier of their original expiration dates and three months from the date her employment terminates.
     Ms. Hamlin’s employment agreement also includes non-solicitation and non-disparagement provisions, and non-competition provisions that prevent her from using confidential information gained during her employment with the Company to directly or indirectly assist other organizations in the research, development, production, marketing or sales of competing products, processes, technologies, inventions or services. Ms. Hamlin cannot directly or indirectly render services that would exploit confidential information to enhance the use or marketability of such products or services during her employment and for a period of eighteen months after her resignation or termination for any reason.
     The non-solicitation provision states that during her employment and for a period of eighteen months after her employment with the Company ends, Ms. Hamlin may not solicit the Company’s current, former or potential customers for the purpose of providing products or services similar to those provided by the Company, use contacts she developed during her employment with the Company for the purpose of solicitation, or attempt to interfere with the relationships between the Company and any of its employees or independent contractors. The non-disparagement covenant prohibits Ms. Hamlin from disparaging or defaming the Company or any of its directors, officers, employees, customers or vendors during her employment and at all times thereafter.
     The following table sets forth the potential payments upon termination, retirement, termination without cause, termination for cause, change in control, disability and death if Ms. Hamlin’s employment had terminated on December 31, 2006:

			Involuntary		Termination
			Not For		Due to
Benefits and	Voluntary	Normal	Cause	For Cause	Change in
Payments Upon	Termination	Retirement	Termination	Termination	Control on		Disability	Death on
Separation	on 12/31/06	on 12/31/06	on 12/31/06	on 12/31/06	12/31/06		on 12/31/06	12/31/06
Cash Payment(1)	0	0	$43,333	0	0		0	0
Pro-rated Non-Equity Incentive Award	0	0	0	0	0		0	0
Stock Options	0	$14,169 (2)	0	0	$14,169	(2)(3)	$14,169 (2)	$14,169 (2)
Accrued Vacation	$4,961	$4,961	$4,961	$4,961	$4,961		$4,961	$4,961

(1)	Based on Ms. Hamlin’s annual base salary for fiscal 2006.

(2)	Reflects the excess of the fair market value of the shares underlying unvested options over the exercise price of such options, the vesting of which accelerates in connection with the specified event. Fair market value is based upon a per share price of $2.65, the closing price of the Company’s Common Stock on the first trading day following December 31, 2006. Unvested options with an exercise price in excess of $2.65 per share are disregarded on the assumption that the executive would not exercise such options. For further information regarding the awards as of fiscal year end, see the table entitled “Outstanding Equity Awards at 2006 Fiscal Year-End.”

(3)	Value is based on the assumption that the Board would provide for acceleration of the right to exercise all unvested outstanding option awards.

Equity Compensation Plan Information
     The following table provides information as of December 31, 2006 about the Company’s equity compensation plans:

NUMBER OF
SECURITIES
REMAINING AVAILABLE
	NUMBER OF			FOR FUTURE ISSUANCE
	SECURITIES TO BE			UNDER EQUITY
	ISSUED UPON		WEIGHTED AVERAGE	COMPENSATION PLANS
	EXERCISE OF		EXERCISE PRICE OF	(EXCLUDING
	OUTSTANDING		OUTSTANDING	SECURITIES
	OPTIONS, WARRANTS		OPTIONS, WARRANTS	REFLECTED IN
	AND RIGHTS		AND RIGHTS	COLUMN (a))
	(a)		(b)	(c)
Equity compensation plans approved by security holders	2,250,900		$1.64	1,704,837	(1)
Equity compensation plans not approved by security holders	1,694,431	(2)	$2.38	—

TOTAL	3,945,331		$1.96	1,704,837

(1)	Includes 391,562 shares of Common Stock available for issuance under the Company’s Employee Stock Purchase Plan.

(2)	Represents outstanding warrants to selling agents and investors issued in connection with financing transactions.

APPROVAL OF
AMENDED AND RESTATED
2005 STOCK OPTION PLAN
(Proposal #2)
GENERAL
     The Company has in effect its 2005 Stock Option Plan (the “Stock Option Plan”), which the shareholders approved on June 7, 2005 and amended on May 23, 2006 to increase the number of authorized shares under the Stock Option Plan to 4,000,000. The Board of Directors has recommended amending and restating the Stock Option Plan to (i) permit optionees to pay for shares upon exercise of options with cash, by delivering previously-acquired shares of Common Stock of the Company, or by having shares withheld (e.g., a net share settlement), (ii) limit the authority of a committee appointed by the Board to administer the plan with respect to the Company’s Section 16 officers, (iii) eliminate the ability of optionees to pay any portion of the exercise price of their options by delivery of a promissory note, and (iv) eliminate the ability of optionees to satisfy any withholding tax obligations by withholding shares from the exercise price of their options or surrendering previously-owned shares.
     The affirmative vote of a majority of the shares of the Company’s Common Stock represented and voting on this proposal at the 2007 Annual Meeting of Shareholders is required for approval of the Amended and Restated 2005 Stock Option Plan.
DESCRIPTION OF THE AMENDED AND RESTATED 2005 STOCK OPTION PLAN
     A general description of the basic features of the Amended and Restated Stock Option Plan is presented below, but such description is qualified in its entirety by reference to the full text of the Amended and Restated 2005 Stock Option Plan, a copy of which is attached to this proxy statement as Exhibit E.
     Purpose. The purpose of the Stock Option Plan is to advance the interests of the Company and its shareholders by enabling the Company to attract and retain persons of ability as employees, directors and consultants, by providing an incentive to such individuals through equity participation in the Company.
     Term. Options may be granted under the Stock Option Plan until December 14, 2014, or until such earlier date as the Stock Option Plan is discontinued or terminated by the Board.
     Administration. The Stock Option Plan is administered by the Board or by a committee of the Board. The Stock Option Plan gives broad powers to the Board or committee to administer and interpret the Stock Option Plan, including the authority to select the individuals to be granted options and to prescribe the particular form and conditions of each option granted. However, any committee appointed by the Board shall not have authority over matters relating to the Section 16 officers, other than the authority to make recommendations to the Board.
     Eligibility. All salaried employees of the Company or any subsidiary are eligible to receive incentive stock options pursuant to the Stock Option Plan. All salaried employees, non-employee directors and officers of, and consultants to, the Company or any subsidiary are eligible to receive nonqualified stock options. As of April 2, 2007, the Company had approximately 31 eligible employees (of which eleven are executive officers) and seven eligible directors who are not employees.
     Options. When an option is granted under the Stock Option Plan, the Board (upon recommendation of the committee in the case of Section 16 officers) or the committee (in the case of other optionees), at its discretion, specifies the option price, the type of option (either “incentive” or “nonqualified”) to be granted, and the number of shares of Common Stock which may be purchased upon exercise of the option. Generally, the exercise price of an incentive stock option may not be less than

100% of the fair market value of the Company’s Common Stock. The fair market value of the Company’s Common Stock on April 2, 2007 was $2.79 per share. The term during which the option may be exercised and whether the option will be exercisable immediately, in stages or otherwise, are set by the Board (upon recommendation of the committee in the case of Section 16 officers) or the committee (in the case of other optionees), but the term of an incentive stock option may not exceed ten years from the date of grant. Optionees may pay for shares upon exercise of options (i) in cash, (ii) by delivering previously acquired shares of Common Stock or (iii) by a combination thereof. If the amendment proposed in this proxy statement is approved, optionees may also pay for shares upon exercise of options by having shares of Stock withheld from the number of shares otherwise issuable upon the exercise of the option (e.g., a net share settlement), but they no longer may pay any portion of the exercise price of their options by delivery of a promissory note or request to satisfy any withholding tax obligations by withholding shares from the exercise price of the options or surrendering previously-owned shares. The Board has never previously received or granted any such requests. In the event the optionee elects to pay the purchase price in whole or in part with previously acquired shares of Common Stock or through a net share settlement, the fair market value of the shares delivered or withheld shall equal the total exercise price for the shares being purchased in such manner. Each stock option granted under the Stock Option Plan is nontransferable during the lifetime of the optionee. Each outstanding option under the Stock Option Plan may terminate earlier than its stated expiration date in the event of the optionee’s termination of employment, directorship or other relationship with the Company.
     Amendment. The Board of Directors may from time to time suspend or discontinue the Stock Option Plan or revise or amend it in any respect; provided, that the Stock Option Plan may not, without the approval of the shareholders, be amended in any manner that will (a) materially increase the number of shares subject to the Stock Option Plan except as provided in the case of stock splits, consolidations, stock dividends or similar events; (b) materially modify the requirements for eligibility for participation in the Stock Option Plan; (c) materially increase the benefits accruing to optionees under the Stock Option Plan; or (d) cause incentive stock options to fail to meet the requirements of the Internal Revenue Code.
     Federal Income Tax Consequences of the Stock Option Plan. Under present law, an optionee will not realize any taxable income on the date a nonqualified option is granted pursuant to the Stock Option Plan. Upon exercise of the option, however, the optionee must recognize, in the year of exercise, ordinary income equal to the difference between the option price and the fair market value of the Company’s Common Stock on the date of exercise. Upon the sale of the shares, any resulting gain or loss will be treated as capital gain or loss. The Company will receive an income tax deduction in its fiscal year in which options are exercised, equal to the amount of ordinary income recognized by those optionees exercising options, and must withhold income and other employment-related taxes on such ordinary income.
     Incentive stock options granted under the Stock Option Plan are intended to qualify for favorable tax treatment under Code Section 422. Under Section 422, an optionee recognizes no taxable income when the option is granted. Further, the optionee generally will not recognize any taxable income when the option is exercised if he or she has at all times from the date of the option’s grant until three months before the date of exercise been an employee of the Company. The Company ordinarily is not entitled to any income tax deductions upon the grant or exercise of an incentive stock option. Certain other favorable tax consequences may be available to the optionee if he or she does not dispose of the shares acquired upon the exercise of an incentive stock option for a period of two years from the granting of the option and one year from the receipt of the shares.

     Stock Option Plan Benefits. The table below shows the total number of stock options that previously have been granted to the following individuals and groups under the 2005 Stock Option Plan as of April 2, 2007:

Total Number of
Name and Position / Group	Options Received (1)
Gregg O. Lehman, Ph.D., President and Chief Executive Officer(2)	265,000
Jerry V. Noyce, Vice Chairman(2)	484,000
Wesley W. Winnekins, Chief Financial Officer	238,500
Jeanne C. Crawford, Vice President — Human Resources	175,000
Brian Gagne, National Vice President — Health Management	90,000
Katherine M. Hamlin, National Vice President — Health Management	90,000
Current Executive Officers as a Group (11 persons)	1,655,000
Current Directors who are not Executive Officers as a Group (7 persons)	537,500
Mark W. Sheffert (Chairman of the Board and Director Nominee)	81,000
K. James Ehlen, M.D. (Director Nominee)	73,500
Robert J. Marzec (Director Nominee)	45,000
John C. Penn (Director Nominee)	81,000
Linda Hall Whitman, Ph.D. (Director Nominee)	81,000
Rodney A. Young (Director Nominee)	81,000
Current Employees who are not Executive Officers as a Group (19 persons)	223,900

(1)	This table reflects the total number of options granted under the Stock Option Plan as of April 2, 2007 to the individuals and groups listed herein. Because future grants of stock options to the named executive officers under the Stock Option Plan are subject to the discretion of the Board of Directors, the future benefits that may be received by these individuals and groups under the Stock Option Plan cannot be determined at this time.

(2)	Mr. Lehman was appointed President and Chief Executive Officer effective January 1, 2007. Mr. Noyce served as President and Chief Executive Officer until December 31, 2006, and was appointed as Vice Chairman effective January 1, 2007.
VOTE REQUIRED
     The Board of Directors recommends that the shareholders vote “FOR” the Amended and Restated 2005 Stock Option Plan. Under applicable Minnesota law, approval of the Amended and Restated 2005 Stock Option Plan requires the affirmative vote of the holders of a majority of the voting power of the shares represented in person or by proxy at the meeting with authority to vote on such matter, provided that such majority must be greater than 25% of the Company’s outstanding shares.

APPROVAL OF
2007 EQUITY INCENTIVE PLAN
(Proposal #3)
     On March 27, 2007, the Board of Directors approved the Health Fitness Corporation 2007 Equity Incentive Plan (the “Plan”), subject to approval by the Company’s shareholders, which permits restricted stock awards. In particular, the Board believes that granting performance-based restricted stock awards to employees, officers and directors is an effective means to promote the future growth and development of the Company. Such awards, among other things, increase these individuals’ proprietary interest in the Company’s success and enable the Company to attract and retain qualified personnel. The Board therefore recommends that all shareholders vote in favor of the Plan.
     The affirmative vote of a majority of the shares of the Company’s Common Stock represented and voting on this proposal at the 2007 Annual Meeting of Shareholders is required for approval of the Plan.
Description of 2007 Equity Incentive Plan
     A general description of the material features of the Plan follows, but this description is qualified in its entirety by reference to the full text of the Plan, a copy of which is attached to this proxy statement as Exhibit F.
     General. Under the Plan, the Board or a committee appointed by the Board may award restricted stock awards (referred to as an “Award” or “Awards”) to those officers, directors and employees (the “Participants”) of the Company (including its subsidiaries and affiliates) whose performance, in the judgment of the Board or committee (as discussed below), can have a significant effect on the success of the Company.
     As of March 27, 2007, the Board has determined that only the Company’s Section 16 officers are eligible Participants, but the Board or committee may designate additional Participants. Accordingly, as of April 2, 2007, the Company had eleven eligible Participants in the 2007 Equity Incentive Plan. A new plan benefits table is not provided because no grants under the 2007 Equity Incentive Plan will be effective until after the Company’s shareholders approve the 2007 Equity Incentive Plan, and all Awards are discretionary. In addition, Participants will have the option to receive non-equity incentive compensation in the form of cash bonuses in lieu of restricted stock awards under the Plan.
     Shares Available. The total number of shares of the Company’s Common Stock available for grants of Awards to Participants directly or indirectly under the Plan shall be Nine Hundred Thousand (900,000) shares of Common Stock. If any Awards granted under the Plan expire or terminate prior to exercise or otherwise lapse, or if any Awards are settled in cash, the shares subject to such portion of the Award are available for subsequent grants of Awards. Further, shares of stock used to satisfy any tax withholding obligation attributable to any Award, whether withheld by the Company or tendered by the Participant, will continue to be reserved and available for Awards granted under the Plan.
     The total number of shares that may be issued pursuant to outstanding Awards are subject to adjustment by the Board of Directors upon the occurrence of stock dividends, stock splits or other recapitalizations, or because of mergers, consolidations, reorganizations or similar transactions in which the Company receives no consideration. The Board may also provide for the protection of Participants in the event of a merger, liquidation, reorganization, divestiture (including a spin-off) or similar transaction.
     Administration and Types of Awards. The Plan may be administered by the Board or a committee appointed by the Board. Any committee appointed by the Board to administer the Plan shall consist of at least two “non-employee” directors (as defined in Rule 16b-3, or any successor provision, of the General Rules and Regulations under the Securities Exchange Act of 1934) and, to the extent necessary for compliance with Code Section 162(m), each such director shall also be an “outside director” (within the meaning of Code Section 162(m) and the regulations issued thereunder). However, any committee appointed by the Board shall not have any authority over matters relating to Section 16 officers, other than the authority to make recommendations to the Board.
     The Board (upon recommendation of the committee in the case of Section 16 officers) or the committee (in the case of other optionees) has broad powers to administer and interpret the Plan, including the authority: (i) to establish rules for the administration of the Plan; (ii) to select the Participants in the Plan; (iii) to determine the number of shares covered by Awards; and (iv) to set the terms and conditions of Awards. All determinations and interpretations of the Board (upon recommendation of the committee in the case of Section 16 officers) or the committee (in the case of other optionees) are binding on all interested parties.
     Restricted Stock Awards. The Board (upon recommendation of the committee in the case of Section 16 officers) or the committee (in the case of other optionees) is authorized to grant awards of restricted stock. Each restricted stock award granted under the Plan shall be for a number of shares as determined by the Board (upon recommendation of the committee in the case of Section 16 officers) or the committee (in the case of other optionees). The Board (upon recommendation of the committee in the case of Section 16 officers) or the committee (in the case of other optionees), in its discretion, may also establish continued employment, achievement of performance criteria, vesting or other conditions that must be satisfied for the restrictions on the transferability of the shares and the risks of forfeiture to lapse. In no event shall a Participant be granted restricted stock awards during any fiscal year of the Company covering in the aggregate more than One Hundred Twenty-Five Thousand (125,000) shares of Stock, subject to adjustment as described above.
     Amendment. The Board of Directors may terminate or amend the Plan, except that the terms of Award agreements then outstanding may not be adversely affected without the consent of the Participant. The Board of Directors may not amend the Plan to materially increase the total number of shares of Common Stock available for issuance under the Plan, materially increase the benefits accruing to any individual or materially modify the requirements for eligibility to participate in the Plan without the approval of the Company’s shareholders if such approval is required to comply with the Code or other applicable laws or regulations.
Federal Income Tax Matters
     Restricted Stock Awards. Generally, no income is taxable to the Participant in the year a restricted stock award is granted. Instead, the Participant will recognize compensation taxable as ordinary income equal to the fair market value of the shares in the year in which the transfer restrictions lapse. Alternatively, if the Participant makes a “Section 83(b)” election, the Participant will, in the year that the restricted stock award is granted, recognize compensation taxable as ordinary income equal to the fair market value of the shares on the date the restricted stock award is granted. Unless limited by Code Section 162(m), the Company normally will receive a deduction equal to the amount of compensation the Participant is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.
VOTE REQUIRED
     The Board of Directors recommends that the shareholders vote “FOR” the Health Fitness Corporation 2007 Equity Incentive Plan. Under applicable Minnesota law, approval of the Plan requires the affirmative vote of the holders of the greater of a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matter, provided that such majority must be greater than 25% of the Company’s outstanding shares.

RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(Proposal #4)
     Grant Thornton LLP acted as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2006 and has been selected by the Audit Committee to act as the Company’s auditors for fiscal 2007. Although it is not required to do so, the Board wishes to submit the selection of Grant Thornton LLP to the shareholders for ratification, based upon the recommendation of the Audit Committee. The Company’s selection of Grant Thornton LLP will be deemed ratified by the shareholders if holders of a majority of the voting power of the shares represented in person or by proxy at the meeting with authority to vote on such matter, provided that such majority must be greater than 25% of the Company’s outstanding shares. The Audit Committee retains discretion at all times to select the Company’s independent registered public accounting firm, notwithstanding ratification by the Company’s shareholders. In the event the shareholders do not approve such selection, the Audit Committee will reconsider its selection. A representative of Grant Thornton LLP is expected to be present at the Annual Meeting of Shareholders. Such representative will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.
     The ratification of Grant Thornton LLP as the independent registered public accounting firm for the Company requires the affirmative vote of a majority of the shares represented in person or by proxy at the Annual Meeting, provided that such majority must be greater than 25% of the Company’s outstanding shares.
Audit Fees
     The following fees were billed by Grant Thornton LLP in fiscal years 2005 and 2006:

	FY 2005	FY 2006
Audit Fees	$84,837	$110,116
Audit-Related Fees	8,840	10,091
Tax Fees	82,607	54,805
All Other Fees	569	107,326

	$176,853	$282,338
     Audit fees are for professional services rendered and expenses incurred for the audit of the Company’s annual financial statements and review of financial statements included in our Forms 10-K and 10-Q or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.
     Audit-related fees are primarily for services rendered and expenses incurred for the audit of the Company’s 401(k) Employee Benefit Plan.
     Tax fees include fees for services provided and expenses incurred in connection with the preparation of federal and state tax returns, tax advice and tax planning.
     All other fees include fees for services provided and expenses incurred for non-audit related accounting services. The other fees paid in 2006 relate primarily to consultative services on the amendment in 2006 of documents relating to the Company’s PIPE financing transaction, which closed in November 2005, and the Company’s acquisition of HealthCalc.Net, Inc., which closed on December 23, 2005.
     Pursuant to its written charter, the Audit Committee is required to pre-approve the audit and non-audit services performed by the Company’s independent auditors in order to assure that the provision of such services does not impair the auditor’s independence. Unless a particular service has received general pre-approval by the Audit Committee, each service provided must be specifically pre-approved. In addition, any proposed services exceeding pre-approved costs levels will require specific pre-approval by the Audit Committee. As such, the Audit Committee adopted a policy in February 2003, which policy is in the current Audit Committee charter, that states the Audit Committee is required to approve all audit and non-audit accounting-related services. The Audit Committee has pre-approved services to be requested from time to time by the Company’s Chief Executive Officer and Chief Financial Officer only on accounting matters that do not exceed $5,000 on any one occasion or $25,000 per year; provided, that the Company’s Chief Financial Officer must report to the Audit Committee on the provision of such services at the Audit Committee meeting held immediately thereafter. The Audit Committee pre-approved all of the non-audit services described above for which Grant Thornton LLP billed the Company fees in excess of the relevant thresholds.
     The Company’s Audit Committee has considered whether provision of the above non-audit services is compatible with maintaining Grant Thornton LLP’s independence and has determined that such services have not adversely affected Grant Thornton LLP’s independence.
VOTE REQUIRED
     The Board recommends that you vote “FOR” the ratification of Grant Thornton LLP as the independent registered public accounting firm for the Company. Ratification of Grant Thornton LLP requires the affirmative vote of a majority of the shares represented in person or by proxy at the Annual Meeting, provided that such majority must be greater than 25% of the Company’s outstanding shares.
AUDIT COMMITTEE REPORT
     In accordance with its written charter adopted by the Board of Directors, as amended (set forth in Exhibit A to this proxy statement), the Audit Committee assists the Board of Directors with fulfilling its oversight responsibility regarding the quality and integrity of the accounting, auditing and financial reporting practices of the Company. In discharging its oversight responsibilities regarding the audit process, the Audit Committee:
(1)	reviewed and discussed the audited financial statements with management and the independent auditors;

(2)	discussed with the independent auditors the material required to be discussed by Statement on Auditing Standards No. 61, as amended, with and without management present; and

(3)	reviewed the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, and discussed with the independent auditors any relationships that may impact their objectivity and independence.
     Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006, as filed with the Securities and Exchange Commission.
Members of the Audit Committee:
Robert J. Marzec (Chair)
James A. Bernards
Mark W. Sheffert

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
     Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors, and persons who own more than ten percent of the Company’s Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders (“Insiders”) are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.
     To the Company’s knowledge, based on a review of the copies of such reports furnished to the Company during the fiscal year ended December 31, 2006, all Section 16(a) filing requirements applicable to Insiders were complied with, except for the following: Jerry V. Noyce filed one late report regarding a gifting transaction, which was reported to the SEC on a Form 5 filed on November 29, 2006; James A. Bernards filed one late report regarding a distribution from an indirect to a direct holding, which was reported to the SEC on a Form 5 filed February 14, 2007; and Mark W. Sheffert filed two late reports regarding a warrant exercise, acquisition of warrant shares and a gifting transaction, all of which were reported to the SEC on a Form 5 filed on February 14, 2007. In addition, Peter A. Egan and John F. Ellis did not timely report themselves as new filers on Form 3. Both Forms were filed on May 30, 2006.
OTHER BUSINESS
     Management knows of no other matters to be presented at the meeting. If any other matter properly comes before the meeting, the appointees named in the proxies will vote the proxies in accordance with their best judgment.
SHAREHOLDER PROPOSALS
     Any appropriate proposal submitted by a shareholder of the Company and intended to be presented at the 2008 Annual Meeting must be received by the Company no later than December 18, 2007 to be includable in the Company’s proxy statement and related proxy for the 2008 Annual Meeting.
     Also, if a shareholder proposal intended to be presented at the 2008 Annual Meeting but not included in the Company’s proxy statement and proxy is received by the Company after March 3, 2008, then the persons named in the Company’s proxy form for the 2008 Annual Meeting will have discretionary authority to vote the shares represented by such proxies on the shareholder proposal, if presented at the meeting, without including information about the proposal in the Company’s materials.

FORM 10-K
     A COPY OF THE COMPANY’S FORM 10-K ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 2006 (WITHOUT EXHIBITS), ACCOMPANIES THIS NOTICE OF MEETING AND PROXY STATEMENT. NO PART OF THE ANNUAL REPORT IS INCORPORATED HEREIN AND NO PART THEREOF IS TO BE CONSIDERED PROXY SOLICITING MATERIAL. THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS BEING SOLICITED, UPON WRITTEN REQUEST OF ANY SUCH PERSON, ANY EXHIBIT DESCRIBED IN THE LIST ACCOMPANYING THE FORM 10-K, UPON THE PAYMENT, IN ADVANCE, OF REASONABLE FEES RELATED TO THE COMPANY’S FURNISHING SUCH EXHIBIT(S). REQUESTS FOR COPIES OF SUCH EXHIBIT(S) SHOULD BE DIRECTED TO WESLEY W. WINNEKINS, CHIEF FINANCIAL OFFICER, AT THE COMPANY’S PRINCIPAL ADDRESS.
Dated: April 16, 2007
Bloomington, Minnesota

Exhibit A
Health Fitness Corporation
AUDIT COMMITTEE CHARTER
As Amended and Approved March 27, 2007
PURPOSE
The Board of Directors (the “Board”) of Health Fitness Corporation (the “Company”) has adopted this charter to govern the operation of the Audit Committee (the “Committee”). The Committee shall have oversight over the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company. The Committee shall monitor (i) the integrity of the financial statements of the Company; (ii) the independent auditors’ qualifications and independence; (iii) the performance of the independent auditors; and (iv) the Company’s internal controls and disclosure procedures.
It is the responsibility of the Committee to develop and maintain free and open communication between the directors, the independent auditors, and the financial management of the Company and to ensure that the independent auditors are accountable to both the Committee and the Board.
ORGANIZATION
The Committee shall be comprised of three or more directors, as determined and elected by the Board. The Board may replace a Committee member at any time. Each Committee member shall be an “independent director,” as such term is defined in the NASDAQ rules, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. In addition, each member of the Committee must satisfy the requirements for independence set forth in the rules and regulations of the Securities and Exchange Commission (the “SEC”), including those issued pursuant to Rule 10A-3 of the Securities Exchange Act of 1934, as amended. All Committee members must be able to read and understand financial statements, including a balance sheet, income statement and cash flow statement, at the time of their appointment to the Committee. No Committee member shall have participated in the preparation of the Company’s financial statements at any time during the prior three years. At least one member of the Committee shall be a “financial expert,” as such term is defined under the rules and regulations of the SEC.
COMMITTEE RESOURCES
In discharging its duties, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company. The Committee may retain independent consultants, counsel, and other advisors it considers necessary to fulfill its responsibilities. The selection, retention, and termination of such personnel shall be at the sole discretion of the Committee. The Company shall provide appropriate funds in order to pay the fees of (i) any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or preparing other audit, review or attest services for the Company, (ii) any consultants, counsel or other advisors hired by the Committee, and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.
COMMITTEE OPERATION
The Committee shall meet at least on a quarterly basis (four times) per year. The Committee may meet in person or by means of telephone conference call, and may also act by means of unanimous written consent. A majority of the Committee members shall constitute a quorum. Actions at meetings may be approved by a majority of Committee members present, so long as there is a quorum.
LIMITATION OF AUDIT COMMITTEE’S ROLE
While the Committee has the responsibilities and powers set forth in this charter, it is not the duty of the Committee to plan or conduct audits, or to determine that the audited financial statements are complete, accurate and in accordance with generally accepted accounting principles. Such responsibilities, and the fundamental responsibility for the Company’s financial statements and internal accounting controls, rests with management and the independent auditors.
RESPONSIBILITIES AND AUTHORITY
The Committee shall have the following responsibilities and authority:
Oversight of Independent Auditors
•	Appointment and Oversight. The Committee shall have the sole authority to appoint, dismiss, determine compensation for, retain, and oversee the independent auditors. The Committee shall be directly responsible for oversight of the work of the independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company. The independent auditors shall report directly to the Committee, and the Committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the Committee. The Committee shall review and pre-approve all audit services and non-audit services to be performed by the independent auditors.
•	Audit Scope and Procedures. The Committee shall discuss with the independent auditors the overall scope and plans for their respective audits.
•	Review of Annual Audit. The Committee shall, in consultation with the independent auditors and management, review the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under Statement of Auditing Standards 61.
•	Accounting Policies and Practices. The Committee shall discuss with the independent auditors critical accounting policies and procedures used by the Company, as well as any material alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative treatments, and the treatment preferred by the independent auditors.
•	Evaluation of Auditors. The Committee shall, no less than annually, evaluate the independent auditors. The review should at a minimum consider the independent auditors’ qualifications, fees, performance, and independence. The Committee shall review the rotation of the independent auditors’ partners in accordance with applicable regulations, and review the performance and qualifications of the independent auditors and discharge the independent auditors when circumstances warrant. The Committee shall oversee practices regarding hiring former employees of the independent auditors.
•	Annual Report from Independent Auditors. The Committee shall receive and review, at least annually, a report from the independent auditors discussing (i) all relationships between the independent auditors and the Company consistent with Independence Standards Board Standard Number 1; (ii) the audit firm’s internal quality-control procedures; and (iii) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or any inquiry or investigation by governmental or professional authorities within the preceding five years with respect to independent audits carried out by the firm, and any steps taken to deal with any such issues. The Committee shall actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor. If necessary, the Committee shall take, or recommend that the Board take, appropriate action with respect to the independence of the auditors or other information disclosed in the auditors’ annual report.
•	Non-Audit Services. Neither the Committee nor the Board shall approve, and the independent auditors shall not provide to the Company, the following non-audit services, or any other non-audit services prohibited by SEC rules and regulations, if such services are to be provided contemporaneously with an audit of the Company: bookkeeping services; financial information systems design and implementation services; appraisal or valuation services; fairness opinions; contribution-in-kind reports; actuarial services; internal audit outsourcing services; management functions or human resources; broker/dealer, investment adviser or investment banking services; legal services; and expert services unrelated to the audit.
Internal Controls
•	Adequacy of Internal Controls and Financial Staff. The Committee shall, at least annually, review and discuss with management and the independent auditors the adequacy and effectiveness of the Company’s internal accounting and financial controls, and elicit any recommendations for the improvement of the internal control procedures or particular areas where new or more detailed controls or procedures are desirable. The Committee shall consider the adequacy of the financial and accounting staff of the Company.
•	Complaints. The Committee shall establish and maintain procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls and auditing matters. These procedures shall allow employees to submit concerns regarding questionable accounting and auditing matters on a confidential, anonymous basis.
Financial Statement and Disclosure Matters
•	Review of Annual Report. The Committee shall review with management and the independent auditors the Company’s Annual Report on Form 10-K, and in particular the financial statements to be included therein and the disclosures made in the management’s discussion and analysis section. Based on these reviews, the Committee shall annually report to the Board whether the Committee recommends inclusion of the financial statements in the Company’s Annual Report and Form 10-K.
•	Review of Interim Reports. The Committee shall review with management and the independent auditors each Form 10-Q, and in particular the financial statements to be included therein and the disclosures made in the management’s discussion and analysis section.
•	Financial Information Disclosure. The Committee shall review with management and the independent auditors earnings press releases. The Committee shall also review the types of information and earnings guidance given to analysts and rating agencies.
•	Proxy Report. The Committee shall review the Company’s annual proxy statement and prepare the Report of the Audit Committee that SEC rules require be included in the proxy statement.
•	Other Reports. The Committee shall review other relevant reports or financial information submitted by the Company to any governmental body or the public, including management certifications as required by the Sarbanes-Oxley Act and any certification, report, opinion or review rendered by the independent auditors.

•	Review of New Requirements. The Committee shall discuss with management and the independent auditors any new accounting and financial requirements, as well as other current developments in accounting principles, auditing standards, independence standards or reporting practices.
•	Review of Significant Reporting Issues. The Committee shall discuss with management and the independent auditors, both separately and together, significant financial reporting issues arising in connection with the preparation of the Company’s financial statements, including (i) any significant changes in the Company’s accounting policies or procedures; (ii) any judgments made that significantly affected the financial results; (iii) the nature of any unusual or significant commitments or contingent liabilities, including the assumptions underlying such liabilities; and (iv) any major issues as to the adequacy of the Company’s internal controls.
Meetings with Independent Auditors, Management and Legal Counsel
•	The Committee shall meet with the independent auditors out of the presence of management or others at least annually. Additionally, the Committee shall meet separately with management out of the presence of the independent auditors at least annually.
•	The Committee shall meet with the Company’s outside legal counsel out of the presence of management, the independent auditors or others at least annually.
Committee Approval of Certain Transactions
•	Related-Party Transactions. The Committee shall review and recommend to the Board the approval or disapproval of any related-party transactions to which the Company is a party and confirm whether appropriate disclosures have been made. The term “related party transaction” shall refer to transactions required to be disclosed by SEC Regulation S-K, Item 404.
Evaluation and Reporting Requirements
•	Performance Evaluation. The Committee shall conduct an evaluation of its performance at least annually. The evaluation shall address subjects including the Committee’s composition, independence, responsibilities, structures, processes and effectiveness. The Committee shall, as appropriate, make recommendations to the Nominating/Governance Committee or the Board as a result of its performance evaluation.
•	Reporting to Board. The Committee shall report regularly to the Board regarding the execution of its duties and responsibilities, and shall review with the Board any material matters discussed or acted upon by the Committee during the next regular meeting of the Board.
•	Review of Charter. The Committee shall annually review and reassess the adequacy of this charter and obtain the approval of the Board for any proposed changes to the charter.
Delegation
     To the extent permissible under applicable laws and regulations, the Committee may delegate any of its responsibilities to one or more members of the Committee or a subcommittee comprised of one or more members of the Committee; provided, that any such members or subcommittee to which any responsibilities are delegated shall not have decision-making authority, shall report regularly to the Committee regarding the matters delegated, and shall review with the Committee any material matters discussed or recommended by such members or subcommittee.

Exhibit B
CHARTER FOR THE COMPENSATION/HUMAN CAPITAL COMMITTEE
OF THE BOARD OF DIRECTORS
OF
HEALTH FITNESS CORPORATION
As Amended and Approved March 27, 2007
I. MEMBERSHIP/MEETINGS:
     This Committee shall be comprised of three or more directors as appointed by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee; provided, however, that if the Committee is comprised of at least three independent members, one director who is not independent and is not a current officer may also be appointed to the Committee if the Board determines that such individual’s membership on the Committee is in the best interests of the Company. Committee members may be removed or replaced by the Board with or without cause. Committee membership is reviewed by the full Board every year and the Chair position every three years. The Committee meets at least twice a year (early November and early to mid February). A majority of the members of this Committee shall constitute a quorum for the transaction of business. Committee responsibilities are reviewed and reassessed annually with changes approved by the full Board of Directors.
II. COMMITTEE RESPONSIBILITIES AS TO COMPENSATION MATTERS:
     The responsibilities of the Committee are summarized, but not limited to, the following:
     Compensation Plans and Salaries for Executives
•	Review the Company’s procedures, processes and policies used to compensate executive officers. Review the performance evaluation procedures applicable to these executives, particularly the Vice Chairman and CEO.

•	Recommend to the full Board compensation plans for the executive officers designated by the Board as Section 16 officers under the Securities Exchange Act of 1934, as amended (the “Section 16 Officers”). Approve compensation plans for the other executive officers and promptly report to the Board regarding such approved plans.

•	Annually recommend to the full Board the performance reviews and salaries of the Section 16 Officers. Annually approve the performance reviews and salaries of the other executive officers and promptly report to the Board regarding such salaries.

•	Review and discuss with management the Compensation Discussion and Analysis (CD&A) required by the SEC. Based on such review and discussion, the Committee shall determine whether to recommend to the full Board that the CD&A be included in the annual report or proxy. The Committee shall provide, over the names of the members of the Committee, the required compensation committee report for the annual report or proxy.
     Executive Bonus Plans
•	Recommend to the full Board management bonus plans (MBP) and cash incentive plans (CIP), including payout potential and performance objectives for the Section 16 Officers.

Approve MBP and CIP payout potential and performance objectives for the other executive officers and promptly report to the Board regarding such matters.

•	Administrator each of the MBP and CIP; provided that all matters relating to Section 16 Officers under such plans, including the grant of awards and setting of performance objectives, must be recommended to the Board for approval.
     Stock Based Incentive Plans
•	Recommend stock option, employee stock purchase, restricted stock and other equity incentive plans (“Stock Based Incentive Plans”) to the full Board for submittal to shareholders.

•	Recommend to the full Board stock option and other equity awards to, and performance objectives for, the Section 16 Officers under the Stock Based Incentive Plans. Grant stock option and other equity awards to, and set performance objectives for, the other executive officers and management/key associates under the Stock Based Incentive Plans and promptly report to the Board regarding such grants. The Committee has the option to name a future grant date, in which case the price of the option will be fair market value as of that grant date.

•	Administer each of the Stock Based Incentive Plans; provided that all matters relating to Section 16 Officers under such plans, including the grant of awards and setting of performance objectives, must be recommended to the Board for approval.
     Management Participation
•	Review and consider the recommendations of the Chief Executive Officer and Vice President — Human Resources regarding salaries, bonuses, performance objectives, stock based incentive awards and other compensation for the executive officers.
     Retirement & Benefits
•	Review and recommend to the full Board changes to the matching contribution for the company’s 401(k) Savings Plan.

•	Review and recommend to the full Board the annual discretionary profit sharing contribution, if any, for the company’s 401(k) Savings Plan.

•	Annually review investment options and performance of the 401(k) Savings Plan, the investment manager’s performance and the audit of the Plan and reports results to the full Board.

•	Review annually (prior to open enrollment for the following year) recommended changes to Associate Benefit Package.
III. COMMITTEE RESPONSIBILITIES AS TO HUMAN CAPITAL MATTERS:
     Executive Development
•	Work with CEO and senior management to evaluate and appropriately assure organizational alignment.

•	Work with CEO and senior management to assure that there is appropriate Committee or Board approval to develop, recruit, and properly compensate appropriate executive talent.
     Executive Succession
•	Assist and advise management to develop appropriate succession plans for the executive officers. (The Vice Chairman’s and CEO’s succession plan must be approved by the full Board.)
     Authority
     The Committee shall have the authority, as and when it shall determine to be necessary or appropriate to the functions of the Committee:
•	At the expense of the Company and not at the expense of the members thereof, to retain counsel (which may be, but need not be, the regular corporate counsel to the Company), employ one or more recruiting firms to assist in the identification and recruitment of officer candidates and other advisors to assist it in connection with its functions.

•	To request from the Chief Executive Officer, the Chief Financial Officer, and such other members of the Company’s management as the Committee shall deem appropriate, advice and information, orally or in writing, concerning the Company’s business operations and financial condition relevant to the functions of the Committee.
     Delegation
     To the extent permissible under applicable laws and regulations, the Committee may delegate any of its responsibilities to one or more members of the Committee or a subcommittee comprised of one or more members of the Committee; provided that any such members or subcommittee to which any responsibilities are delegated shall not have decision-making authority, shall report regularly to the Committee regarding the matters delegated, and shall review with the Committee any material matters discussed or recommendations made by such members or subcommittee.

Exhibit C
HEALTH FITNESS CORPORATION
FINANCE COMMITTEE CHARTER
As Amended and Approved March 27, 2007
MEMBERSHIP/MEETINGS
This Committee shall be comprised of three or more directors as determined by the Board, one of whom shall be designated as Chairman by the Board. A majority of the members shall be independent directors and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. The Committee meets at least four times per year. Committee membership and responsibilities are reviewed and reassessed annually with changes approved by the Board.
COMMITTEE RESPONSIBILITIES AND AUTHORITY
The Committee is charged to:
•	Explore opportunities for strategic acquisitions by the Company.

•	Explore opportunities for other extraordinary transactions involving the Company.

•	Explore appropriate methods for financing such acquisitions and extraordinary transactions.

•	Report periodically to the full Board of Directors at its own initiative or as requested by the Chairman of the Board.
The Committee shall have the authority to incur reasonable expenses in carrying out its responsibilities. The Committee shall not have the authority to approve specific acquisitions, financings or other extraordinary transactions unless otherwise given such authority by the Board.
DELEGATION
To the extent permissible under applicable laws and regulations, the Committee may delegate any of its responsibilities to one or more members of the Committee or a subcommittee comprised of one or more members of the Committee; provided, that any such members or subcommittee to which any responsibilities are delegated shall not have decision-making authority, shall report regularly to the Committee regarding the matters delegated, and shall review with the Committee any material matters discussed or recommended by such members or subcommittee.

C-1

Exhibit D
CHARTER FOR THE NOMINATING/GOVERNANCE COMMITTEE OF
THE BOARD OF DIRECTORS OF
HEALTH FITNESS CORPORATION
As Amended and Approved March 27, 2007
I. PURPOSE:
     The Nominating/Governance Committee (the “Committee”) shall be responsible for matters relating to the governance of Health Fitness Corporation (the “Company”), including the review and recommendation of candidates for the Company’s Board of Directors.
II. MEMBERSHIP/MEETINGS:
     This Committee shall be comprised of three or more directors as appointed by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. Committee members may be removed or replaced by the Board with or without cause. Committee membership is reviewed by the full Board every year and a new Chairperson appointed by the full Board at least every three years. The Committee meets at least twice a year (first quarter and fourth quarter). A majority of the members of this Committee shall constitute a quorum for the transaction of business. Committee responsibilities are reviewed and reassessed annually with changes approved by the full Board of Directors.
III. RESPONSIBILITIES:
•	Developing, reviewing and revising as appropriate, for adoption by the Board, principles of corporate governance by which the Company and the Board shall be governed.

•	Developing, reviewing and revising as appropriate, for adoption by the Board, the Ethics and Code of Conduct policy by which the Company and its directors, officers, employees and agents will be governed; provided, that the Audit Committee exercises these tasks with regard to the Code as it relates to the Company’s financial reporting process and internal control system.

•	Developing and recommending to the Board policies and processes designed to provide for effective and efficient governance, including but not limited to: policies for evaluation of the Board and the chairperson, shareholder director communications, and director attendance at annual meetings; election and reelection of Board members; and succession planning for the Board chairperson and other Board leaders.

•	Annually reviewing the composition of the Board focusing on the governance and business needs and requirements of the Company, and reporting to the Board regarding suggested changes in Board composition that will guide the Committee in the selection, recruitment and recommendation of directors.

•	Recommending to the Board member selection criteria and minimum qualifications for directors.

•	Meeting as necessary to consider the nomination and screening of Board member candidates, evaluate the performance of the Board and its members, as well as termination of membership of Board members in accordance with applicable corporate policy, for cause or other appropriate reasons, and making appropriate recommendations to the Board with respect to such matters.

•	Reviewing the Company’s procedures, processes and policies used to compensate Directors.

•	Reviewing & recommending the Board of Directors Compensation Plan.

•	Overseeing organization, membership and evaluation of Board committees and committee members, and making appropriate recommendations to the Board with respect to such matters.

•	Reviewing and making recommendations to the Board regarding shareholder proposals that related to corporate governance.

•	Evaluating the performance of Board members eligible for reelection; addressing performance issues as needed; and recommending the reelection of Board members who are performing effectively and continue to provide a competency needed on the Board.

•	Reviewing director nominees proposed by shareholders and recommending to the Board the director nominees for the annual meeting of shareholders.

•	Evaluating and recommending to the Board which directors are considered “independent directors” in a manner consistent with applicable listing standards and corporate governance best practices.

•	Reviewing annually the adequacy of this charter, and submitting any recommended changes to the Board for approval.
IV. AUTHORITY:
     The Nominating/Governance Committee shall have the authority, as and when it shall determine to be necessary or appropriate to the functions of the Nominating/Governance Committee,
     (i) at the expense of the Company and not at the expense of the members thereof, to retain counsel (which may be, but need not be, the regular corporate counsel to the Company), employ one or more recruiting firms to assist in the identification and recruitment of director candidates and other advisors to assist it in connection with its functions; and
     (ii) to request from the Chief Executive Officer, the Chief Financial Officer, and such other members of the Company’s management as the Committee shall deem appropriate, advice and information, orally or in writing, concerning the Company’s business operations and financial condition relevant to the functions of the Committee.
     In addition, to the extent permissible under applicable laws and regulations, the Committee may delegate any of its responsibilities to one or more members of the Committee or a subcommittee comprised of one or more members of the Committee; provided, that any such members or subcommittee to which any responsibilities are delegated shall not have decision-making authority, shall report regularly to the Committee regarding the matters delegated, and shall review with the Committee any material matters discussed or recommended by such members or subcommittee.
V. MEETINGS/MINUTES:
     The Nominating/Governance Committee will maintain written minutes of its meetings. Such minutes shall be made available to the members of the Board of Directors, and filed with the minutes of the meetings of the Board of Directors.

VI. COOPERATION OF MANAGEMENT:
     All members of management of the Company are requested to cooperate with the Nominating/Governance Committee, and to render assistance to it as it shall request in carrying out its functions.

Exhibit E
HEALTH FITNESS CORPORATION
AMENDED AND RESTATED
2005 STOCK OPTION PLAN
ARTICLE 1. ESTABLISHMENT AND PURPOSE
     1.1 Establishment. Health Fitness Corporation (the “Company”) hereby establishes a plan providing for the grant of stock options to certain eligible employees, directors and consultants of the Company and its subsidiaries. This plan shall be known as the 2005 Stock Option Plan (the “Plan”).
     1.2 Purpose. The purpose of the Plan is to advance the interests of the Company and its shareholders by enabling the Company to attract and retain persons of ability as employees, directors and consultants, by providing an incentive to such individuals through equity participation in the Company and by rewarding such individuals who contribute to the achievement by the Company of its long-term economic objectives.
ARTICLE 2. DEFINITIONS
     The following terms shall have the meanings set forth below, unless the context clearly otherwise requires:
     2.1 “Board” means the Board of Directors of the Company.
     2.2 “Change in Control” means an event described in Article 11 below.
     2.3 “Code” means the Internal Revenue Code of 1986, as amended.
     2.4 “Committee” means a Committee appointed by the Board to administer the Plan, as provided in Article 3 below, subject to any limitations on the power and authority of any Committee that is appointed by the Board for such purpose, or contained in the charter of such Committee. At any time during which there is no Committee with power to administer the Plan as provided herein, all powers of the Committee referred to herein shall be vested in the Board.
     2.5 “Common Stock” means the common stock of the Company, par value $.01 per share, or the number and kind of shares of stock or other securities into which such Common Stock may be changed in accordance with Section 4.3 below.
     2.6 “Disability” means the occurrence of an event which constitutes permanent and total disability within the meaning of Section 22(e)(3) of the Code.
     2.7 “Eligible Persons” means individuals who are (a) salaried employees (including, without limitation, officers and directors who are also employees) of the Company, (b) Non-Employee Directors, or (c) consultants to the Company.
     2.8 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

     2.9 “Fair Market Value” means, with respect to the Common Stock, as of any date:
     (a) if the Common Stock is listed or admitted to unlisted trading privileges on any national securities exchange or is not so listed or admitted but transactions in the Common Stock are reported on the NASDAQ Stock Market, the mean between the reported high and low sale prices of the Common Stock on such exchange or by the NASDAQ Stock Market as of such date (or, if no shares were traded on such day, as of the next preceding day on which there was such a trade); or
     (b) if the Common Stock is not listed or admitted to unlisted trading privileges or reported on the Nasdaq Stock Market, and bid and asked prices therefor in the over-the-counter market are reported by the National Quotation Bureau, Inc. (or any comparable reporting service), the mean of the closing bid and asked prices as of such date, as reported by the National Quotation Bureau, Inc. (or a comparable reporting service); or
     (c) if the Common Stock is not listed or admitted to unlisted trading privileges, or reported on the NASDAQ Stock Market, and bid and asked prices are not reported, the price determined by the Board in good faith in the exercise of its reasonable discretion. The Board’s determination as to the current value of the Common Stock shall be final, conclusive and binding for all purposes and on all persons, including, without limitation, the Company, the shareholders of the Company, the Optionees and their respective successors-in-interest. No member of the Board or the Committee shall be liable for any determination regarding current value of the Common Stock that is made in good faith.
     2.10 “Incentive Stock Option” means a right to purchase Common Stock granted to an Optionee pursuant to Section 6.5 of the Plan that qualifies as an incentive stock option within the meaning of Section 422 of the Code.
     2.11 “Non-Employee Director” means any member of the Board who is not an employee of the Company or any Subsidiary.
     2.12 “Non-Statutory Stock Option” means a right to purchase Common Stock granted to an Optionee pursuant to Section 6.5 of the Plan that does not qualify as an Incentive Stock Option.
     2.13 “Option” means an Incentive Stock Option or a Non-Statutory Stock Option.
     2.14 “Optionee” means an Eligible Person who receives one or more Incentive Stock Options or Non-Statutory Stock Options under the Plan.
     2.15 “Person” means any individual, corporation, partnership, group, association or other “person” (as such term is used in Section 14(d) of the Exchange Act), other than the Company, a wholly owned subsidiary of the Company or any employee benefit plan sponsored by the Company.
     2.16 “Retirement” means the retirement of an Optionee pursuant to and in accordance with the regular retirement plan or practice of the Company or the Subsidiary employing the Optionee.
     2.17 “Securities Act” means the Securities Act of 1933, as amended.
     2.18 “Section 16 Officers” means the executive officers of the Company designated from time to time by the Board as Section 16 officers under the Securities Exchange Act of 1934, as amended
     2.19 “Subsidiary” means any corporation that is a subsidiary corporation of the Company (within the meaning of Section 424(f) of the Code).

     2.20 “Tax Date” means a date defined in Section 6.4(e) or Section 6.5(c) of the Plan.
ARTICLE 3. PLAN ADMINISTRATION
     The Plan shall be administered by the Board or by a Committee of the Board consisting of two or more directors who shall be appointed by and serve at the pleasure of the Board; provided, that if the Board delegates administration to a Committee, such Committee shall have no authority for matters under this Plan relating to or affecting non-employee directors, and the Committee further shall have no authority for matters under this Plan relating to or affecting Section 16 Officers except the authority to make recommendations to the Board. The Board further may subject such delegation to such additional restrictions on authority as it may deem necessary and appropriate and thereafter shall continue to have the power to take action with respect to all matters pertaining to this plan with or without recommendation of the Committee. As long as the Company’s securities are registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, then, to the extent necessary for compliance with Rule 16b-3, or any successor provision, each of the members of the Committee shall be a ‘Non-Employee Director.’ For purposes of this paragraph, ‘Non-Employee Director’ shall have the same meaning as set forth in Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended. Members of a Committee, if established, shall be appointed from time to time by the Board, shall serve at the pleasure of the Board and may resign at any time upon written notice to the Board. A majority of the members of the Committee shall constitute a quorum. The Committee shall act by majority approval of its members, shall keep minutes of its meetings and shall provide copies of such minutes to the Board. Action of the Committee may be taken without a meeting if unanimous written consent thereto is given. Copies of minutes of the Committee’s meetings and of its actions by written consent shall be provided to the Board and kept with the corporate records of the Company.
     In accordance with the provisions of the Plan the Board (upon recommendation of the Committee in the case of Section 16 Officers) or the Committee (in the case of Optionees who are not directors or Section 16 Officers) shall: select the Optionees from Eligible Persons; determine the number of shares of Common Stock to be subject to Options granted pursuant to the Plan, the time at which such Options are granted, the Option exercise price, Option period and the manner in which each such Option vests or becomes exercisable; fix such other provisions of such Options as are deemed necessary or desirable and as consistent with the terms of the Plan; determine the form or forms of the agreements with Optionees which shall evidence the particular terms, conditions, rights and duties of the Company and the Optionees under Options granted pursuant to the Plan; and otherwise exercise authority, subject to the provisions of the Plan, including establishing, adopting and revising such rules and regulations relating to the Plan as may be deemed necessary or advisable for the administration of the Plan. With the consent of the Optionee affected thereby, the Board (upon recommendation of the Committee in the case of Section 16 Officers) or the Committee (in the case of Optionees who are not directors or Section 16 Officers) may approve amendments or modifications to the terms of any outstanding Incentive Stock Option or Non-Statutory Stock Option in any manner, provided that the amended or modified terms are permitted by the Plan as then in effect. Without limiting the generality of the foregoing sentence, the Board (upon recommendation of the Committee in the case of Section 16 Officers) or the Committee (in the case of Optionees who are not directors or Section 16 Officers) may recommend to the Board or approve such amendments (as appropriate within the terms of its appointment or Charter), with the consent of the Optionee affected thereby, that modify the exercise price, number of shares or other terms and conditions of an Option, extend the term of an Option, accelerate the exercisability or vesting or otherwise terminate any restrictions relating to an Option, extend, renew or accept the surrender of any outstanding Option to the extent not previously exercised, and the Board (upon recommendation of the Committee in the case of Section 16 Officers) or the Committee (in the case of Optionees who are not directors or Section 16 Officers) may approve the grant of new Options in substitution therefor to the extent not previously exercised.

     Each determination, interpretation or other action made or taken by the Board (upon recommendation of the Committee in the case of Section 16 Officers) or the Committee (in the case of Optionees who are not directors or Section 16 Officers) pursuant to the provisions of the Plan shall be conclusive and binding for all purposes and on all persons, including, without limitation, the Company and its Subsidiaries, the shareholders of the Company, the Committee and each of the members thereof, the directors, officers and employees of the Company and its Subsidiaries, and the Optionees and their respective successors in interest. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under the Plan.
ARTICLE 4. SHARES SUBJECT TO THE PLAN
     4.1 Number. The maximum number of shares of Common Stock that shall be reserved for issuance under the Plan shall be Four Million (4,000,000), subject to adjustment upon changes in the capitalization of the Company as provided in Section 4.3 below. Shares of Common Stock that may be issued upon exercise of Options shall be applied to reduce the maximum number of shares of Common Stock remaining available for use under the Plan.
     4.2 Unused Stock. Any shares of Common Stock that are subject to an Option (or any portion thereof) that lapses, expires or for any reason is terminated unexercised shall automatically again become available for use under the Plan.
     4.3 Change in Shares, Adjustments, Etc. If the number of outstanding shares of Common Stock is increased or decreased or changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation by reason of any reorganization, merger, consolidation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, combination of shares, rights offering or any other change in the corporate structure or shares of the Company, the Board (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) shall make appropriate adjustment as to the number and kind of securities subject to and reserved under the Plan and, in order to prevent dilution or enlargement of the rights of Optionees, the number and kind of securities subject to outstanding Options. Any such adjustment in any outstanding Option shall be made without change in the aggregate purchase price applicable to the unexercised portion of the Option but with an appropriate adjustment in the price for each share or other unit of any security covered by the Option. However, no change shall be made in the terms of any outstanding Incentive Stock Options as a result of any such change in the corporate structure or shares of the Company, without the consent of the Optionee affected thereby, that would disqualify that Incentive Stock Option from treatment under Section 422 of the Code or would be considered a modification, extension or renewal of an option under Section 424(h) of the Code.
ARTICLE 5. ELIGIBILITY
     Incentive Stock Options or Non-Statutory Stock Options shall be granted only to those Eligible Persons who, in the judgment of the Board (upon recommendation of the Committee in the case of Section 16 Officers) or of the Committee (in the case of Optionees who are not directors or Section 16 Officers), are performing, or during the term of an Option, will perform, vital services in the management, operation and development of the Company or a Subsidiary, and significantly contribute or are expected to significantly contribute to the achievement of long-term corporate economic objectives. Optionees may be granted from time to time one or more Incentive Stock Options and/or Non-Statutory Stock Options under the Plan, in any case as may be determined by the Board (upon recommendation of the Committee in the case of Section 16 Officers) or by the Committee (in the case of Optionees who are not directors or Section 16 Officers) in its sole discretion. The number, type, terms and conditions of Options granted to various Eligible Persons need not be uniform, consistent or in accordance with any plan, whether or not such Eligible Persons are similarly situated. The Board (upon recommendation of the Committee in the case of Section 16 Officers) or the Committee (in the case of Optionees who are not directors or Section 16 Officers) may grant both an Incentive Stock Option and a Non-Statutory Stock

Option to the same Optionee at the same time or at different times. Incentive Stock Options and Non-Statutory Stock Options, whether granted at the same or different times, shall be deemed to have been awarded in separate grants, shall be clearly identified, and in no event will the exercise of one Option affect the right to exercise any other Option or affect the number of shares of Common Stock for which any other Option may be exercised. Upon determination by the Board (upon recommendation of the Committee in the case of Section 16 Officers) or by the Committee (in the case of Optionees who are not directors or Section 16 Officers) that an Option is to be granted to an Optionee, written notice shall be given such person specifying such terms, conditions, rights and duties related thereto. Each Optionee shall enter into an agreement with the Company, in such form as the Board (upon recommendation of the Committee in the case of Section 16 Officers) or the Committee (in the case of Optionees who are not directors or Section 16 Officers) shall determine and which is consistent with the provisions of the Plan, specifying the terms, conditions, rights and duties of Incentive Stock Options and Non-Statutory Stock Options granted under the Plan. Options shall be deemed to be granted as of the date specified in the grant resolution of the Board (upon recommendation of the Committee in the case of Section 16 Officers) or of the Committee (in the case of Optionees who are not directors or Section 16 Officers), which date shall be the date of the related agreement with the Optionee.
ARTICLE 6. DURATION AND EXERCISE
     6.1 Manner of Option Exercise. An Option may be exercised by an Optionee in whole or in part from time to time, subject to the conditions contained herein and in the agreement evidencing such Option, by delivery, in person or through certified or registered mail, or written notice of exercise to the Company at its principal executive office (Attention: Secretary), and by paying in full the total Option exercise price for the shares of Common Stock purchased in accordance with Section 6.3. Such notice shall be in a form satisfactory to the Company and shall specify the particular Option (or portion thereof) that is being exercised and the number of shares with respect to which the Option is being exercised. Subject to Section 9.1, the exercise of the Option shall be deemed effective upon receipt of such notice and payment. As soon as practicable after the effective exercise of the Option, the Company shall record on the stock transfer books of the Company the ownership of the shares purchased in the name of the Optionee, and the Company shall deliver to the Optionee one or more duly issued stock certificates evidencing such ownership.
     6.2 Method of Payment of Option Exercise Price. At the time of the exercise of an Incentive Stock Option or a Non-Statutory Stock Option, the Optionee may determine whether the total purchase price of the shares to be purchased shall be paid (i) in cash, (ii) by transfer from the Optionee to the Company of previously acquired shares of Common Stock, (iii) through the withholding of shares of Stock from the number of shares otherwise issuable upon the exercise of the Option (e.g., a net share settlement), or (iv) by a combination thereof. In the event the Optionee elects to pay the purchase price in whole or in part with previously acquired shares of Common Stock or through a net share settlement, the Fair Market Value of the shares delivered or withheld shall equal the total exercise price for the shares being purchased in such manner. The Board (upon recommendation of the Committee in the case of Section 16 Officers) or the Committee (in the case of Optionees who are not directors or Section 16 Officers) may reject an Optionee’s election to pay all or part of the purchase price with previously acquired shares of Common Stock and require such purchase price to be paid entirely in cash if, in the sole discretion of the Committee, payment in previously acquired shares would cause the Company to be required to recognize a charge to earnings in connection therewith. For purposes of this Section 6.2, “previously acquired shares” shall mean shares of Common Stock that are already owned by the Optionee at the time of exercise.
     6.3 Rights as a Shareholder. The Optionee shall have no rights as a shareholder with respect to any shares of Common Stock covered by an Option until the Optionee shall have become the holder of record of such shares, and no adjustment shall be made for dividends or other distributions or other rights as to which there is a record date preceding the date the Optionee becomes the holder of record except as the Board may determine pursuant to Section 4.3.

     6.4 Incentive Stock Options.
     (a) Incentive Stock Option Exercise Price. The per share price to be paid by the Optionee at the time an Incentive Stock Option is exercised will be determined by the Board (upon recommendation of the Committee in the case of Section 16 Officers) or by the Committee (in the case of other Optionees), but shall not be less than (i) 100% of the Fair Market Value of one share of Common Stock on the date the Option is granted, or (ii) 110% of the Fair Market Value of one share of Common Stock on the date the Option is granted if, at that time the Option is granted, the Optionee owns, directly or indirectly (as determined pursuant to Section 424(d) of the Code), more than 10% of the total combined voting power of all classes of stock of the Company, any Subsidiary or any parent corporation of the Company (within the meaning of Section 424(e) of the Code).
     (b) Aggregate Limitation of Stock Subject to Incentive Stock Options. Notwithstanding any other provision of the Plan, the aggregate Fair Market Value (determined as of the date an Incentive Stock Option is granted) of the shares of Common Stock with respect to which Incentive Stock Options (within the meaning of Section 422 of the Code) are exercisable for the first time by an Optionee during any calendar year (under the Plan and any other incentive stock option plans of the Company, any Subsidiary or any parent corporation of the Company (within the meaning of Section 424(e) of the Code)) shall not exceed $100,000 (or such other amount as may be prescribed by the Code from time to time; provided, however, that if the exercisability or vesting of an Incentive Stock Option is accelerated as permitted under the provisions of this Plan and such acceleration would result in a violation of the limit imposed by this Section 6.4(b), such acceleration shall be of full force and effect but the number of shares of Common Stock which exceed such limit shall be treated as having been granted pursuant to a Non-Statutory Stock Option; and provided, further, that the limits imposed by this Section 6.4(b) shall be applied to all outstanding Incentive Stock Options (under this Plan and any other incentive stock option plans of the Company, any Subsidiary or any parent corporation of the Company (within the meaning of Section 424(e) of the Code)) in chronological order according to the dates of grant.
     (c) Duration of Incentive Stock Options. The period during which an Incentive Stock Option may be exercised shall be fixed by the Board (upon recommendation of the Committee in the case of Section 16 Officers) or by the Committee (in the case of other Optionees) at the time such Option is granted, but in no event shall such period exceed ten years from the date the Option is granted or, in the case of any Optionee that owns, directly or indirectly (as determined pursuant to Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company, any Subsidiary or any parent corporation of the Company (within the meaning of Section 424(e) of the Code), five years from the date the Incentive Stock Option is granted. An Incentive Stock Option shall become exercisable at such times and in such installments (which may be cumulative) as shall be determined by the Board (upon recommendation of the Committee in the case of Section 16 Officers) or the Committee (in the case of other Optionees) at the time the Option is granted. Upon the completion of its exercise period, an Incentive Stock Option, to the extent not then exercised, shall expire. Except as otherwise provided in Article 7 or 11, all Incentive Stock Options granted to an Optionee hereunder shall terminate and may no longer be exercised if the Optionee ceases to be an employee of the Company and all Subsidiaries or if the Optionee is an employee of a Subsidiary and the Subsidiary ceases to be a Subsidiary of the Company (unless the Optionee continues as an employee of the Company or another Subsidiary).
     (d) Disposition of Common Stock Acquired Pursuant to the Exercise of Incentive Stock Options. Prior to making a disposition (as defined in Section 424(c) of the Code) of any shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option granted under the Plan before the expiration of two years after the date on which the Option was granted or before the expiration of one year after the date on which such shares of Common Stock were transferred to the Optionee pursuant to exercise of the Option, the Optionee shall send written notice to the Company of the proposed date of such disposition, the number of shares to be disposed of, the amount of proceeds to be received from such disposition and any other information relating to such disposition that the Company may reasonably request. The right of an Optionee to make any such disposition shall be conditioned on the receipt by the Company of all amounts necessary to satisfy any federal, state or local withholding tax requirements attributable to such disposition. The certificates representing such shares shall bear a legend restricting transfer and to cause a stop transfer order to be entered with the Company’s transfer agent until such time as the Company receives the amounts necessary to satisfy such withholding requirements or until the later of the expiration of two years from the date the Option was granted or one year from the date on which such shares were transferred to the Optionee pursuant to the exercise of the Option.
     (e) Withholding Taxes. The Company shall be entitled to withhold and deduct from future wages of the Optionee all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Optionee’s exercise of an Incentive Stock Option or a “disqualifying disposition” of shares acquired through the exercise of an Incentive Stock Option as defined in Code Section 421(b).
     6.5 Non-Statutory Stock Options.
     (a) Option Exercise Price. The per share price to be paid by the Optionee at the time a Non-Statutory Stock Option is exercised will be determined by the Board (upon recommendation of the Committee in the case of Section 16 Officers) or by the Committee (in the case of Optionees who are not directors or Section 16 Officers), but shall not be less than (i) 100% of the Fair Market Value of one share of Common Stock on the date the Option is granted.
     (b) Duration of Non-Statutory Stock Options. The period during which a Non-Statutory Stock Option may be exercised shall be fixed by the Board (upon recommendation of the Committee in the case of Section 16 Officers) or by the Committee in the case of Optionees who are not directors or Section 16 Officers) at the time such Option is granted, but in no event shall such period exceed 10 years and one month from the date the Option is granted. A Non-Statutory Stock Option shall become exercisable at such times and in such installments (which may be cumulative) as shall be determined by the Board (upon recommendation of the Committee in the case of Section 16 Officers) or by the Committee in the case of Optionees who are not directors or Section 16 Officers) at the time the Option is granted. Upon the completion of its exercise period, a Non-Statutory Stock Option, to the extent not then exercised, shall expire. Except as otherwise provided in Articles 7 or 11, all Non-Statutory Stock Options granted hereunder to an Optionee who is an employee of the Company or any Subsidiaries shall terminate and may no longer be exercised if the Optionee ceases to be an employee of the Company or a Subsidiary or if the Optionee is an employee of a Subsidiary and the Subsidiary ceases to be a Subsidiary of the Company (unless the Optionee continues as an employee of the Company or another Subsidiary). A Non-Statutory Stock Option granted hereunder to an Optionee who is not an employee of the Company or a Subsidiary will terminate as determined by the Board at the time of grant.
     (c) Withholding Taxes. The Company is entitled to (aa) withhold and deduct from future wages of the Optionee, or make other arrangements for the collection of, all legally required amounts necessary to satisfy any federal, state or local withholding tax requirements attributable to the Optionee’s exercise of a Non-Statutory Stock Option or otherwise incurred with respect to the Option, or (bb) require the Optionee promptly to remit the amount of such withholding to the Company before acting on the Optionee’s notice of exercise or the Option.

ARTICLE 7. EFFECT OF TERMINATION OF EMPLOYMENT ON OPTIONS
     7.1 Termination of Employment or Other Service Due to Death, Disability or Retirement. In the event an Optionee’s employment or other service is terminated with the Company and all Subsidiaries by reason of his death, Disability or Retirement, all outstanding Incentive Stock Options and Non-Statutory Stock Options then held by the Optionee shall become immediately exercisable in full and remain exercisable for a period of three months in the case of Retirement and one year in the case of death or Disability, provided, however, that an exercise may not occur after the expiration date thereof in any event. The Company shall make a reasonable business effort to notify the Optionee or his heirs or representatives, as the case may be, of the last date by which Options may be exercised pursuant to this Section 7.1, at least thirty (30) days in the case of Retirement and at least sixty (60) days in the case of death or Disability, prior to such date, which effort may be satisfied by mailing of such notice to the Optionee’s last known address contained in the official records of the Company.
     7.2 Termination of Employment or Other Service for Reasons Other than Death, Disability or Retirement.
     (a) Except as otherwise provided in Article 11 or as otherwise determined by the Board (upon recommendation of the Committee in the case of Section 16 Officers) or the Committee (in the case of other Optionees) at the time of grant of an Incentive Stock Option, in the event an Optionee’s employment or other service is terminated with the Company and all Subsidiaries for any reason other than his death, Disability or Retirement, each Incentive Stock Option then held by the Optionee shall completely terminate on the earlier of (i) the close of business on the three-month anniversary date of such termination of employment and (ii) the expiration date of such Incentive Stock Option. In such period following termination of employment, the Incentive Stock Option shall be exercisable only to the extent the Option was exercisable on the vesting date immediately preceding such termination of employment but had not previously been exercised. To the extent an Incentive Stock Option is not exercisable on the date of termination of employment or if the Optionee does not exercise the Option within the time specified in this subsection (a), all rights of the Optionee under the Plan and such Incentive Stock Option shall terminate.
     (b) Except as otherwise provided in Article 11 and subsection (c) below, in the event an Optionee’s employment or other service is terminated with the Company and all Subsidiaries for any reason other than his death, Disability or Retirement no Non-Statutory Stock Option then held by the Optionee shall thereafter be exercisable.
     (c) Notwithstanding the provisions of subsection (b) above, upon an Optionee’s termination of employment or other service with the Company and all Subsidiaries, the Board (upon recommendation of the Committee in the case of Section 16 Officers) or the Committee (in the case of Optionees who are not directors or Section 16 Officers) may, in its sole discretion (which may be exercised before or following such termination), cause Non-Statutory Stock Options then held by such Optionee to become exercisable and to remain exercisable following such termination of employment or other service in the manner determined by the Board (upon recommendation of the Committee in the case of Section 16 Officers) or by the Committee (in the case of Optionees who are not directors or Section 16 Officers); provided, however, that no Option shall be exercisable after the expiration date thereof in any event.
     7.3 Date of Termination. For purposes of the Plan, an Optionee’s employment or other service shall be deemed to have terminated on the date that the Optionee ceases to perform services for the Company or the last day of the pay period covered by the Optionee’s final paycheck, as the case may be. Notwithstanding the foregoing, the employee Optionee shall not be deemed to have ceased to be an employee for purposes of the Plan until the later of the 91st day of any bona fide leave of absence approved by the Company or a Subsidiary for the Optionee (including, without limitation any layoff) or the expiration of the period of any bona fide leave of absence approved by the Company or a Subsidiary for the Optionee (including without limitation any layoff) during which the Optionee’s right to reemployment is guaranteed either by statute or contract.
ARTICLE 8. RIGHTS OF EMPLOYEES; OPTIONEES
     8.1 Employment. Nothing in the Plan shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate the employment of any Eligible Person or Optionee at any time, nor confer upon any Eligible Person or Optionee any right to continue in the employ of the Company or any Subsidiary.
     8.2 Nontransferability. No right or interest of any Optionee in an Option granted pursuant to the Plan shall be assignable or transferable during the lifetime of the Optionee, either voluntarily or involuntarily, or subjected to any lien, directly or indirectly, by operation of law, or otherwise, including execution, levy, garnishment, attachment, pledge or bankruptcy. In the event of an Optionee’s death, an Optionee’s rights and interest in any Options shall be transferable by testamentary will or the laws of descent and distribution, and payment of any amounts due under the Plan shall be made to, and exercise of any Options (to the extent permitted pursuant to Section 7.1) may be made by, the Optionee’s legal representatives, heirs or legatees. If in the opinion of the Board (upon recommendation of the Committee in the case of Section 16 Officers) or of the Committee (in the case of Optionees who are not directors or Section 16 Officers) an Optionee holding any Option is disabled from caring for his or her affairs because of mental condition, physical condition or age, any payments due the Optionee may be made to, and any rights of the Optionee under the Plan shall be exercised by, such Optionee’s guardian, conservator or other legal personal representative upon furnishing the Company with satisfactory evidence of such status.
     8.3 Non-Exclusivity of the Plan. Nothing contained in the Plan is intended to amend, modify or rescind any previously approved compensation plans or programs entered into by the Company. The Plan will be construed to be an addition to any and all such other plans or programs. Neither the adoption of the Plan nor the submission of the Plan to the shareholders of the Company for approval will be construed as creating any limitations on the power or authority of the Board to adopt such additional or other compensation arrangements as the Board may deem necessary or desirable.
ARTICLE 9. SHARE ISSUANCE AND TRANSFER RESTRICTIONS
     9.1 Share Issuances. Notwithstanding any other provision of the Plan or any agreements entered into pursuant hereto, the Company shall not be required to issue or deliver any certificate for shares of Common Stock under this Plan (and an Option shall not be considered to be exercised, notwithstanding the tender by the Optionee of any consideration therefor), unless and until each of the following conditions has been fulfilled:
     (a) (i) there shall be in effect with respect to such shares a registration statement under the Securities Act and any applicable state securities laws, if the Board in its sole discretion, shall have determined to file, cause to become effective and maintain the effectiveness of such registration statement; or (ii) if the Board has determined not to so register the shares of Common Stock to be issued under the Plan, (A) exemptions from registration under the Securities Act and applicable state securities laws shall be available for such issuance (as determined by counsel to the Company) and (B) there shall have been received from the Optionee (or, in the event of death or disability, the Optionee’s heir(s) or legal representative(s)) any representations or agreements requested by the Company in order to permit such issuance to be made pursuant to such exemptions; and

     (b) there shall have been obtained any other consent, approval or permit from any state or federal governmental agency which the Company shall, in its sole discretion upon the advice of counsel, deem necessary or advisable.
     9.2 Share Transfer. Shares of Common Stock issued pursuant to the exercise of Options granted under the Plan may not be sold, assigned, transferred, pledged, encumbered or otherwise disposed of (whether voluntarily or involuntarily) except pursuant to registration under the Securities Act and applicable state securities laws or pursuant to exemptions from such registrations. The Company may condition the sale, assignment, transfer, pledge, encumbrance or other disposition of such shares not issued pursuant to an effective and current registration statement under the Securities Act and all applicable state securities laws on the receipt from the party to whom the shares of Common Stock are to be so transferred of any representations or agreements requested by the Company in order to permit such transfer to be made pursuant to exemptions from registration under the Securities Act and applicable state securities laws.
     9.3 Legends. Unless a registration statement under the Securities Act is in effect with respect to the issuance or transfer of shares of Common Stock issued under the Plan, each certificate representing any such shares shall be endorsed with a legend in substantially the following form, unless counsel for the Company is of the opinion as to any such certificate that such legend is unnecessary:
THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“THE ACT”), OR UNDER APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND SUCH STATE LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND SUCH STATE LAWS, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.
ARTICLE 10. PLAN AMENDMENT, MODIFICATION AND TERMINATION
     The Board may suspend or terminate the Plan or any portion thereof at any time, and may amend the Plan from time to time in such respects as the Board may deem advisable in order that Incentive Stock Options and Non-Statutory Stock Options under the Plan shall conform to any change in applicable laws or regulations or in any other respect that the Board may deem to be in the best interests of the Company; provided, however, that no amendment shall, either directly or indirectly, (a) materially increase the total number of shares of Common Stock as to which Options may be granted under the Plan, except as provided in Section 4.3 of the Plan; (b) materially increase the benefits accruing to Optionees under the Plan; or (c) materially modify the requirements as to eligibility for participation in the Plan without the approval of the shareholders, but only if such approval is required for compliance with the requirements of any applicable law or regulation; and provided, further, that the Plan may not, without the approval of the shareholders, be amended in any manner that will cause Incentive Stock Options to fail to meet the requirements of Internal Revenue Code Section 422. No termination, suspension or amendment of the Plan shall alter or impair any outstanding Option without the consent of the Optionee affected thereby; provided, however, that this sentence shall not impair the right of the Board to take whatever action it deems appropriate under Section 4.3.
ARTICLE 11. CHANGE IN CONTROL
     If, during the term of an Option, (i) the Company merges or consolidates with any other corporation and is not the surviving corporation after such merger or consolidation; (ii) the Company transfers all or substantially all of its business and assets to any other person; or (iii) more than 50% of the

Company’s outstanding voting shares are purchased by any other person, the Board may, in its sole discretion, provide for the acceleration of the right to exercise the option prior to the anticipated effective date of any of the foregoing transactions or take any other action as it may deem appropriate to further the purposes of this Plan or protect the interests of the Optionee.
ARTICLE 12. EFFECTIVE DATE OF THE PLAN
     12.1 Effective Date. The Plan was effective as of February 26, 2005 (and amended on May 23, 2006), and, as amended and restated, shall be effective as of March 27, 2007, subject to the approval of the shareholders within 12 months. If shareholder approval for the amendment and restatement is not obtained within such 12-month period, the Plan shall continue as in effect as of February 26, 2005 (and as amended on May 23, 2006).
     12.2 Duration of the Plan. The Plan shall terminate at midnight on December 14, 2014, and may be terminated prior thereto by Board action, and no Options shall be granted after such termination. Options outstanding upon termination of the Plan may continue to be exercised in accordance with their terms.
ARTICLE 13. MISCELLANEOUS
     13.1 Governing Law. The Plan and all agreements hereunder shall be construed in accordance with and governed by the laws of the State of Minnesota without regard to the conflict of laws provisions of any jurisdictions. All parties agree to submit to the jurisdiction of the state and federal courts of Minnesota with respect to matters relating to the Plan and agree not to raise or assert the defense that such forum is not convenient for such party.
     13.2 Gender and Number. Except when otherwise indicated by the context, reference to the masculine gender in the Plan shall include, when used, the feminine gender and any term used in the singular shall also include the plural.
     13.3 Construction. Wherever possible, each provision of this Plan shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Plan shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Plan.
     13.4 Successors and Assigns. This Plan shall be binding upon and inure to the benefit of the successors and permitted assigns of the Company, including, without limitation, whether by way of merger, consolidation, operation of law, assignment, purchase or other acquisition of substantially all of the assets or business of the Company, and any and all such successors and assigns shall absolutely and unconditionally assume all of the Company’s obligations under the Plan.
     13.5 Survival of Provisions. The rights, remedies, agreements, obligations and covenants contained in or made pursuant to the Plan, any agreement evidencing an Option and any other notices or agreements in connection therewith, including, without limitation, any notice of exercise of an Option, shall survive the execution and delivery of such notices and agreements and the delivery and receipt of shares of Common Stock and shall remain in full force and effect.

Exhibit F
HEALTH FITNESS CORPORATION
2007 EQUITY INCENTIVE PLAN
SECTION 1.
DEFINITIONS
     As used herein, the following terms shall have the meanings indicated below:
     (a) “Affiliate(s)” shall mean a Parent or Subsidiary of the Company.
     (b) “Award” shall mean any grant of a Restricted Stock Award.
     (c) “Board” means the Board of Directors of the Company.
     (d) “Committee” shall mean a Committee of two or more directors who shall be appointed by and serve at the pleasure of the Board, subject to any limitations on the power and authority of any Committee that is appointed by the Board for such purpose, or contained in the charter of such Committee. To the extent necessary for compliance with Rule 16b-3, or any successor provision, each of the members of the Committee shall be a “non-employee director.” Solely for purposes of this Section 1(d), “non-employee director” shall have the same meaning as set forth in Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended. Further, to the extent necessary for compliance with the limitations set forth in Internal Revenue Code Section 162(m), each of the members of the Committee shall be an “outside director” within the meaning of Code Section 162(m) and the regulations issued thereunder. At any time during which there is no Committee with power to administer the Plan as provided herein, all powers of the Committee referred to herein shall be vested in the Board.
     (e) The “Company” shall mean Health Fitness Corporation, a Minnesota corporation.
     (f) “Fair Market Value” as of any date shall mean (i) if such stock is listed on the Nasdaq National Market, Nasdaq SmallCap Market, or an established stock exchange, the price of such stock at the close of the regular trading session of such market or exchange on such date, as reported by The Wall Street Journal or a comparable reporting service, or, if no sale of such stock shall have occurred on such date, on the next preceding date on which there was a sale of stock; (ii) if such stock is not so listed on the Nasdaq National Market, Nasdaq SmallCap Market, or an established stock exchange, the average of the closing “bid” and “asked” prices quoted by the OTC Bulletin Board, the National Quotation Bureau, or any comparable reporting service on such date or, if there are no quoted “bid” and “asked” prices on such date, on the next preceding date for which there are such quotes; or (iii) if such stock is not publicly traded as of such date, the per share value as determined by the Board in its sole discretion by applying principles of valuation with respect to the Company’s Common Stock.
     (g) The “Internal Revenue Code” or “Code” is the Internal Revenue Code of 1986, as amended from time to time.
     (h) “Parent” shall mean any corporation which owns, directly or indirectly in an unbroken chain, fifty percent (50%) or more of the total voting power of the Company’s outstanding stock.
     (i) The “Participant” means a director, key employee or officer of the Company or any Affiliate to whom a Restricted Stock Award has been granted pursuant to Section 8.
     (j) “Performance Objective(s)” shall mean one or more performance objectives established by the Board (upon recommendation of the Committee in the case of Section 16 Officers) or the

Committee (in the case of other Participants), in its sole discretion, for Awards granted under this Plan. For any Awards that are intended to qualify as “performance-compensation” under Code Section 162(m), the Performance Objectives shall be limited to any one, or a combination of, (i) revenue, (ii) net income, (iii) stockholders’ equity, (iv) earnings per share, (v) return on equity, (vi) return on assets, (vii) total shareholder return, (viii) net operating income, (ix) cost controls, (x) cash flow, (xi) increase in revenue, (xii) increase in share price or earnings, (xiii) return on investment, (xiv) department or business unit performance goals, (xv) increase in market share, (xvi) earnings before interest, taxes, depreciation and amortization (“EBITDA”), (xvii) increase in EBITDA, (xviii) gross margin, or (xix) increase in gross margin, in all cases including such threshold, target and maximum levels as may be determined by the Board (upon recommendation of the Committee in the case of Section 16 Officers) or by the Committee (in the case of other Participants).
     (k) The “Plan” means the Health Fitness Corporation 2007 Equity Incentive Plan, as amended hereafter from time to time, including the form of Agreement as it may be modified from time to time by the Board (upon recommendation of the Committee in the case of Section 16 Officers) or by the Committee (in the case of other Participants).
     (l) “Restricted Stock Award” shall mean any grant of restricted shares of Stock of the Company pursuant to Section 8 hereof.
     (m) “Section 16 Officers” shall mean the executive officers of the Company designated from time to time by the Board as Section 16 officers under the Securities Exchange Act of 1934, as amended.
     (n) “Stock” or “Common Stock” shall mean Common Stock of the Company (subject to adjustment as described in Section 9) reserved for Awards pursuant to this Plan.
     (o) A “Subsidiary” shall mean any corporation of which fifty percent (50%) or more of the total voting power of the Company’s outstanding Stock is owned, directly or indirectly in an unbroken chain, by the Company.
SECTION 2.
PURPOSE
     The purpose of the Plan is to promote the growth and success of the Company and its Affiliates by facilitating the employment and retention of competent personnel and by furnishing incentive to officers, directors and employees upon whose efforts the success of the Company and its Affiliates will depend to a large degree.
     It is the intention of the Company to carry out the Plan through the granting of Restricted Stock Awards pursuant to Section 8 of this Plan. Adoption of this Plan shall be subject to approval by the shareholders of the Company; provided, however, that Restricted Stock Awards may be granted prior to the date shareholder approval is obtained.
SECTION 3.
EFFECTIVE DATE OF PLAN
     The Plan shall be effective as of the date of adoption by the Board of Directors, subject to approval by the shareholders of the Company as required in Section 2.
SECTION 4.
ADMINISTRATION
     The Plan shall be administered by the Board or by a Committee of the Board consisting of two or more directors who shall be appointed by and serve at the pleasure of the Board; provided, that if the

Board delegates administration to a Committee, such Committee shall have no authority for matters under this Plan relating to or affecting non-employee directors, and the Committee further shall have no authority for matters under this Plan relating to or affecting Section 16 Officers except the authority to make recommendations to the Board. The Board further may subject such delegation to such additional restrictions on authority as it may deem necessary and appropriate and thereafter shall continue to have the power to take action with respect to all matters pertaining to this Plan with or without recommendation of the Committee. In accordance with the provisions of the Plan, the Board (upon recommendation of the Committee in the case of Section 16 Officers) or the Committee (in the case of other Participants) shall determine, in its sole discretion, whether an Award shall be granted; the individuals to whom, and the time or times at which, Awards shall be granted; the Performance Objectives, if any; the number of shares subject to each Award; and any other terms and conditions of each Award. The Board (upon recommendation of the Committee in the case of Section 16 Officers) or the Committee (in the case of other Participants) shall have full power and authority to administer and interpret the Plan, to make and amend rules, regulations and guidelines for administering the Plan, to prescribe the form and conditions of the respective agreements evidencing each Award (which may vary from Participant to Participant), and to make all other determinations necessary or advisable for the administration of the Plan. The interpretation of the Plan by the Board (upon recommendation of the Committee in the case of Section 16 Officers) or by the Committee (in the case of other Participants), and all actions taken and determinations made by the Board or by the Committee, as appropriate pursuant to the power vested in each of them hereunder, shall be conclusive and binding on all parties concerned.
     No member of the Board or the Committee shall be liable for any action taken or determination made in good faith in connection with the administration of the Plan. In the event the Board appoints a Committee as provided hereunder, any action of the Committee with respect to the administration of the Plan shall be taken pursuant to a majority vote of the Committee members or pursuant to the written resolution of all Committee members.
SECTION 5.
PARTICIPANTS
     The Board (upon recommendation of the Committee in the case of Section 16 Officers) or the Committee (in the case of other Participants) shall from time to time, at its discretion and without approval of the shareholders, designate those employees, officers and directors of the Company or of any Affiliate to whom Awards shall be granted under this Plan (including new Participants and Participants then holding Awards); the number of shares to be awarded to each such Participant; the Performance Objectives, if any, applicable to each Award; and those individuals who from to time shall not be eligible to participate in the Plan.
SECTION 6.
STOCK
     The Stock to be optioned under this Plan shall consist of authorized but unissued shares of Common Stock. Nine Hundred Thousand (900,000) shares of Common Stock shall be reserved and available for Awards under the Plan; provided, however, that the total number of shares of Common Stock reserved for Awards under this Plan shall be subject to adjustment as provided in Section 9 of the Plan. The following shares of Stock shall continue to be reserved and available for Awards granted pursuant to the Plan: (i) any outstanding Award that expires for any reason, (ii) any portion of an Award that is terminated prior to the lapsing of the risks of forfeiture on such Award, (iii) shares of Stock used to satisfy any tax withholding obligation attributable to any Award, whether such shares are withheld by the Company or tendered by the Participant, and (iv) shares of Stock covered by an Award to the extent the Award is settled in cash.

SECTION 7.
DURATION OF PLAN
     Awards may be granted pursuant to the Plan from time to time after the effective date of the Plan and until the Plan is discontinued or terminated by the Board of Directors.
SECTION 8.
RESTRICTED STOCK AWARDS
     Each Restricted Stock Award granted pursuant to the Plan shall be evidenced by a written restricted stock agreement (the “Restricted Stock Agreement”). The Restricted Stock Agreement shall be in such form as may be approved from time to time by the Board (upon recommendation of the Committee in the case of Section 16 Officers) or by the Committee (in the case of other Participants) and may vary from Participant to Participant; provided, however, that each Participant and each Restricted Stock Agreement shall comply with and be subject to the following terms and conditions:
     (a) Number of Shares. The Restricted Stock Agreement shall state the total number of shares of Stock covered by the Restricted Stock Award. In no event shall a Participant be granted Restricted Stock Awards during any fiscal year of the Company covering in the aggregate more than One Hundred Twenty-Five Thousand (125,000) shares of Stock, subject to adjustment as provided in Section 9.
     (b) Risks of Forfeiture. The Restricted Stock Agreement shall set forth the risks of forfeiture, if any, including risks of forfeiture based on Performance Objectives, which shall apply to the shares of Stock covered by the Restricted Stock Award, and shall specify the manner in which such risks of forfeiture shall lapse. The Board (upon recommendation of the Committee in the case of Section 16 Officers) or the Committee (in the case of other Participants) may, in its sole discretion, modify the manner in which such risks of forfeiture shall lapse but only with respect to those shares of Stock which are restricted as of the effective date of the modification.
     (c) Issuance of Shares; Rights as Shareholder. The Company shall cause to be issued a stock certificate representing such shares of Stock in the Participant’s name, and shall hold such certificate until such time as the risks of forfeiture and other transfer restrictions set forth in the Restricted Stock Agreement have lapsed with respect to the shares represented by the certificate. The Company may also place a legend on such certificate describing the risks of forfeiture and other transfer restrictions set forth in the Participant’s Restricted Stock Agreement and providing for the cancellation and return of such certificate if the shares of Stock subject to the Restricted Stock Award are forfeited. Until the risks of forfeiture have lapsed or the shares subject to such Restricted Stock Award have been forfeited, the Participant shall be entitled to vote the shares of Stock represented by such stock certificates and shall receive all dividends attributable to such shares, but the Participant shall not have any other rights as a shareholder with respect to such shares.
     (d) Withholding Taxes. The Company or its Affiliate shall be entitled to withhold and deduct from future wages of the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant’s Restricted Stock Award. In the event the Participant is required under the Restricted Stock Agreement to pay the Company, or make arrangements satisfactory to the Company respecting payment of, such withholding and employment-related taxes, the Board (upon recommendation of the Committee in the case of Section 16 Officers) or the Committee (in the case of other Participants) may, in its discretion and pursuant to such rules as it may adopt, permit the Participant to satisfy such obligations, in whole or in part, by delivering shares of Common Stock, including shares of Stock received pursuant to the Restricted Stock Award on which the risks of forfeiture have lapsed. Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from the lapsing of the risks of forfeiture on such restricted stock. In no event may the Participant deliver shares having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant’s election to deliver shares of Common Stock for this purpose shall be made on or before the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall be approved by the Board (upon recommendation of the Committee in the case of Section 16 Officers) or by the Committee (in the case of other Participants) and otherwise comply with such rules as may be in effect to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.
     (e) Nontransferability. No Restricted Stock Award shall be transferable, in whole or in part, by the Participant, other than by will or by the laws of descent and distribution, prior to the date the risks of forfeiture described in the Restricted Stock Agreement have lapsed. If the Participant shall attempt any transfer of any Restricted Stock Award granted under the Plan prior to such date, such transfer shall be void and the Restricted Stock Award shall terminate.
     (f) Other Provisions. The Restricted Stock Agreement authorized under this Section 8 shall contain such other provisions as the Board (upon recommendation of the Committee in the case of Section 16 Officers) or the Committee (in the case of other Participants) shall deem advisable.
SECTION 9.
RECAPITALIZATION, SALE, MERGER, EXCHANGE
OR LIQUIDATION
     In the event of an increase or decrease in the number of shares of Common Stock resulting from a stock dividend, stock split, reverse split, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company, the Board may, in its sole discretion, adjust the number of shares of Stock reserved under Section 6 hereof and the number of shares of Stock covered by each outstanding Award to reflect such change. Additional shares which may become covered by the Award pursuant to such adjustment shall be subject to the same restrictions as are applicable to the shares with respect to which the adjustment relates.
     Unless otherwise provided in the Restricted Stock Agreement evidencing an Award, in the event of an acquisition of the Company through the sale of substantially all of the Company’s assets and the consequent discontinuance of its business or through a merger, consolidation, exchange, reorganization, reclassification, extraordinary dividend, divestiture (including a spin-off), liquidation, recapitalization, stock split, stock dividend or otherwise (collectively referred to as a “transaction”), the Board may provide for one or more of the following:
     (a) the equitable acceleration of the lapsing of the risks of forfeiture on any Restricted Stock Awards;
     (b) the complete termination of this Plan and the cancellation of any Restricted Stock Awards for which the risks of forfeiture have not lapsed;
     (c) that Participants holding outstanding Restricted Stock Awards shall receive, with respect to each share of Stock subject to such Awards, as of the effective date of any such transaction, cash in an amount equal to the Fair Market Value of such Stock on the date immediately preceding the effective date of such transaction; provided, that the Board may, in lieu of such cash payment, distribute to such Participants shares of Common Stock of the Company or shares of stock of any corporation succeeding the Company by reason of such transaction, such shares having a value equal to the cash payment herein; and
     (d) the continuance of the Plan with respect to Restricted Stock Awards for which the risks of forfeiture have not lapsed as of the date of adoption by the Board of such plan for such transaction and the right to receive an equivalent number of shares of stock of the corporation succeeding the Company by reason of such transaction.
The Board may restrict the rights of or the applicability of this Section 9 to the extent necessary to comply with Section 16(b) of the Securities Exchange Act of 1934, the Internal Revenue Code or any other applicable law or regulation. The grant of an Award pursuant to the Plan shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.
SECTION 10.
INVESTMENT PURPOSE
     No shares of Stock shall be issued pursuant to the Plan unless and until there has been compliance, in the opinion of Company’s counsel, with all applicable legal requirements, including without limitation, those relating to securities laws and stock exchange listing requirements. As a condition to the issuance of Stock to Participant, the Company may require Participant to (a) represent that the shares of Stock are being acquired for investment and not resale and to make such other representations as the Company shall deem necessary or appropriate to qualify the issuance of the shares as exempt from the Securities Act of 1933 and any other applicable securities laws, and (b) represent that Participant shall not dispose of the shares of Stock in violation of the Securities Act of 1933 or any other applicable securities laws.
     As a further condition to the grant of any Option or the issuance of Stock to Participant, Participant agrees to the following:
     (a) In the event the Company advises Participant that it plans an underwritten public offering of its Common Stock in compliance with the Securities Act of 1933, as amended, and the underwriter(s) seek to impose restrictions under which certain shareholders may not sell or contract to sell or grant any option to buy or otherwise dispose of part or all of their stock purchase rights of the Common Stock underlying Awards, Participant will not, for a period not to exceed 180 days from the prospectus, sell or contract to sell or grant an option to buy or otherwise dispose of any Award granted to Participant pursuant to the Plan or any of the underlying shares of Common Stock without the prior written consent of the underwriter(s) or its representative(s).
     (b) In the event the Company makes any public offering of its securities and determines in its sole discretion that it is necessary to reduce the number of issued but unexercised stock purchase rights so as to comply with any state’s securities or Blue Sky law limitations with respect thereto, the Board of Directors of the Company shall have the right (i) to accelerate the vesting of any Award, provided that the Company gives Participant prior written notice of such acceleration, or (ii) to cancel any Awards or portions thereof.
     (c) In the event of a transaction (as defined in Section 14 of the Plan), Participant will comply with Rule 145 of the Securities Act of 1933 and any other restrictions imposed under other applicable legal or accounting principles if Participant is an “affiliate” (as defined in such applicable legal and accounting principles) at the time of the transaction, and Participant will execute any documents necessary to ensure compliance with such rules.
     The Company reserves the right to place a legend on any stock certificate issued in connection with an Award pursuant to the Plan to assure compliance with this Section 10.

SECTION 11.
AMENDMENT OF THE PLAN
     The Board may from time to time, insofar as permitted by law, suspend or discontinue the Plan or revise or amend it in any respect; provided, however, that no such revision or amendment, except as is authorized in Section 9, shall impair the terms and conditions of any Award which is outstanding on the date of such revision or amendment to the material detriment of the Participant without the consent of the Participant. Notwithstanding the foregoing, no such revision or amendment shall (i) materially increase the number of shares subject to the Plan except as provided in Section 9 hereof, (ii) change the designation of the class of employees eligible to receive Awards, or (iii) materially increase the benefits accruing to Participants under the Plan without the approval of the shareholders of the Company if such approval is required for compliance with the requirements of any applicable law or regulation.

HEALTH FITNESS CORPORATION
ANNUAL MEETING OF SHAREHOLDERS
Monday, May 21, 2007
3:30 p.m. (Central time)
3600 American Boulevard West
Bloomington, Minnesota 55431

Health Fitness Corporation 3600 American Boulevard West Bloomington, MN 55431	proxy

This proxy is solicited by the Board of Directors for use at the Annual Meeting on May 21, 2007.
The shares of stock you hold in your account will be voted as you specify on the reverse side.
If no choice is specified, the proxy will be voted “FOR” Items 1, 2, 3 and 4.
The undersigned hereby appoints JOHN C. PENN, JAMES A. BERNARDS and MARK W. SHEFFERT, and each of them individually, with full power of substitution, as Proxies to represent and vote, as designated below, all shares of capital stock of Health Fitness Corporation registered in the name of the undersigned at the Annual Meeting of Shareholders of the Company to be held at the Company’s corporate offices, 3600 American Boulevard West, Bloomington, Minnesota, at 3:30 p.m. (Central time) on May 21, 2007, and at any adjournment or postponement thereof, and the undersigned hereby revokes all proxies previously given with respect to the meeting.
See reverse for voting instructions.

COMPANY #

There are three ways to vote your Proxy
Your telephone or Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.
VOTE BY PHONE — TOLL FREE — 1-800-560-1965 — QUICK ««« EASY ««« IMMEDIATE

•	Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on May 18, 2007.

•	Please have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available. Follow the simple instructions the voice provides you.
VOTE BY INTERNET — http://www.eproxy.com/hfit/ — QUICK ««« EASY ««« IMMEDIATE

•	Use the Internet to vote your proxy 24 hours a day, 7 days a week until 12:00 p.m.(CT) on May 18, 2007.

•	Please have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available (non-U.S. holders without numbers will leave blank). Follow the simple instructions to obtain your records and create an electronic ballot.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we’ve provided or return it to Health Fitness Corporation, c/o Shareowner ServicesSM, P.O. Box 64873, St. Paul, MN 55164-0873.
If you vote by Phone or Internet, please do not mail your Proxy Card
òPlease detach hereò

The Board of Directors Recommends a Vote FOR Items 1, 2, 3 and 4.

1.	Elect directors:	01 Gregg O. Lehman	05 Mark W. Sheffert
		02 K. James Ehlen	06 Linda Hall Whitman
		03 Jerry V. Noyce	07 Rodney A. Young
		04 John C. Penn	08 Robert J. Marzec

☐	Vote FOR all nominees (except as marked)	☐	Vote WITHHELD from all nominees

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

2.	Approve the Company’s Amended and Restated 2005 Stock Option Plan.	☐ For	☐ Against	☐ Abstain
3.	Approve the Company’s 2007 Equity Incentive Plan.	☐ For	☐ Against	☐ Abstain
4.	Ratify selection of Grant Thornton LLP as independent registered public accounting firm.	☐ For	☐ Against	☐ Abstain
5.	In their discretion, upon such other business as may properly come before the Meeting or any adjournment or postponement thereof.
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.

Address Change? Mark Box     ☐     Indicate changes below:

Date

Signature(s) in Box
PLEASE DATE AND SIGN ABOVE exactly as name appears at the left indicating, where appropriate, official position or representative capacity. For stock held in joint tenancy, each joint tenant should sign.